True and correct translation

Γεωργία Ν. Κουτσούκου, Δ.Ν.
Δικηγόρος - Α.Μ. Δ.Σ.Α. 32374
Μενάγια 9, 115 24 Αθήνα

PROGRAMME FOR THE ISSUANCE OF A COMMON BOND LOAN

Email: ggkoutsoukou@gmail.com

OF UP TO EUR 100,000,000

BY

"SAFE BULKERS PARTICIPATIONS PLC."

AS ISSUER

"SAFE BULKERS INC."

AS GUARANTOR

AND

"PIRAEUS BANK SOCIETE ANONYME"

AS BONDHOLDER AGENT

11.2.2022/2022

This PROGRAMME FOR THE ISSUANCE OF A COMMON BOND LOAN OF UP TO €100,000,000

Is signed today, 11.2.2022.

The following parties:

A. BOND LOAN ISSUER

The company with the corporate name "**SAFE BULKERS PARTICIPATIONS PLC.**", having its registered office in the Republic of Cyprus, at no. 71 Agias Filaxeos Str. & Arch. Makariou III, Safe Bulkers Tower, 3087, Limassol, Cyprus, registered in the Registrar of Companies of the Republic of Cyprus with Reg. no. HE 426311, with Cyprus VAT no. 10426311E, represented for the signing of the present programme for the issuance of a bond loan by Mr. Loukas Barbaris, by virtue of a granted authorisation (the "**Issuer**" or the "**Company**"),

B. BOND LOAN GUARANTOR

The company with the corporate name "**SAFE BULKERS INC.**", which has been incorporated on 11.12.2007, according to the laws of the Republic of the Marshall Islands, having its registered office at the Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960, registered with registration number 27394 in the registrar of non-resident domestic corporations and represented for the signing of the present programme for the issuance of a bond loan by Mr. Loukas Adamopoulos, by virtue of a granted authorisation (the "**Guarantor**"), and

C. BONDHOLDER AGENT

The societe anonyme with the corporate name "**PIRAEUS BANK SOCIETE ANONYME**", having its registered office in Athens (no. 4, Amerikis Str.), registered in the General Commercial Registry (GEMI) with no. 157660660000, with VAT no. 996763330, duly represented by Mrs Aikaterini Xenou and Mr Themis Xydis, which accepts its appointment as bondholder agent, in respect of the Bond Loan (as defined hereunder), under the terms of the present programme for the issuance of a bond loan (the "**Bondholder Agent**"),

agreed and mutually declared and accepted the following:

PREAMBLE

I. By virtue of the resolution of the Issuer's board of directors dated 19.01.2022 (the "**BoD Resolution**"), the issuance of a common bond loan was decided, up to the total principal amount of one hundred million Euros (€100,000,000), down to a minimum amount of eighty million Euros (€80,000,000) (the "**Bond Loan**"), divided in up to one hundred thousand (100,000) intangible, bearer, common bonds, each of a nominal value of one thousand Euros (€1,000), to be issued on a one-off basis and admitted to trading in the Fixed Income Securities category of the Regulated Market of the Athens Stock Exchange and will be made available by public offer to investors within the Greek Territory, pursuant to Greek law, the decisions of the Athens Stock Exchange and the Hellenic Capital Market Commission (the "**Bonds**"). The Bonds are identified by ISIN GRC8261222B1, without the option of being converted into shares of the Guarantor.

II. The issuance of the Bonds and the terms of the present Programme shall be governed by the provisions of articles 59-74 of L. 4548/2018 (the "**Law**"), any provisions of L. 3156/2003 in force, and particularly the provision of article 14 of L. 3156/2003, as well as the provisions of L. 3371/2005, while the offering of the Bonds shall be conducted in accordance with resolution no. 34 of the Stock Markets Steering Committee of the Athens Stock Exchange, in respect of the electronic book building service (as such resolution may be amended, replaced and in force from time to time - the "**EBB Resolution**").

III. By virtue of the resolution of the Guarantor's board of directors dated 19.01.2022 , the granting of the Guarantee (as defined hereunder) was decided, pursuant to the terms of such resolution and Clause 25 herein.

IV. The Bondholders (as defined hereunder) shall form a group, within the meaning of article 63 of the Law, and a Bondholder agent shall be appointed, according to the provisions of article 64 et seq. of the Law.

V. By the present Programme (as defined hereunder) and the rest of the Bond Loan Documents (as defined hereunder) the Issuer sets the terms governing the Bond Loan and the Bonds, in accordance with article 60 par. 3 of the Law.

1. DEFINITIONS

1.1 Unless otherwise provided for herein, in the present Programme:

Subscription Application means the application (i.e. the purchase offer according to the EBB Resolution) submitted by any interested investor through an EBB Member, according to the specific provisions of the EBB Resolution, whereby the interested investor undertakes to primarily subscribe for his own account or for the account of a third party, to the part of the Bond Loan referenced therein.

Application for the Provision of Cash Distribution Management Services means the Guarantor's application dated 26.01.2022, entitled "Application – Special Terms for the use of the cash distribution service through ATHEXCSD", in order to use the cash distribution service through the DSS Administrator, according to articles 2.12.1 - 2.12.4 of Part 2, Section VIII of the Rulebook of the Hellenic Central Securities Depository.

Fees means the overall fees, expenses and any other amounts due by the Issuer to the Bondholder Agent, in the context of the latter's appointment and exercise of duties as Bondholder agent, within the meaning of article 64 par. 2 of the Law.

Pro rata Participation means the percentage represented by the aggregate outstanding Nominal Value of all the Bonds held by a Bondholder, in relation to the total outstanding Nominal Value of the Bonds held by all Bondholders.

EBB Resolution has the meaning ascribed to the term in Clause II of the Preamble hereof.

Qualified Majority Bondholders at a Bondholders Meeting means Bondholders holding Bonds, whose total outstanding Nominal Value represents at least sixty-six-point sixty-seven percent (66.67%) of the total outstanding Nominal Value of all the Bonds represented at the Meeting (after deducting the total outstanding Nominal Value of Bonds

represented at the Meeting, which may be held by Non-Voting Bondholders), on condition of compliance with the quorum percentages under Clause 18.4(b) herein.

Termination Event means any event or circumstance defined in Clause 15 hereof (Termination Events – Termination).

Lender means each Bondholder, the Payment Agent and the Bondholder Agent.

Index/Indices or Financial Index/Indices has the meaning ascribed to the term in Clause 14.1(viii) hereof.

Public Offer means the offering of the Bonds to investors within the Greek Territory, through a public offer conducted in accordance with the provisions of the Prospectus, the EBB Resolution and the provisions of Clause 3 (Offering, Subscription and Issuance of the Bond Loan) hereof.

Tradable Securities means any transferable securities, within the meaning of article 4 par. 44 of L. 4514/2018 and article 1(3) of L. 3371/2005, as well as any other similar or associated, in terms of meaning or effect, transferable securities or money-market instruments, within the meaning of article 4(17) of L. 4514/2018, which may be issued and/or guaranteed by the Issuer and/or a Greek Subsidiary of the Issuer, apart from (a) the Bonds under the present Programme, and (b) other transferable securities within the meaning of article 4(44) of L. 4514/2018 and article 1(3) of L. 3371/2005, as well as any other similar or associated, in terms of meaning or effect, transferable securities or money-market instruments, within the meaning of article 4(17) of L. 4514/2018, which may be issued and/or guaranteed by the Issuer and/or a Greek Subsidiary of the Issuer, to be offered in Greece or abroad, provided that (i) they are exclusively covered and held by credit institutions and, cumulatively, (ii) there are not listed for trading on a trading venue, within the meaning of article 4(24) of L. 4514/2018, or a multilateral system in general, within the meaning of article 4(19) of L. 4514/2018.

Payment Agent means the DSS Administrator in its capacity as manager of payments, as specifically provided for in Clause 12 (Payments) hereof and in accordance with the Application for the Provision of Cash Distribution Management Services.

DSS Administrator means the société anonyme with the corporate name "HELLENIC CENTRAL SECURITIES DEPOSITORY SOCIÉTÉ ANONYME" and the distinctive title "ATHEXCSD", which operates as a Central Securities Depository (CSD), in accordance with Regulation (EU) No. 909/2014 and L. 4569/2018, having its registered office in Athens (no. 110, Athinon Ave. – P.C. 10422), registered in the General Commercial Registry (GEMI) with GEMI no. 057958104000, with VAT no. 094449050 / FAE Athens Public Revenue Office, which will maintain the Bonds' record, through the Dematerialized Securities System (DSS), and conduct the coupon payments and capital repayments of the Bonds, according to its rules and procedures.

Bond Loan Documents means the Programme, the Bonds, the Bondholder Agent Appointment Agreement, the Application for the Provision of Cash Distribution Management Services, as well as any other document that may jointly be defined as such by the Bondholder Agent and the Issuer.

Guarantee means the guarantee provided by the Guarantor, by virtue of Clause 25 hereof.

Warranties means the representations and warranties made by the Issuer and the Guarantor, in accordance with Clause 13 (Representations and Warranties of the Issuer and the Guarantor) hereof.

Issuer means the public limited company with the corporate name "SAFE BULKERS PARTICIPATIONS PLC.", which has been incorporated and operates under Cypriot Law, having its registered office in the Republic of Cyprus, at no. 71 Agias Filaxeos Str. & Arch. Makariou III, Safe Bulkers Tower, 3087, Limassol, Cyprus, registered in the Registrar of Companies of the Republic of Cyprus with Reg. no. HE 426311, with Cyprus VAT no. 10426311E, and is regarded as the equivalent of a societe anonyme, according to article 2(1) and Annex I of Directive (EU) "relating to certain aspects of company law".

Valuer means any one of Arrow Valuations, Fearnleys A/S, Maersk Broker Advisory Services A/S, Clarkson Valuations Limited, Galbraith, Braemar ACM Valuations, SSY Valuation Services Ltd., Poten & Partners and Allied Shipbroking Inc. (including any subsidiary or other member company of the same group of companies, conducting ship valuations), as well as any other valuer, of similar standing and reputation, as may be agreed in the future by the Issuer and the Bondholder Agent.

Control means, in respect of a legal person, the power of a natural or a legal person, conferred either by virtue of the ownership of shares or other equity instruments carrying voting rights or control over such voting rights, or under a contract or an understanding (written or oral, explicit or tacit), or by virtue of an agency relationship or otherwise, (a) to dictate the management and policy of the legal person, or (b) to directly or indirectly appoint the majority of the members of its management body of such legal person, or (c) to exercise dominant influence over such legal person.

Legal Dispute means any lawsuit, petition, recourse or any other legal remedy and appeal (including compulsory or collective enforcement proceedings), before a court or an arbitral tribunal or an administrative or independent supervisory authority.

Prospectus means the prospectus which was published in accordance with the provisions of Regulation (EU) 2017/1129, delegated Regulations (EU) 2019/979 and 2019/980 and L. 4706/2020, as in force, by the Issuer for the Public Offer.

Consolidated Net Profit Before Tax means, always on the basis of the Guarantor's consolidated financial statements, the amount of consolidated net profit before tax, denominated in USD, referring to the twelve-month period expiring on the relevant Reference Date, and in any case as evidenced by the relevant Accounting Data corresponding to such period of time.

Semi-Annual Financial Statements means the Guarantor's condensed consolidated financial statements, drafted according to the Generally Acceptable Accounting Principles of the United States of America, and the Issuer's audited, condensed consolidated financial statements, drafted according to the International Financial Reporting Standards, as adopted by the European Union, for each Fiscal Half-Year, which are submitted to the Bondholder Agent according to Clause 14.2 hereof.

Security Interest means any interest that results in creating an encumbrance or granting an equivalent privilege, in the form of a mortgage, a mortgage prenotation within the meaning of article 1274 of the Greek Civil Code (GCC), a pledge, a non-possessory pledge under L. 2844/2000, a floating charge under L. 2844/2000, a financial security within the meaning of L. 3301/2004, as in force, a security assignment or other security interest equivalent to the above or a similar or analogous agreement in any foreign jurisdiction to secure a claim, as well as any other contract or agreement having essentially the same effect (trust/security transfer), explicitly excluding in any case (i) the granting of personal security in the form of a guarantee, within the meaning of articles 847 et seq. of the GCC or equivalent provisions under foreign law or a standalone guarantee or a guarantee of a non *in rem* nature under Greek law or equivalent provisions of foreign law, and (ii) a pledge over an account or the assignment of claims deriving therefrom, according to Greek law or equivalent provisions of foreign law.

Costs means any costs and expenses which are attributed to and payable by the Issuer, according to Clause 19 (Costs) hereof.

Occurrence of a Change of Control Event means any of the following:

(a) the Guarantor's loss of Control over the Issuer; or

(b) the loss of Control of the Members of the Hajioannou Family over the Guarantor; or

(c) the Members of the Hajioannou Family directly or indirect holding of a stake under thirty percent (30%) in the Guarantor's share capital, entailing the loss of Control of the Members of the Hajioannou Family over the Guarantor;

unless the loss of Control is restored in any case within six (6) months of its occurrence.

For the avoidance of any doubt, the percentage defined in point (c) will be calculated at all times, until the expiry of the Programme, as the sum of all direct and indirect stakes held by each of the Members of the Hajioannou Family.

Termination Notice means the notice served by bailiff to the Issuer and the Guarantor from the Bondholder Agent (acting in accordance with Clause 15 hereof (Termination Events – Termination)), following the occurrence of a Termination Event which is continuing, whereby part of or all the obligations under the Bond Loan Documents are declared immediately due and payable. , and, following which, the Issuer is under the obligation to pay the Termination Amount on the Termination Date.

Interest Rate means the fixed annual interest rate, applicable throughout the term of the Bond Loan, which shall be announced by the Issuer following the building of a Book of Bids, by an announcement on the ATHEX Daily Official List, by no later than the next Business Day after the end of the Public Offer period, as provided for in the Prospectus and as this shall be determined on the basis of the final yield.

Default Rate means the default rate, which equals the Interest Rate increased by two percent (2%) annually.

Business Day means any day (other than a Saturday and Sunday) on which banks are open for banking transactions in Athens and which is a TARGET Day and on which the ATHEXClear operates.

ATHEXClear means the société anonyme with the corporate name "Athens Exchange Clearing House Société Anonyme" and the distinctive title "ATHEXClear", registered in the General Commercial Registry (GEMI) with GEMI no. 6410501000 (former S.A.R. No. 58973/01/B/05/309), which undertakes the clearing of transactions in the Athens Stock Exchange.

Annual Financial Statements means the Guarantor's audited, consolidated financial statements, drafted according to the Generally Acceptable Accounting Principles of the United States of America, and the Issuer's audited, consolidated financial statements, drafted according to the International Financial Reporting Standards, as adopted by the European Union, for a Fiscal Year, which are submitted to the Bondholder Agent according to Clause 14.2 hereof.

ATHEX means the société anonyme with the corporate name "Hellenic Exchanges – Athens Stock Exchange S.A.", having its registered office in Athens, at no. 110, Athinon Avenue, and any subsidiary thereof, as well as any division thereof that relates or is associated with the listing, trading and clearing of the Bonds in the Athens Stock Exchange, the maintenance of the Bonds' record, the coupon payments and capital repayments of the Bonds, as well as any related matter, according to the legislation in force and the applicable procedure and the Athens Stock Exchange Regulations, as in force from time to time.

E.B.B. means Electronic Book Building.

TARGET Day means any day on which transactions are conducted in the Trans-European Automated Real-Time Gross Settlement Express Transfer Payment System (TARGET 2).

Reference Date means June 30th and December 31st of each Fiscal Year of the Guarantor.

Bond Loan Repayment Date means the respective date, following the lapse of five (5) years from the Issuance Date, on which the Issuer is obliged to repay the principal amount of the Bond Loan in full, together with accrued interest, plus any Costs and Taxes payable under the Bonds and the present Programme.

Issuance Date means the date, following expiry of Public Offer through the EBB Service, on which the following will have cumulatively occurred: (1) the Issuer will have proceeded to the one-off issuance of all the Bonds, (2) every Subscription Obligor will have fully subscribed to the Bonds it is entitled to, by paying the due amount, according to the terms of the present Programme, in respect of the allocation of the offered Bonds, and (3) the Bonds will have been credited to the Shares and Securities Accounts mentioned in the Subscription Applications.

Termination Date means the date set by the Bondholder Agent (acting according to Clause 15 (Termination Events – Termination) hereof) in the Termination Notice, as the payment date of the Termination Amount by the Issuer. Such date cannot fall earlier than ten (10) Business Days from the date of the Termination Notice.

Payment Date means any date on which the Issuer is obliged to make any payment to a Lender, in accordance with the terms of the Bond Loan Documents.

Γεωργία Ν
Δικηγόρος
Μενάγ
ΑΦΜ: 1251
Email: ggk
Τηλέφ

Beneficiary(-ies) Determination Date (record date):

(a) regarding interest and/or capital, means, subject to the application of the Stock Exchange Regulations, the Business Day prior to the Payment Date, on which the persons registered in the DSS records become beneficiaries of the relevant right, in respect of the Bond Loan and the Bonds, and

(b) regarding voting, with reference to participating at a Meeting, means the fifth (5th) Business Day prior to the date of any Bondholders Meeting, including postponed and iterative meetings, on which the persons registered in the DSS records appear as Bondholders. Bondholder status is electronically verified by the DSS Administrator, via direct electronic connection of the Issuer with the DSS records, with no certificate required to be produced by Bondholders. The appointment or revocation of any Bondholder representative will not be taken into account, unless received by the Issuer by no later than the third (3rd) Business Day prior to the session of the Bondholders Meeting.

Subsidiary means any legal person which is a parent - subsidiary of the Issuer or the Guarantor as its parent company, according to the applicable accounting rules governing the Issuer or the Guarantor, respectively.

Stock Exchange Regulations means the ATHEX Exchange Rulebook, the Rulebook of the Hellenic Central Securities Depository, the Clearing and Settlement Rulebook, the EBB Resolution and any other ATHEX regulation and procedure, without further distinction.

Clearing and Settlement Rulebook means the "Regulation of Clearing of Transferrable Securities Transactions in Book Entry Form" of the ATHEXClear, which has been issued pursuant to article 73 of L. 3606/2007, decision no. 103/28.7.2014 of the ATHEXClear Board of Directors and the approving decision no. 1/704/22-01-2015 of the Hellenic Capital Market Commission, as amended and in force.

Rulebook of the Hellenic Central Securities Depository means the "Rulebook of the Hellenic Central Securities Depository" issued by virtue of article 3 of L. 4569/2018 (G.G. A/179/11.10.2018), the decision of the ATHEXCSD's Board of Directors dated 22.02.2021 and the approving decision no. 6/904/26.2.2021 of the Hellenic Capital Market Commission (G.G. B/1007/16.03.2021), as in force.

ATHEX Exchange Rulebook means the operating rules of the Regulated Market of the ATHEX, drafted by the ATHEX under article 43 of L. 3606/2007, as approved by the ATHEX Board of Directors and uploaded on the ATHEX website, as in force from time to time.

Disbursement to Shareholders has the meaning ascribed to the term in Clause 14.1(ix) hereof.

Overdue Amount means any amount due by the Issuer in connection with the Bonds or any Bond Loan Document and which was not paid on the agreed date (due date).

Own Securities Account / Clients Securities Account / Client Securities Account means any account opened and maintained by a Participant for a Bondholder, in respect of one or more Bonds, according to the respective definitions set forth in Section I, Part 1 of the Rulebook of the Hellenic Central Securities Depository.

DSS Administrator Account means the account held by the DSS Administrator in TARGET 2, where the amounts destined for paying the Issuer's obligations under the Bond Loan shall be credited, through the Bondholder Agent, from the Bond Loan Account or the Issuer or the Guarantor directly.

Bond Loan Account means the special interest-bearing account held in the Bondholder Agent, in accordance with article 65(4) of the Law, where the funds deposited by the Issuer and/or the Guarantor shall be destined for paying the Issuer's obligations under the Bond Loan and shall be credited by the Agent to the DSS Administrator Account.

Cash Settlement Account has the meaning ascribed to the term in Section I, Part 1 of the Rulebook of the Hellenic Central Securities Depository.

EBB Member means the Market Member of the Securities Market of the Athens Stock Exchange, which declares participation as an EBB Member in the present Programme, according to the EBB Resolution.

Members of the Hajioannou Family, for the purposes of the present Programme, are each of the following:

(a) Polys Hajioannou, and

(b) every child of the late Mr. Vassos Hajioannou, and

(c) the widow of the late Mr. Vassos Hajioannou, and

(d) any direct descendant of the persons referred to in points (a) to (c) hereinabove, and

(e) any spouse of the persons referred to in points (a) to (d) hereinabove, and

(f) associations of funds, (trusts) and institutions, which: i) are either controlled by any of the persons referred to in points (a) to (e) hereinabove, ii) or whose beneficiary is any of the persons referred to in points (a) to (e) hereinabove, as well as the legal representatives of any of the persons referred to in points (a) to (e) hereinabove, and

(g) any legal person which, as the case may be, is either under the ownership or the Control of one or more of the persons referred to in points (a) to (f) hereinabove.

Share has the meaning ascribed to the term in Section I, Part 1 of the Rulebook of the Hellenic Central Securities Depository.

Party has the meaning ascribed to the term in Clause 17.35 hereof.

Non-Voting Bondholder means: a) the Bondholder who, at the relevant moment in time, is not entitled to vote at a Meeting, due to a conflict of interest according to the provisions of the Law, b) the Issuer, the Guarantor and any Subsidiary thereof, provided that they hold one or more Bonds, and c) the Bondholder having a direct or indirect stake in the share

capital of the Issuer or a Guarantor, amounting to at least twenty-five percent (25%). For the avoidance of any doubt, it is explicitly clarified that the percentage referenced in c) hereinabove, will be individually calculated for each Bondholder.

Law has the meaning ascribed to the term in par. II of the Preamble of the present Programme.

Financial Statements means the Annual Financial Statements and Semiannual Financial Statements of the Guarantor.

Fiscal Half-Year means each six-month (6) period, which ends on June 30th of each year.

Fiscal Year means each twelve-month (12) period, which commences on January 1st and ends on December 31st of each year.

Bond Loan has the meaning ascribed to the term in par. I of the Preamble of the present Programme.

Bonds have the meaning ascribed to the term in par. I of the Preamble of the present Programme.

Bondholder means any Person holding Bonds during the term of the Bond Loan and certified as a beneficiary of the Bonds, according to a certificate/list issued by the DSS Administrator, provided that the DSS Administrator provides registry services, or through the Participants and Registered Intermediaries in the central securities depository, in any other case (article 60 par. 4 of the Law).

Nominal Value means, in respect of a Bond, the nominal principal amount of such Bond, which initially, on the Issuance Date, amounts to One Thousand Euros (€1,000).

Material Adverse Change means any event or circumstance, which would result in a material adverse change occurring in relation to the Issuer's and/or the Guarantor's ability to meet their obligations under the Bond Loan Documents. It is explicitly agreed that, in terms of the Issuer, there will be no material adverse change in respect of its ability to meet its financial obligations under the Bond Loan Documents, provided that and for as long as the Guarantor fulfils its obligation, under Clause 14.1(xiv) hereof.

Tax Withholding means the occasional reduction of an amount payable to any beneficiary, in accordance with the terms of a Bond Loan Document, due to the imposition of Tax, including the imposition of withholding on payments of interest from the Bonds, against a tax obligation of the beneficiary over the payable amount, at a percentage determined by the legislation applicable from time to time.

Interest Period means any six-month period, which is defined as such pursuant to Clause 8 (Interest Periods) hereof and with reference to which the interest on each Bond or Overdue Amount is calculated.

Subscription Period means the time period of three (3) Business Days from the date to be set by the Issuer's Board of Directors or the persons authorized to that end, according to the BoD Decision, during which:

(a) the Bond Loan's subscription through a Public Offer via the EBB Service shall be conducted;

(b) Subscription Obligors will submit Subscription Applications; and

(c) following the end of which, the Issuer shall proceed to the one-off issuance of the Bonds.

Compliance Certificate means the certificate in the form set out in Annex A (Compliance Certificate), signed by the Issuer and the Guarantor, which will include the calculation of the Indices under Clause 14.1(viii), together with the relevant findings report attached thereto, on the basis of "agreed-upon procedures", according to the International Standard on Related Services 4400 "Engagements to Perform Agreed-Upon Procedures Regarding Financial Information", as in force, signed by the audit firm "DELOITTE CERTIFIED PUBLIC ACCOUNTANTS S.A.", having its registered office in the Municipality of Amaroussion, at no. 3A Fragkoklissias Str. (P.C. 151 25), or any other audit firm engaged for the Guarantor's ordinary financial audit.

Majority Bondholders at a Bondholders Meeting means Bondholders holding Bonds, whose total outstanding Nominal Value represents over fifty percent (50%) of the total outstanding Nominal Value of all the Bonds represented at the Meeting (after deducting the total outstanding Nominal Value of Bonds represented at the Meeting, which may be held by Non-Voting Bondholders), on condition of compliance with the quorum percentages under Clause 18.4 herein.

Termination Amount means the amount stated in the Termination Notice, as immediately due and payable by the Issuer, as determined by the Bondholder Agent (acting according to Clause 15 (Termination Events – Termination) hereof).

Programme means the present programme for the issuance of a Bond Loan, which includes, within the meaning of article 60 par. 3 of the Law, the terms of the Bond Loan and binds every Bondholder and every universal or special successor thereof, as well as all third parties drawing rights from the above persons.

ATHEX Regulated Market means the ATHEX Securities Market, as well as any regulated market under article 4(21) of L. 4514/2018, whose market administrator is the ATHEX and which is cleared by the ATHEXClear and whose scope of trading is transferrable securities, as these are defined in L. 4514/2018.

Bondholder Agent Appointment Agreement means the agreement between the Issuer and the Bondholder Agent, whereby the Bondholder Agent was appointed, in accordance with the provisions of Clause 17 (Bondholder Agent) hereof.

Participant has the meaning ascribed to the term in Section I, Part 1 of the Rulebook of the Hellenic Central Securities Depository.

Affiliate means any natural or legal person which, under the relevant accounting rules governing the Issuer or the Guarantor, is affiliated to the latter.

Meeting or Bondholders Meeting has the meaning ascribed to the term in Clause 18.3 hereof.

Total Adjusted Asset Value has the meaning ascribed to the term in Clause 14.4(xiv) hereof.

Total Adjusted Equity Net Value means, in relation to each Reference Date, the amount by which the Total Adjusted Asset Value exceeds the Total Liabilities, in any case upon the pertinent Reference Date.

Joint Coordinator and Bookrunner means the credit institution with the corporate name "PIRAEUS BANK SOCIETE ANONYME", having its registered office in Athens (no. 4, Amerikis Str.), registered in the General Commercial Registry (GEMI) with no. 157660660000, appointed by the Issuer as joint coordinator and bookrunner in the issuance of the Bond Loan.

Dematerialized Securities System or DSS has the meaning ascribed to the term in Section I, Part 1 of the Rulebook of the Hellenic Central Securities Depository.

Offering Price means the offering price of the Bonds, which amounts to €1,000 per Bond.

EBB Service means the electronic book building service provided by the ATHEX, in accordance with the provisions of the EBB Resolution.

Ships Under Acquisition means the ships under acquisition Koulitsa 2, Paraskevi 2, Venus Harmony, Troodos Air to be acquired by the issuer through its wholly owned 100% Subsidiaries.

Subscription Obligor shall mean any person who has duly submitted a Subscription Application and to whom Bonds have been allocated, in accordance with the provisions of the present Programme, and who is committed, inter alia, to primarily subscribe to part of the Bond Loan through the Public Offer.

Liabilities has the meaning ascribed to the term in Clause 14.1 hereof.

Taxes means all present and future, direct or indirect taxes, charges, contributions, stamp duties or duties in favour of a public authority and third parties and any form of costs (indicatively including any value added tax or other contribution, payable or deductible under L. 128/75, or any other law and regulatory act in Greece, Cyprus or the law of the Issuer's registered office, as may be from time to time) and any interest, fine, surcharge, penalty clause or additional charge payable in relation to the non-payment or late payment thereof, by the Guarantor or the Issuer, after they have been imposed by any tax or other public authority, in relation to the issuance of the Bond Loan, the Programme and the Bonds, apart from: (i) the Bondholders' income tax and relevant Tax Withholding, (ii) other tax, contributions (ordinary or extraordinary) and generally charges of any kind, which are calculated, imposed or collected on the basis of the income or profit or the income tax of Bondholders, such as, indicatively and without limitation, the special solidarity contribution of Bondholders who are natural persons, and (iii) any tax on transfer or capital gains tax due to the transfer and/or any other way of the Bonds' disposal, and the terms Tax and Taxation shall be construed accordingly.

Debt means any amount which, according to the provisions of the Bond Loan Documents, is due or payable from time to time, by the Issuer to the Bondholder Agent and/or the Bondholders, such as, indicatively, any due amount of capital and interest (indicatively, contractual and/or default), any fees, costs and Taxes in relation to the Bonds, including the Bondholder Agent's fee according to the Bondholder Agent Appointment Agreement,

or as otherwise derives and falls due by the Issuer, according to the Bond Loan Documents.

Athens Stock Exchange or ATHEX means the société anonyme with the corporate name "Hellenic Exchanges – Athens Stock Exchange S.A.", which acts as administrator of the ATHEX Regulated Market.

EBITDA means, in relation to the Reference Date and always on the basis of the Guarantor's consolidated financial statements, the amount in USD of the consolidated Net Profit Before Tax, in relation to the twelve-month period expiring on the pertinent Reference Date, after:

(1) adding the consolidated net interest costs and deducting the consolidated net interest earning;

(2) adding any unusual or extraordinary costs and deducting any unusual or extraordinary earnings;

(3) adding amortisations;

(4) deducting non-monetary profits and adding non-monetary losses;

in any case, as evidenced by the relevant Accounting Data corresponding to such period of time.

It is explicitly clarified that item (4) above is also related to any adjustment of an asset and any profit or loss relating to the book value resulting from the disposal of an asset or the reduction of the book value of an asset, as a result of compliance with the US GAAP.

US GAAP means the Generally Acceptable Accounting Principles of the United States of America.

1.2 Unless otherwise expressly provided in the Programme:

(i) capitalized terms shall have the meaning ascribed to them in the Programme;

(ii) headings in the Programme have been inserted for convenience only and shall not be taken into account for the interpretation of its terms, regardless of their wording;

(iii) use of the singular includes the plural and vice versa, where so required by the context;

(iv) any reference to a Bond Loan Document or other document or agreement shall be a reference to the relevant document or agreement as amended, renewed, extended or rephrased and applicable from time to time;

(v) any reference to a provision of a law, administrative act or other piece of legislation shall be a reference to that provision, as applicable or amended from time to time or replaced by a subsequent provision;

(vi) any reference to a person or entity shall also include their special or universal successors;

(vii) references to a "Termination Event which is continuing" or an "Existing Termination Event" shall not refer to a Termination Event (subject to the provisions of Clause

15.5 hereof), which has occurred but to one which has been lifted or in respect of which the Bondholders have explicitly and in writing waived their right to terminate the Bond Loan, according to Clause 15 (Termination Events – Termination) hereof;

(viii) any reference to clauses, sections, provisions and annexes shall be a reference to the clauses, sections, provisions and annexes of the present Programme, respectively; and

(ix) references to an hour of a day shall refer to Athens time.

1.3 The Annexes to the present Programme constitute an integral part thereof and shall be understood as forming a unified whole therewith.

2. PURPOSE OF THE BOND LOAN

2.1 The total net proceeds to be raised, regardless of full or partial subscription, shall be used, beginning on the Bonds' trading commencement date in the Regulated Market of the Athens Stock Exchange, towards the purchase on behalf of the Issuer, through its fully (100%) controlled Subsidiaries, of the Ships Under Acquisition.

In the event that, following the aforementioned disposal, some of the net proceeds raised still remain available, they will be fully used, and in any case within eighteen (18) months from the Issuance Date, to cover the Issuer's needs in working capital.

The Issuer undertakes, in the event of any changes in the use of the raised proceeds, as well as any additional relevant information, to comply with the provisions of article 22 of L. 4706/2020, as in force from its coming into effect, and inform investors, Bondholders, the Hellenic Capital Market Commission and the ATHEX Board of Directors, according to the provisions of the Capital Market legislation.

The Issuer undertakes to disclose the privileged information relating to the use of the proceeds raised from the Issuance, in accordance with the provisions of Regulation (EU) No. 596/2014, the provisions of L. 4443/2016, as in force, and any other applicable legislative and regulatory provisions.

2.2 The Bond Loan's issuance costs shall be deducted from the total raised proceeds.

2.3 Until fully allocated for the purposes set forth in Clause 2.1 hereof, the proceeds raised from the Bond Loan shall remain in the Issuer's bank accounts in USD or in euro, at the choice of the Issuer.

3. OFFERING, SUBSCRIPTION AND ISSUANCE OF THE BOND LOAN

3.1 The Bonds will be offered by a Public Offer to take place during the Subscription Period, in accordance with the EBB Resolution.

3.2 The Bonds are offered at the Offering Price and issued at par.

3.3 Interested investors wishing to participate in the Public Offer will submit Subscription Applications via the EBB Members and undertake the subscription and payment of the

Bonds they wish to acquire, according to the terms and conditions of the present Programme, the EBB Resolution and the Bond Loan Prospectus.

3.4 The trading unit in the ATHEX shall be one (1) Bond certificate.

3.5 The submission, collection, registration and ranking of the Subscription Applications in the EBB, as well as the final allocation of the Bonds to investors, is conducted according to the provisions of the Prospectus and the EBB Resolution.

3.6 In the event that the Bond Loan is not subscribed by at least eighty million Euros (€80,000,000), the issuance of the Bond Loan will be cancelled, as well as the financing in general, and the amount corresponding to the participation value of each interested investor will be returned without interest by the EBB Member, through which the Subscription Application was made.

4. BOND LOAN PROGRAMME

Bondholders and persons drawing rights or claims under the Bonds shall be presumed to be aware of the content of all the terms of the Programme and to have accepted them without reservation and shall be bound by the terms of the Programme, according to the provisions of article 60(3) of the Law.

5. EXERCISE OF BONDHOLDER RIGHTS

Subject to any contrary provision of the present Programme, as of the expiry of the Bond Loan, according to Clause 15 (Termination Events – Termination) hereof or otherwise, Bondholders may exercise their rights individually.

6. RANKING OF CLAIMS UNDER THE BONDS

6.1 In the event of the Issuer's liquidation or individual or collective insolvency proceedings thereof (such as, indicatively, in the event of dissolution or similar collective proceedings for satisfying creditors), insofar as the Issuer's registered office remains in Cyprus, Bondholders shall be satisfied with regard to their claims under the Bond Loan and the Bonds *pro rata* and *pari passu* among themselves and with all other unsecured creditors of the Issuer, with the exception of secured and privileged claims, according to the provisions of the Cyprus Companies Law, Chapter 113, as applicable from time to time.

6.2 In the event of enforcement proceedings against the Issuer and its assets in Cyprus, the auction proceeds shall be given to the creditor pursuing the enforcement proceedings, towards the full or partial satisfaction of its claim under the Bond Loan and the Bonds, subject to any priority awarded to secured creditors, whose claims are secured by a mortgage or pledge or any other right in rem over the auction proceeds and whose satisfaction will be prioritized by virtue of the security granted to them.

7. INTEREST

7.1 Interest on the Bonds' outstanding capital is generated on a daily basis and is calculated according to the Interest Rate for each Interest Period, in respect of an actual number of days lapsed and on the basis of a three hundred and sixty-day (360) year. Interest is paid on the last day of each Interest Period.

7.2 Default Interest accrues on any Overdue Amount and is calculated on the basis of the Default Rate, from the day when the relevant amount fell due up to the date when it was duly and fully paid (both before as well as after the potential issuance of a judgment). In the event that the Overdue Amount remains outstanding over successive Interest Periods, Default Rate is applied and interest is calculated in relation to each Interest Period separately.

7.3 In addition to Default Interest, the Issuer also owes interest thereon from the first day of delay, which is computed per semester and added to the capital per semester, or otherwise, to the full extent permitted under Greek law.

8. INTEREST PERIODS

8.1 Each Bond has successive six-month Interest Periods. Each Interest Period of a Bond commences right after the expiry of the previous Interest Period and ends six (6) months thereafter. The first Interest Period commences on the Issuance Date and ends six (6) months thereafter.

8.2 In the event that an Interest Period ends on a non-Business Day, expiry is extended to the following Business Day of the same calendar month; otherwise (i.e. if there is no other Business Day in the same calendar month) the Interest Period shall end on the immediately previous Business Day.

8.3 Where an Interest Period exceeds the Bond Loan Repayment Date, it shall be shortened so as to end on the Bond Loan Repayment Date.

9. TERM - REPAYMENT

9.1 The Bonds are paid at their nominal value in their entirety on the Bond Loan Repayment Date, subject to Clause 9.3 hereof. Bondholders may not request partial or full prepayment or repayment of their Bonds prior to the Bond Loan Repayment Date, subject to the provisions of Clause 15 (Termination Events – Termination) hereof.

9.2 The Issuer and the Guarantor may acquire Bonds through the ATHEX or over-the-counter, according to the provisions of the applicable legislation.

9.3 Early redemption of the Bonds by the Issuer (Call option)

9.3.1 During the time period commencing on the Issuance Date and ending on the expiry date of the fourth (4th) Interest Period, the Issuer may not proceed to the early redemption of all or part of the Bonds' capital. The Issuer has the right to proceed to the early redemption of all or part of the Bonds, solely upon expiry of the fourth (4th) Interest Period and until up to six (6) months prior to the Bond Loan Repayment Date. The early redemption right may only be exercised by the Issuer upon the expiry date (namely the last day) of each Interest

Period throughout the aforementioned period. To be more specific, upon the lapse of the expiry date of the fourth (4th) Interest period, the Issuer's early redemption right of the Bonds will be as follows and the Issuer may solely exercise such right on the following dates and only on condition of payment of the following amounts to the Bondholders:

Time of exercise of the right	**Amounts payable upon exercise of the early redemption right by the Issuer**
Upon expiry of the fifth (5th) and/or sixth (6th) Interest Period	1) Nominal value of the capital of each redeemable Bond, together with accrued interest and other Costs and Tax, and 2) Premium per Bond, amounting to one point five percent (1.5%) of the nominal value of each redeemable Bond.
Upon expiry of the seventh (7th) and/or eighth (8th) Interest Period	1) Nominal value of the capital of each redeemable Bond, together with accrued interest and other Costs and Tax, and 2) Premium per Bond, amounting to point five percent (0.5%) of the nominal value of each redeemable Bond.
Upon expiry of the ninth (9th) Interest Period	Nominal value of the capital of each redeemable Bond, together with accrued interest and other Costs and Tax without payment of any premium amount per redeemable Bond.

9.3.2 By way of exception to Clause 9.3.1 hereof, the Issuer may at any time, in the event of an adverse change occurring for the Issuer in respect of the tax treatment of the Programme or the Bonds, over the Bonds' nominal value, proceed to the early redemption of the entire Bond capital, at 100% of its nominal value, after accrued interest, Costs and Tax.

Early redemption of Bonds on the initiative of the Issuer, in accordance with the present Clause 9.3, requires a prior written notification to the Bondholder Agent and subsequently the Bondholders, through an announcement made by the Issuer to the ATHEX, at least thirty (30) days prior to the foreseeable early redemption date. Such announcement shall irrevocably bind the Issuer to prepay the amount of Debt at the time and on the conditions stated in the announcement in question. The Issuer may proceed, on one or more occasions, to the partial early redemption of the Bonds' capital, by obligatorily prepaying on each occasion, a capital amount of a total Nominal Value of at least ten million Euros (€10,000,000), while each early redemption amount shall reduce the Nominal Value of all Bonds on a pro rata basis. Each partial early redemption shall be conditional on the remaining Nominal Value of the Bonds, after each partial early redemption, being no less than fifty million Euros (€50,000,000).

9.4 Deletion of the Bonds from the DSS

In case of full payment of the Bonds on the Bond Loan Repayment Date, or earlier according to Clause 9.3 hereof, together with the accrued interest, plus Costs and Tax, the Bonds that have been paid in full shall be deleted, according to the Rulebook of the Hellenic Central Securities Depository. Once the DSS Administrator is informed of the deletion, it shall provide the Issuer with a list of Bondholders whose Bonds have been deleted, proceed to the deactivation of the Bonds that have been deleted due to their payment and update the DSS data, in respect of this change. The Issuer shall deliver the list in question to the Bondholder Agent, without delay.

10. TAX

10.1 Subject to the provisions hereunder, (i) Tax is charged, attributed to and paid in full by the Issuer, and (ii) the Issuer shall proceed to the payments provided by the Bond Loan Documents to the Payment Agent with no Tax Withholding.

10.2 Where so provided by a provision of the applicable Greek legislation, the Payment Agent proceeds to Tax Withholding on payments on the basis of the Bond Loan Documents and directs the relevant amounts to the relevant authorities, within the deadline set by the law.

According to the applicable legislation, the payment agent shall withhold income tax on the interest gained under the Bond Loan, from natural or legal persons having their tax residence in Greece, calculated by the currently applicable rate of fifteen percent (15%), which will be withheld and paid to the relevant authorities, according to the provisions of the applicable legislation and regulations, as in force from time to time.

10.3 Lenders considered as tax residents in Greece, according to Greek Law, shall provide the Payment Agent or payment agent, as the case may be, with any necessary information and assistance, in order for them to proceed to the withholding of the amounts provided by law.

10.4 The Issuer is under no obligation to compensate Bondholders for Tax Withholding, even in the event of change to the Bondholders' income tax or the amount of the income tax withheld or the manner in which withholding is applied to the Bondholders' earnings from the Bonds.

11. STAMP DUTY

Any amount of stamp duty or similar Tax or duty that may be imposed or payable in Cyprus, on account of the drawing up, conclusion, execution or operation of the Bond Loan Documents, except for stamp duties, similar Taxes or duties related to the transfer of Bonds, burdens the Issuer and is imposed, attributed and paid by it within ten (10) Business Days from its imposition.

12. PAYMENTS

12.1 By virtue of the Application for the Provision of Cash Distribution Management Services, the Payment Agent undertook to conduct all payments to Bondholders against the Debt.

All payments by the Issuer against the Debt shall be carried out exclusively through the Payment Agent, excluding any direct payments by the Issuer or the Guarantor to each Bondholder individually. The full and proper payment to the Payment Agent discharges the Issuer's relevant obligation under the Bond Loan Documents.

12.2 On the Payment Date, by 11.00 a.m., the Payment Agent shall notify the Issuer and the Bondholder Agent about the total payable amount of the Debt.

12.3 All payments against the Debt shall be carried out by the Issuer or the Guarantor until 3:55 p.m. on the Payment Date, by crediting in cash the DSS Administrator Account, with freely available funds and with the Payment Date being the value date (valeur). Otherwise, any payment made by the Issuer or the Guarantor shall be deemed as performed on the immediately following Business Day and the ensuing transfer of the payment time shall be taken into account in calculating the interest due in relation to said payment. The DSS Administrator Account shall be funded by the Issuer or the Guarantor, either directly or through the transfer, via the Bondholder Agent, of monetary amounts from the Bond Loan Account, which the Issuer or the Guarantor will have previously credited with sufficient available capital. All payments by the Issuer or the Guarantor to the Bond Loan Account shall be made by no later than 1:55 p.m. on the Payment Date, in freely available funds in Euro, with the Payment Date being the value date (valeur). If the Bond Loan Account is credited after 1:55 p.m., the relevant payment shall be deemed to be made on the following Business Day and the ensuing transfer of the payment time shall be taken into account in calculating the interest due in relation to said payment. In this case, the Bondholder Agent shall not be liable for such late crediting of the relevant amounts to the DSS Administrator's Account, according to the specific provisions of Clause 17.22 of this Programme.

12.4 The Bondholder Agent notifies the Issuer and the Payment Agent about the Payment Date, the Interest Rate and the gross amount to be paid per Bond, in order for the Issuer to proceed with publishing an announcement to the public at least three (3) Business Days prior to the Payment Date (not counting the date of the announcement's dispatch and the Payment Date in the above three-day deadline).

Thereafter, on the Payment Date, and provided that the Payment Agent has the requisite amounts at its disposal, according to the aforementioned and according to the Application for the Provision of Cash Distribution Management Services, the Payment Agent, through the ATHEXCSD system, shall credit the Debt amounts:

(i) either to the Participants' Cash Settlement Accounts, according to the provisions of Clause 12.5;

(ii) or as provided for in Clause 12.6 hereof.

12.5 More specifically, with regard to case 12.4 (i) above, the Payment Agent shall transfer, through the existing DSS Administrator payments system, from the DSS Administrator Account to the relevant Cash Settlement Accounts held for Participants, the amount corresponding to the Bondholders, who authorized their Participants accordingly, regarding payments against the Debt.

12.6 Particularly in cases involving the payment of coupons to the heirs of deceased beneficiaries of Bonds, whose certificates are held in the Special Account of their Share in the DSS, managed by the ATHEXCSD, according to Section X, Part 2 of the Rulebook of the Hellenic Central Securities Depository, the interest due to the legal heirs will be paid a) through ATHEXCSD, within one (1) year from the coupon's payment date, at the offices of the Payment Agent, no. 110, Athinon Avenue, Athens, daily, from 9.00 a.m. to 4.00 p.m., or to a bank account designated by the heirs of deceased beneficiaries of Bonds to the Payment Agent, by a written request, and b) through a monetary deposit in the Deposits and Loans Fund (DLF), after the lapse of one (1) year, established by ATHEXCSD. All costs related to the establishment (indicatively and without limitation, the royalties and fees of the DLF etc.) shall be borne by the beneficiaries.

12.7 Bondholders for payment against the Debt shall be deemed to be the holders of Bonds on the Beneficiaries Determination Date.

12.8 The Issuer is under no obligation to verify that final payment is made by the Participants to the Bondholders nor is it liable for any errors in the calculation of withheld Tax. Furthermore, the Issuer shall not be liable for non-payment, in case a Bondholder has not authorised a Participant or has not timely designated a bank account to the DSS Administrator, in accordance with the specific provisions of the Stock Exchange Regulations. In any case, the Bondholder Agent is under no obligation and bears no liability with regard to checking and/or monitoring the timely and/or appropriate and/or the general procedure of payments made to Bondholders, as provided under the present Clause 12 (Payments).

Issuance of certificates regarding any payment against the Debt (including the repayment of capital and/or payment of interest), to be used as provided by the applicable regulatory and tax provisions, shall take place through the Dematerialized Securities System, by the competent Participants in cases of Bondholders authorized to collect or by the DSS Administrator in all other cases and in the case of Clause 12.7 hereof by ATHEXCSD, according to Section II, Part 1, article 1.6(4.d) of the Rulebook of the Hellenic Central Securities Depository.

12.9 The Payment Agent shall keep a record of the payments made by the Issuer, per the above, and communicate it to the Bondholder Agent and the Issuer.

12.10 The Bondholder Agent is entitled to request at any time and the Issuer or the Guarantor is obliged to update it without delay and provide any information relating to any payment made against the Debt.

12.11 One year after the Bond Loan Repayment Date and the full repayment of the Debt, any amounts uncollected by the Bondholders shall be returned to the Issuer by the Payment Agent. Thereafter and until the Bondholders' claims become time-barred, they shall collect any amounts due to them from the Issuer's offices.

12.12 The above payment procedure may be amended from time to time, in order to adapt to any changes of the Stock Exchange Regulations and the relevant legislation, without amending the time and manner of the Debt's payment. Updating on such changes shall take place according to the specific provisions of the Stock Exchange Regulations.

12.13 All amounts due under the Bond Loan Documents are payable in Euros (€).

12.14 All payments by the Issuer or the Guarantor under the Bond Loan Documents are obligatorily carried out free and clear of any reduction due to a right of setoff or retention, due to a possible counter-claim of the Issuer or the Guarantor against the Bondholder Agent, the Payments Manger or any Bondholder and the Issuer or the Guarantor hereby expressly and unreservedly waives any claim or right to proceed to a setoff statement or otherwise raise a retention claim against any Bondholder, the Bondholder Agent and/or the Payments Manger.

12.15 In case a payment has to be made, according to the Bond Loan Documents, on a day that is not a Business Day, then it shall be made on the immediately following Business Day of the same calendar month and the relevant payment time extension shall be taken into account in calculating the interest due on the relevant amount, unless such day falls on the month after the month of payment, in which case payment shall take place on the immediately previous Business Day. Where in the month for payment of the relevant due amount there is no date corresponding numerically to the Issuance Date, payment shall take place on the last Business Day of the month of payment of the relevant due amount.

12.16 Any payment made by the Issuer, of any amount due under the Bond Loan Documents, in breach of the present Clause 12 (Payments), is not deemed appropriate and shall not release the Issuer from the relevant obligation, unless the Issuer proves that it acted with due diligence to comply with all provisions under Clause 12 (Payments) hereof. In the event of any late payment by the Issuer in the Bond Loan Account, the Bondholder Agent shall not be liable for the late payment of the relevant amounts in the Bondholders' accounts.

12.17 All amounts collected by the Bondholder Agent, under the Bond Loan Documents, on behalf of the Bondholders, shall be deposited in the Bond Loan Account without delay.

13. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE GUARANTOR

13.1 For the benefit of and for safeguarding each Bondholder, the Bondholder Agent and the Payment Agent, the Issuer and the Guarantor deliver the following representations and warranties:

(i) The Issuer and the Guarantor are companies legally established and operating, according to their governing law, and conduct their activity in compliance with the legislation in force, subject to (a) any exemptions granted by the competent authorities from the aforementioned legislation, (b) current international market practice or (c) non-compliance events, whose consequences are covered by insurance policies entered into by the Issuer and/or the Guarantor.

(ii) According to their statutory documents, the Issuer has full authority to issue the present Programme, the Bonds and the Bond Loan and has proceeded to all required corporate or other actions, towards the legal and timely issuance of the Bond Loan, the allocation of the Bonds, as well as the undertaking of its obligations emanating from the Bond Loan, and the Guarantor has full authority to guarantee,

according to the terms hereof, the Issuer's obligations emanating from the Programme, the Bond Loan and the Bonds and has proceeded to all required corporate or other actions, towards the legal and valid guarantee of the Bond Loan and the undertaking of its obligations emanating from the Bond Loan.

(iii) All necessary announcements and registrations have been made and all necessary corporate decisions, approvals and permits have been obtained, in respect of the issuance and disposal of the Bond Loan and the provision of a guarantee from the Guarantor.

(iv) There are no existing or ongoing Termination Events.

(v) The signing, fulfilment of their obligations and compliance with the terms of the Bond Loan Documents does not run contrary to any material contractual obligations of the Issuer or the Guarantor, which could result in a Material Adverse Change, for which either the Issuer or the Guarantor have been notified of having violated material contractual obligations.

(vi) The signing, fulfilment of their obligations and compliance with the terms of the Bond Loan Documents does not entail the violation of contractual obligations of the Issuer or Guarantor, which could result in the Issuer's or the Guarantor's inability to undertake and fulfil their obligations under the Bond Loan, the Programme and the Bonds and the obligations under the Guarantee, respectively.

(vii) In the event of the Issuer's liquidation or individual or collective insolvency proceedings thereof (such as, indicatively, in the event of dissolution or similar collective proceedings for satisfying creditors), insofar as the Issuer's registered office remains in Cyprus, Bondholders shall be satisfied with regard to their claims under the Bonds - being unsecured creditors – *pro rata* and *pari passu* with all other unsecured creditors of the Issuer and the Guarantor, with the exception of secured or prioritized and privileged claims, according to the legislation in force.

(viii) The signing, fulfilment of the obligations and compliance with the terms of the Bond Loan Documents does not run contrary to any law, regulatory act or regulation to which the Issuer or the Guarantor is subject.

(ix) The Guarantor's Annual and Semi-Annual Financial Statements have been drafted and illustrate correctly, accurately and fully the financial standing of the company they refer to, they have been prepared in accordance with the accounting rules, principles, customs and practices applicable in each case and no Material Adverse Change has occurred since their publication date.

(x) No Legal Dispute is pending and, to the best of the Issuer's and the Guarantor's knowledge, no Legal Dispute is threatened against the Guarantor or a Subsidiary thereof, whose positive outcome would entail a Material Adverse Change.

(xi) The Prospectus had been drafted, approved and published in accordance with Regulation 2017/1129 of the European Parliament and of the Council and delegated Regulations (EU) 2019/979 and 2019/980 and L. 4706/2020.

N. Κουτσούκου, Δ.Ν.
ος - Α.Μ. Δ.Σ.Α. 32374
ηγια 9, 115 24 Αθήνα
5134187 - ΔΟΥ: Ψυχικού
;koutsoukou@gmail.com
έφωνο: 698 9700864

(xii) Neither the Issuer nor the Guarantor have submitted a statement of suspension of payments or applied to be placed in a state of bankruptcy or similar procedure. To the best of the Issuer's and the Guarantor's knowledge, no petition for bankruptcy has been filed against them (except for dilatory or malicious petitions, which do not remain pending for more than ninety (90) days from their submission), or any petition under the applicable bankruptcy law to which they are subject, nor have they been placed in a state of creditors' protection, special liquidation or otherwise, compulsory administration or state of suspension of payments, nor have they agreed with their creditors on the restructuring of their debts, in the context and as a result of any out of court reorganization and/or restructuring procedure, according to the bankruptcy law they are subject to.

(xiii) The Issuer undertakes to use the total net funds to be raised from the issuance of the Bonds, in the manner provided for in Clause 2.1 hereof.

(xiv) The Bond Loan Documents and the Bonds to be issued thereunder, establish legal, valid and binding obligations for the Issuer and the Guarantor, enforceable against them in accordance with their terms.

(xv) Neither the Issuer nor the Guarantor nor any of their Subsidiaries enjoy immunity or other privileges, in Greece or abroad, in relation to judicial proceedings or as regards enforcement proceedings against their assets.

13.2 The Warranties are delivered on the date of the present Programme and shall be deemed, apart from the Warranty of Clause 13.1(xi) and the Warranty of Clause 13.1(xii), insofar as their repetition would include any petitions for placement in a state of bankruptcy or similar bankruptcy procedures by third parties, to be repeated on any Payment Date.

13.3 Each Warranty shall be deemed to relate to the actual facts and circumstances existing on the date on which the relevant Warranty is repeated.

14. OBLIGATIONS OF THE ISSUER AND THE GUARANTOR

14.1 The Issuer and the Guarantor hereby expressly and unreservedly undertake the following obligations and shall see that the following are met (the "**Obligations**"):

(i) The Issuer shall duly and fully pay the capital, interest and any other amount (such as fees, costs and taxes) due to the Bondholders, under the Bond Loan Documents.

(ii) Subject to any cancellation of the Bond Loan's issuance, including cancellation pursuant to the provisions of Clause 3.6 hereof, the Issuer shall proceed to all the necessary actions, in order to complete the listing of the Bonds for trading in the ATHEX Regulated Market, as well as all the necessary actions, in its capacity as Issuer, in order to maintain the Bonds' trading therein.

(iii) The Issuer, the Guarantor and their Subsidiaries will conduct their activity in compliance with the applicable legislation, as may be from time to time, subject to (a) any exemptions granted by the competent authorities from the aforementioned legislation, (b) current international market practice or (c) non-compliance events,

whose consequences are covered by insurance policies entered into by the Issuer, Guarantor or Subsidiary.

(iv) The Issuer, the Guarantor and their Subsidiaries shall keep their ships fully insured, on the basis of their value as a minimum, in an internationally acknowledged insurance market or various markets, against vessel and engine risks, while in terms of damages and third-party claims, they shall insure them with recognised mutual insurance associations (P&I Clubs).

(v) The Issuer shall comply with and meet its information obligations, concerning debt securities listed in a regulated market in Greece, as in force from time to time, and shall notify the Bondholder Agent of any occurrence of a Termination Event.

(vi) Subject to any transactions, which have been made public by the Guarantor, by means of documents or announcements available to the public, according to the legal provisions and the regulations of a Regulated Market or an equivalent market of a third country outside the EU, where the Guarantor's shares are traded, the Issuer shall ensure that the terms of any transactions it conducts with the Guarantor or with the Guarantor's Subsidiaries of Affiliates thereof or to their benefit, seen as a whole, will not be materially less beneficial than the terms that might have been agreed in respective transactions, which may have been conducted on market terms and fair commercial value (arm's length) by the Issuer.

(vii) The Issuer shall see that the Bonds' trading in the Athens Stock Exchange is not ceased, suspended or interrupted, on account of an event within its control, unless cessation, suspension or interruption is due to a corporate act or transaction necessitating the temporary suspension or interruption of trading, according to the applicable stock market legislation.

(viii) The Guarantor shall ensure that on any given Reference Date:

(1) the Guarantor's consolidated Total Liabilities do not exceed eighty-five percent (85%) of its consolidated Total Adjusted Asset Value;

(2) the Guarantor's consolidated Total Adjusted Equity Net Value exceeds one hundred and fifty million USD ($150.000.000); and

(3) the ratio of EBITDA to consolidated Net Debit Interest of the Guarantor exceeds 2.

Indices shall be calculated on the Reference Date, on the basis of the Guarantor's published consolidated financial statements, according to the US GAAP accounting standards, until the Bond Loan Repayment Date. Indices shall be calculated and compliance with them will be confirmed by the Compliance Certificate, to be issued by the Issuer and the Guarantor and submitted to the Bondholder Agent, along with the Financial Statements, according to Clause 14.2 (which will also be published, in the event that the Indices are not upheld and there is no compliance by each Compliance Certificate submission date, according to the provisions of article 68(3) of the Law, via the official website of the Athens Exchange). Any amendment of the form of the agreed-upon procedures report will

not affect the data which the parties have agreed to be mandatorily included therein.

(ix) The Issuer may proceed to the payment of any amount to its shareholders, in the form of a dividend distribution or interim dividend or capital return or any other distribution to shareholders, in cash or in kind (also including any distributions of reserves) (each, a "**Payment to Shareholders**"), on condition that the Indices mentioned in Clauses 14.1(viii)(1) and 14.1(viii)(2) hereof are cumulatively met, on the basis of the most recent available financial statements of the Guarantor, according to the US GAAP accounting standards (on a consolidated basis) and based on pro-forma calculations, which will also take into account the effect of such Payments to Shareholders on the Indices. In the event that the Payment to Shareholders results in failure to meet any or all of the Indices of the aforementioned Clauses, then the amount of the intended Payment to Shareholders shall be limited to an amount ensuring that both aforementioned Indices are cumulatively met.

It is explicitly clarified that the above conditions for Payments to Shareholders apply subject to any mandatory dividends by law, whose distribution is not subject to contractual restrictions.

(x) The Issuer and the Guarantor shall not proceed to material changes of the corporate objective and nature of their business and activities, as conducted at present. However, the change of their corporate objective, towards expanding their activities in other sectors of the shipping industry and/or activities associated thereto, will be permitted.

(xi) The Guarantor shall remain listed on the New York Stock Exchange (NYSE) or any other regulated market.

(xii) The Issuer shall not transfer its registered office outside Cyprus, unless this results from a corporate transformation, which is allowed, provided that the following conditions are cumulatively met:

(a) it does not entail the Occurrence of a Change of Control Event, due to such cause;

(b) no Termination Event exists or will occur upon or due to the corporate transformation;

(c) any ensuing successor of the Issuer legally and validly undertakes and accepts all the Issuer's obligations; and

(d) any ensuing successor of the Issuer is incorporated in a member-state of the European Union and operates under its legislation.

(xiii) The Issuer and the Guarantor undertake not to change the ownership status of the Issuer's ordinary shares, namely the Guarantor shall directly or indirectly hold, throughout the term of the Bond Loan, all the Issuer's voting rights.

(xiv) The Guarantor undertakes to ensure, throughout the term of the loan, that the Issuer timely and duly services the Debt.

(xv) The Guarantor shall not grant, accept or allow for Security Interests to exist on its assets, towards securing claims deriving from Tradable Securities throughout the term of the Bond Loan and shall see that its Subsidiaries do the same. In the event that any Security Interest is registered, without the Guarantor's consent, over an asset of the Guarantor or a Subsidiary, towards securing liabilities deriving from or associated with Tradable Securities, the Guarantor is under an obligation to cause the removal and deletion of such Security Interest from any public or private book or register, as the case may be, in Greece and/or abroad, within a deadline of ninety (90) days from its registration.

14.2 The Issuer shall deliver to the Bondholder Agent, as soon as they become available:

(a) and in any case by April 30th of each year, the Guarantor's Annual Financial Statements for the previous Fiscal Year;

(b) and in any case by September 30th of each year, the Guarantor's Semi-Annual Financial Statements for the Financial Half-Year of that year.

The Issuer shall also deliver to the Bondholder Agent, as soon as they become available:

(aa) and in any case by April 30th of each year, its own Annual Financial Statements for the previous Fiscal Year; and

(bb) and in any case by September 30th of each year, its own Semi-Annual Financial Statements for the Financial Half-Year of that year.

14.3 The Obligations shall remain in force from the date of this Programme and for as long as there are any outstanding amounts, according to the Bond Loan Documents, subject to the Obligations provided by Clauses 14.1(iii) and 14.1(iv) hereof, which shall constitute Obligations relating to the Subsidiaries of the Guarantor or the Issuer after the date of the Programme, from the moment they become Subsidiaries of the Guarantor or the Issuer.

14.4 For the purposes of Clause 14.1(viii) and Clause 14.5 hereof, the following definitions apply:

(i) **Accounting Data** means:

(A) where the Reference Date is December 31st, the Guarantor's Annual Financial Statements;

(B) where the Reference Date is June 30th, the Guarantor's Semi-Annual Financial Statements.

(ii) **Bareboat Charter** means the charter of a ship, whereby the charterer acquires, for the agreed term, full control and possession of the ship, undertakes the nautical management and administration of the ship, being able to designate and dismiss the captain and crew of the ship, being liable towards third parties as if it was the shipowner and generally, throughout the term of the charter, substitutes the shipowner in all matters, except for the authority to sell or mortgage the ship.

(iii) **Bareboat Charterer** means the counterparty charterer in a Bareboat Charter.

(iv) **Cash and Cash Equivalents** cumulatively means the following:

(1) cash and cash equivalents, plus any blocked credit balances in each deposit or current account, as these are illustrated in the Guarantor's consolidated financial statements on the Reference Date; and

(2) investment grade securities (as valued and referenced in the Guarantor's consolidated financial statements on the Reference Date).

(v) **Fleet Ships** collectively means, in relation to any given Reference Date, all ships which are (wholly or partially, directly or indirectly) owned by the Guarantor's Subsidiaries or are subject to a Bareboat Charter (only through leasing) by the Guarantor's Subsidiaries and which, on the Reference Date, are included in the Total Assets, according to the Accounting Data, and when singular is employed, it means any one of them.

(vi) **Shipowner** means the registered owner of a Fleet Ship, which has not been chartered by virtue of a Bareboat Charter.

(vii) **Total Liabilities** means, in relation to any given Reference Date, Total Assets less the cumulative value of the Guarantor's equity, including minority rights (total stockholders' equity), as illustrated in any case in the Financial Statements relating to such Reference Date, apart from any deferred income resulting from chartering differences.

(viii) **Total Adjusted Asset Value** means, in relation to any given Reference Date: (A) Total Assets, adjusted in order to take into account the Market Value of all Fleet Ships (by replacing the book value of each Fleet Ship, as determined in the relevant Accounting Data, with the Market Value of each Fleet Ship, on that particular Reference Date) and (B) the Participation Ship's Total Adjusted Value for all Participation Ships (by replacing the book value of the Participation Ship, as determined in the relevant Accounting Data on such Reference Date, with Participation Ship's Total Adjusted Value for all Participation Ships on that particular Reference Date).

(ix) **Total Adjusted Equity Net Value** means, in relation to any given Reference Date, the amount by which the Total Adjusted Asset Value exceeds the Total Liabilities, in any case on that particular Reference Date.

(x) **Net Debit Interest** means, in relation to any given Reference Date and the twelve-month period lapsing on the Reference Date, all interest costs, undertaking fees and other fees, commissions and other costs, charges and expenses of the Guarantor and its Subsidiaries, in the course of such period, less the Guarantor's collected interest income, on a consolidated basis, according to the applicable US GAAP and as illustrated in the Accounting Data of that particular period.

(xi) **Total Income** means, in relation to the Guarantor and any given Reference Date, the income illustrated in the relevant Accounting Data for the twelve-month period lapsing on such Reference Date.

(xii) **Total Assets** means, in relation to any given Reference Date, the cumulative value of all assets of the Guarantor, apart from any accrued income resulting from

chartering differences, as evidenced from the relevant Accounting Data on such Reference Date.

(xiii) **Participation Ships** collectively means, in relation to any given Reference Date, all ships which are jointly owned or are subject to a Bareboat Charter (only through leasing) by (1) the Guarantor and/or any Subsidiary of the Guarantor and (2) a third party on such Reference Date, and when singular is employed, it means any one of them.

(xiv) **Participation Ship's Total Adjusted Value** means, in relation to any given Reference Date and each Participation Ship, the percentage of the sum (i) of the Market Value of such Participation Ship plus (ii) the value of the total assets of the registered Shipowner or Bareboat Charterer (through leasing) of such Participation Ship, less the book value of such Participation Ship, as each asset is illustrated in the respective financial statements of the Shipowner or (as the case may be) Bareboat Charterer (through leasing), less (iii) the total liabilities of the registered Shipowner or Bareboat Charterer (through leasing), as illustrated in the respective financial statements of the Shipowner or (as the case may be) Bareboat Charterer (through leasing), in any case on such Reference Date.

(xv) **Right to Extend the Charter Period** means the right of each counterparty of an Approved Charter Agreement to extend such charter, for a defined period of time.

(xvi) **Approved Charter Agreement** means, in relation to a Fleet Ship, on any given Reference Date, any time charter agreement or other charter agreement, whose remaining term exceeds twelve (12) months (excluding any Right to Extend the Charter Period, apart from a Right to Extend the Charter Period exercised by the respective Shipowner ή Bareboat Charterer (only through leasing) and entered into up to the relevant Reference Date by the Shipowner or Bareboat Charterer (only through leasing) of such Fleet Ship with the charterer, as amended and/or supplemented from time to time.

14.5 (i) For the purposes of the present Clause 14.5 and Clauses 14.1(viii) and 14.4 hereof:

(1) All Fleet Ships are valued in USD by up to thirty (30) days prior to any given Reference Date, by valuation based on the internationally recognized ship valuation practices, by two (2) Valuers designated by the Guarantor and such valuation, subject to the following, shall constitute the Market Value of each Fleet Ship, for the purposes of Clauses 14.1(viii) and 14.4 hereof.

(2) The Market Value of each Fleet Ship, determined according to the provisions of this Clause, will be final and binding for the Guarantor, until further valuation is conducted, in accordance with this Clause.

(3) The Market Value of each Fleet Ship shall be determined with or without the physical inspection of such Fleet Ship.

(ii) In particular, for the purposes of this Clause 14.5 and Clauses 14.1(viii) and 14.4 hereof, the Fleet Ship market value (the "**Market Value**"), is determined as follows: a) if the difference between the two Valuers' valuations (calculated as the

percentage deviation from the highest valuation) is up to ten percent (10%), the Fleet Ship Market Value shall be determined as the maximum value of the two valuations, and b) if the difference between the two Valuers' valuations exceeds ten percent (10%), the Fleet Ship Market Value shall be determined as the average value of the two valuations.

(iii) For the purposes of Clause 14.5 and Clauses 14.1(viii) and 14.4 hereof, the Fleet Ship Market Value of a Fleet Ship which is not subject to an Approved Charter Agreement at the pertinent time, shall be determined by valuation performed by two (2) Valuers, designated by the Guarantor according to paragraph (i) of this Clause 14.5. To this end, valuation will be conducted on the basis of a short delivery time to the buyer, against cash, and on the basis of free negotiation, on regular commercial terms, between a willing buyer and a willing seller, without inspection and without taking into account any existing charter or other commitment in respect of such Fleet Ship. The Fleet Ship Market Value of a Fleet Ship which is subject to an Approved Charter Agreement at the pertinent time, shall be determined by valuation performed by two (2) Valuers, designated by the Guarantor according to paragraph (i) of this Clause 14.5, taking into account any existing charter or other commitment in respect of such Fleet Ship.

(iv) For the purposes of this Clause 14.5 and Clauses 14.1(viii) and 14.4 hereof, the Fleet Ship Market Value of a Fleet Ship which is a new ship under construction, shall be determined on the basis of the advance payments, as adjusted on the basis of the difference between the contractual price and the Market Value of such a new ship, according to this Clause.

15. TERMINATION EVENTS – TERMINATION

15.1 Subject to Clause 15.5 hereof, if a Termination Event occurs and continues to exist without being remedied within the remedy period, where so provided, according to the specific terms hereof, the Bondholder Agent, following a resolution to this effect by the Meeting, passed by the Qualified Majority Bondholders, shall address a Termination Notice to the Issuer and the Guarantor, declaring all or part of the Bonds, and all other amounts that may be due under the Bond Loan Documents, due and payable, including the respective accrued interest. In this case, such amounts shall automatically, and without further ado, fall due and will be immediately payable by the Issuer or the Guarantor on the Termination Date.

15.2 After receiving a Termination Notice, the Issuer or the Guarantor is under an obligation to pay the Termination Amount on the Termination Date.

15.3 Until full payment of the Termination Amount by the Issuer or the Guarantor, any outstanding Termination Amount shall earn interest at the Default Rate, starting from the date of occurrence of the Termination Event.

15.4 Following receipt of the Termination Notice or in case the Bond Loan falls automatically due under Clause 15.5 hereof, each Bondholder shall be able to exercise by itself or instruct the Bondholder Agent to exercise all or part of its rights, appeals, powers and

discretions, provided by the Bond Loan Documents, with regard to any overdue amounts owed to such Bondholder, under the Bond Loan Documents.

15.5 By way of exception from the provisions of Clause 15.1 hereof, in case of a Termination Event occurring under Clauses 15.6 (iv) or (vii) hereof, all Bonds, including accrued interest and all other outstanding amounts under the Bond Loan Documents, shall fall immediately due and payable, with no further notice or action required on the part of the Bondholders or the Bondholder Agent.

15.6 The following events are expressly agreed as being Termination Events:

(i) Non-payment of any amount due by the Issuer or the Guarantor, under the Bond Loan Documents, in time, duly and in full, (i) within five (5) Business Days from each designated Payment Date, with regard to amounts concerning each Bond's capital, and (ii) within ten (10) Business Days from each designated Payment Date, with regard to amounts concerning each Bond's Interest and/or Costs, unless such non-timely payment is exclusively due to a technical failure of the payment systems to timely complete the payment and the payments were duly made within thirty (30) Business Days from each designated Payment Date.

(ii) If any Warranty made by the Issuer and/or the Guarantor in Clause 13 (Representations and Warranties of the Issuer and the Guarantor) hereof, proves to be substantially inaccurate or untrue and/or misleading, at the time it is made or deemed to be repeated, or if the Issuer and/or the Guarantor breach any of the Obligations provided by Clause 14 (Obligations of the Issuer and the Guarantor) hereof and such breach results in a Material Adverse Change, unless the Issuer and/or the Guarantor remedy such breach within thirty (30) Business Days from receiving a written notice, made specifically to this end, by the Bondholder Agent.

(iii) Breach by the Issuer or the Guarantor of any material contractual obligation they have undertaken in relation to the Bonds, unless the Issuer and/or the Guarantor remedy such breach within a deadline of thirty (30) Business Days from the occurrence of such breach or within such greater deadline, as may be granted by virtue of a Meeting resolution, passed by the Qualified Majority Bondholders.

(iv) Decision-making for the dissolution (either voluntary, by decision of the competent corporate body, or by a final court judgment or in any other way provided by the legislation governing their operation) of the Issuer's or the Guarantor's legal entity, except for any decision for the dissolution of the Issuer or the Guarantor occurring ipso jure as a result of a corporate transformation, which: (1) fulfils the cumulative provisions of Clause 14.1 (xii) and (2) does not affect its ability to meet all its obligations towards its creditors of any kind (solvent liquidation).

(v) The Issuer or the Guarantor being declared bankrupt, according to the rules of bankruptcy law, as applicable from time to time.

(vi) If the Issuer and/or the Guarantor are in default (also considering any applicable grace period) towards credit or financial institutions, with regard to any of their obligations under credit or financing agreements of any kind exceeding the

aggregate amount of twenty million Euros (€20,000,000) or the equivalent thereof in any other currency, provided that a termination/acceleration notice has been sent to the Issuer or the Guarantor, regarding the total outstanding amount, according to the terms of the relevant credit or financing agreement, unless the Issuer or the Guarantor fully pay such obligations within a deadline of thirty (30) Business Days from the date of default.

(vii) Issuance of a final court judgment, ordering the provisional or other attachment or blocking or enforcement measures over the Issuer's or the Guarantor's assets or issuance of a judgment ordering provisional measures or provisional judicial protection against the Issuer's or the Guarantor's assets, for an amount exceeding seventy five million Euros (€75,000,000.00) or the equivalent thereof in any other currency, provided that the effects thereof have not been lifted or overturned or postponed or replaced by security within ninety (90) days from the date the Issuer or the Guarantor received notice of the relevant judgment or commencement of enforcement proceedings.

(viii) Any measures and/or enforcement and collection proceedings (apart from the cases mentioned in Clause 15.6(vii) hereof) against the Issuer and/or the Guarantor, for an amount cumulatively exceeding fifty million Euros (€50,000,000) or the equivalent thereof in any other currency, for which the Issuer or the Guarantor have not initiated judicial proceedings and actions to suspend or cancel them or which are not finally ceased on account of an out of court settlement, in any case, within a deadline of forty-five (45) Business Days from the date the relevant measures and/or enforcement proceedings were imposed.

(ix) Occurrence of a Change of Control Event.

(x) Use of the amount of the aggregate net proceeds to be raised from the issuance of the Bonds, for purposes other than as provided in Clause 2.1 hereof, unless such change of use is approved by a Meeting resolution, in accordance with Clause 18 hereof.

(xi) It is explicitly clarified that, notwithstanding any other provisions, any breach of the agreed value of any Financial Index shall not constitute a Termination Event, provided that such Index is restored by the Guarantor, within the period of time from the Reference Date of the Financial Statements until the submission of the Compliance Certificate.

16. FEES

The Issuer must pay any Fees on the agreed payment days.

17. BONDHOLDER AGENT

17.1 The Bondholder Agent acts on behalf of the Bondholders and for the protection of the Bondholders' interests under the Bond Loan, according to the provisions of article 65 of the Law and this Programme.

17.2 The Bondholder Agent keeps a record of Bonds, where all Bonds are registered according to the DSS records.

17.3 The Bondholder Agent shall see that all the announcements and notifications required of it are made, in accordance with the terms of this Programme and the applicable legislation and subject to any specific terms of the Stock Exchange Regulations.

17.4 The Bondholder Agent will collaborate with the ATHEX and the DSS Administrator for the Bonds' registration and the monitoring of payments.

17.5 All notices, requests and communications between a Bondholder and the Issuer and/or the Guarantor will always be conducted through the Bondholder Agent.

17.6 The Bondholder Agent shall:

(a) inform the Issuer without delay of any notice it receives from a Bondholder;

(b) inform any Bondholder without delay of any notice it receives from the Issuer, according to Clause 29.7 hereof; and

(c) provide the Issuer, the Guarantor and the Bondholders, upon their relevant request, with copies, whose accuracy and completeness shall be certified by the Bondholder Agent of:

(i) the Programme; and

(ii) any other Bond Loan Document.

17.7 The Bondholder Agent's costs for providing the copies in question shall be borne by the requesting Bondholder, the Issuer or the Guarantor, as the case may be, and respectively paid by the requesting Bondholder, the Issuer or the Guarantor to the Bondholder Agent, within three (3) Business Days from the submission of their relevant request.

17.8 If the Bondholder Agent receives notice of the occurrence of a Termination Event, by the Issuer, the Guarantor or one of the Bondholders, it shall directly inform the Bondholders, according to Clause 29.7 hereof.

17.9 If the Bondholder Agent becomes aware that any principal amount, interest, Fees or any other amount payable to a Lender, under the Bond Loan Documents, has not been paid, it shall immediately inform the Bondholders and, in any case, within five (5) Business Days, according to Clause 29.7 hereof.

17.10 Unless otherwise provided by a Bond Loan Document, the Bondholder Agent is under no obligation to verify the adequacy, accuracy or completeness of any document it forwards to the Issuer, the Guarantor or the Bondholders.

17.11 The Bondholder Agent may:

(a) rely on any notice or document it reasonably considers to be authentic and bearing the signature of the appropriate person;

(b) rely on any statement made by any person, regarding issues that it can reasonably assume that said person can confirm;

(c) engage, pay and rely on professional advisors of its choice, following an agreement with the Issuer as to their reasonable fees;

(d) act according to the Bond Loan Documents through its agents and representatives (though, subject to the terms of the Programme and the Law, regarding any delegation of duties by the Bondholder Agent); and

(e) claim satisfactory security, as it sees fit, either in the form of an advance payment or otherwise, for any damage or loss it may sustain in complying with the Majority Bondholders' instructions.

17.12 The Bondholder Agents' duties, according to the Bond Loan Documents, are of a purely technical and administrative nature.

17.13 None of the terms of the Bond Loan Documents makes the Bondholder Agent a trustee, sequestrator or contractor of another person, including the Bondholders.

17.14 The Bondholder Agent shall not be accountable to the Issuer, the Guarantor, any Bondholder or any other person, regarding the profit it may have earned from any activity conducted for its own account.

17.15 The Bondholder Agent can accept deposits, lend money and generally perform banking or other commercial transactions with the Issuer, the Guarantor and/or any Subsidiary thereof.

17.16 If the Bondholder Agent is also a Bondholder, the Bondholder Agent has the same rights and powers under the Bond Loan Documents as any other Bondholder and can exercise those rights and powers, as if it were not the Bondholder Agent.

17.17 The Bondholder Agent may be of the opinion that no Termination Event has occurred (unless it has received notice to the contrary, in its capacity as Bondholder Agent).

17.18 The Bondholder Agent is under no obligation to proceed to any action or omission, if, according to its reasonable judgment, it would amount to a violation of the law or the duty of loyalty or confidentiality.

17.19 The Bondholders of this Bond Loan shall be organized into a group (the "**Group**"), according to the provisions of the Law and this Programme. The Group does not have a separate legal personality.

17.20 The Bondholder Agent shall convene meetings of the Group, according to Clause 18 (Bondholders' Resolutions) hereof and the provisions of article 63 of the Law.

17.21 The Bondholder Agent shall not be liable towards the Issuer, the Guarantor or any of the Bondholders, for any action or omission performed according to the instructions of the Majority Bondholders or the Qualified Majority Bondholders, as the case may be. Any such instructions shall be binding on all Bondholders.

17.22 In exercising its responsibilities and fulfilling its obligations in the context of the Bond Loan Documents, the Bondholder Agent is only liable towards the Bondholders, the Issuer and the Guarantor for willful misconduct or gross negligence.

17.23 The Bondholder Agent shall always act in accordance with the Bondholders' instructions (indicatively including the service of any notice to the Issuer, regarding the occurrence of a Termination Event or any Termination Notice), with the single exception of actions or issues:

(a) of purely administrative nature;

(b) resulting or relating to the Bondholder Agent's waiver of its rights and claims, regarding:

(i) its Fees; or

(ii) any Costs or Taxes due to the Bondholder Agent for its own account; and/or

(c) exclusively performed by the Bondholder Agent, as expressly stated in the relevant Bond Loan Document.

17.24 In particular, the Bondholder Agent must act according to the instructions of the Majority Bondholders or the Qualified Majority Bondholders (as provided for in this Programme), with regard to any of the issues stated in article 65 par. 3(c) of the Law.

17.25 The Bondholder Agent shall not be liable for:

(a) the adequacy, accuracy and/or completeness of any statement, information or assurance (oral or written), provided by the Issuer, the Guarantor or any other person in relation to any Bond Loan Document; or

(b) the legality, validity, effectiveness, sufficiency or enforceability of any Bond Loan Document or any other contract, agreement or document signed in relation to any Bond Loan Document; or

(c) checking for conflicts of interest, according to the specific provisions of the "Non-Voting Bondholder" definition of Clause 1 (Definitions) and Clause 18 (Bondholders' Resolutions) hereof.

17.26 No Bondholder (apart from the Bondholder Agent) may turn against any executive, employee or agent of the Bondholder Agent, for the purpose of satisfying a claim it may have against the Bondholder Agent or with regard to any action or omission of said executive, employee or agent, in relation to any Bond Loan Document. This Clause forms an agreement in favor of the executives, employees and/or agents of the Bondholder Agent, which they may directly invoke, according to the provisions of article 411 of the Greek Civil Code, on the agreement in favor of a third party.

17.27 The Bondholder Agent is under no obligation to conduct identity checks ("know your client") for any person on behalf of the Bondholders and every Bondholder confirms to the Bondholder Agent that it is solely responsible for such checks, which it is obliged to conduct, and that it cannot rely on any statement, coming from any other person, in relation to such checks.

17.28 The Bondholder Agent is entitled to resign, by giving reasonable advance notice to this effect to the Bondholders and the Issuer, in which case, by virtue of a Meeting resolution, passed by the Majority Bondholders, and following the Issuer's notification, a successor Bondholder Agent may be appointed (provided that such successor fulfils the conditions

of the Law as regards the Bondholder Agent), according to the provisions of article 67 of the Law.

17.29 If a successor Bondholder Agent isn't appointed under Clause 17.28 hereof, within thirty (30) days from its resignation notice, the Bondholder Agent may, upon notifying the Bondholders, the Issuer and the ATHEX, appoint a successor Bondholder Agent itself (provided that such successor fulfils the conditions of the Law as regards the Bondholder Agent).

17.30 The DSS Administrator shall be informed of the appointment/replacement of the Bondholder Agent and a relevant announcement will be made through the ATHEX website, at the Issuer's expense, as well as on the Issuer's website.

17.31 The departing Bondholder Agent shall make available to the successor Bondholder Agent any document and information and offer all reasonable assistance to the successor Bondholder Agent, for fulfilling its duties as the new Bondholder Agent.

17.32 Following the appointment of a successor, the departing Bondholder Agent is released of any further obligation related to the Bond Loan Documents. However, the provisions of this Clause 17 (Bondholder Agent) survive, to its benefit, as regards actions and events that took place during the time when it acted as Bondholder Agent. Its successor and each of the other Parties shall have the same respective rights and obligations, as if the successor was a Lender from the outset.

17.33 The Meeting, by a resolution passed by the Majority Bondholders, may replace the Bondholder Agent, according to the provisions of article 67 of the Law.

17.34 In case a department or division of the Bondholder Agent becomes aware of a fact or information that is confidential, it may keep it confidential, and it shall not be presumed that the Bondholder Agent has received knowledge thereof.

17.35 Subject to any liability of the Issuer and the Guarantor, regarding information provided by them or on their behalf in relation to any Bond Loan Document, each Bondholder expressly declares that it was and remains solely responsible for conducting its own independent evaluations and enquiries, regarding the risks associated to any Bond Loan Document, indicatively including:

(a) the legal, financial and general standing of the Issuer, the Guarantor and any Subsidiary thereof;

(b) the legality, validity or enforceability of any Bond Loan Document or any other contract, agreement or document signed in relation to any Bond Loan Document;

(c) its rights to turn against any contracting party to the present Programme (the "Party") and the scope and nature thereof; and

(d) the adequacy, accuracy and/or completeness of any information (oral or written), provided by any Party or any other person, in relation to any Bond Loan Document or the transactions provided by the Bond Loan Documents or any other contract, agreement or document, which was signed in view of or in relation to any Bond Loan Document.

17.36 Subject to the provisions of the Programme, the Bondholder Agent has the right, though not the obligation, to request any document or information from the Issuer and/or the Guarantor.

17.37 The Bondholder Agent is under no obligation to disclose to any person, any confidential information provided to it in relation to the Issuer and/or the Guarantor, except for information provided to it in its capacity as Bondholder Agent, according to the Programme, as to which the Bondholder Agent is irrevocably authorized by the Issuer and/or the Guarantor to inform the Bondholders promptly.

17.38 In case of termination of the Bond Loan:

(a) The Bondholder Agent shall deposit into the Bond Loan Account, any amount paid or collected in settlement of obligations under the Bond Loan Documents, immediately after its collection.

(b) The Bondholder Agent shall immediately inform the Bondholders of any payment made according to paragraph (a) above, through the Issuer, on the official website of the Athens Stock Exchange.

18. BONDHOLDERS' RESOLUTIONS

18.1 A Bondholders' resolution is required for:

(a) any amendment of a Clause of this Programme or any waiver of rights or obligations or alteration of rights emanating from this Programme or any other Bond Loan Document (or the consent, removal or any other action or omission bringing about similar effects), which may affect said Bondholders' rights and/or any payment towards them; or

(b) any action or matter requiring the Bondholders' instructions or consent, according to this Programme or the Law.

18.2 No amendment of a Clause of this Programme or waiver (full or partial) of a right or obligation or alteration of a right emanating from any clause of this Programme or any other Bond Loan Document shall be valid, unless previously approved under Clause 23 (Amendment and Waiver of Rights) hereof.

18.3 Resolutions of Bondholders/the Group shall be passed in the course of the Bondholders' Meeting.

The Meeting:

(a) is convened by the Issuer's board of directors or the Issuer's liquidator or bankruptcy administrator or the Bondholder Agent on its initiative or on request by:

(i) the Issuer; or

(ii) Bondholders holding Bonds representing at least ten percent (10%) of the total outstanding capital of the Bonds (after deducting the capital of any Bonds held by Non-Voting Bondholders); or

(iii) the Guarantor,

by an invitation published at least ten (10) full days prior to the Meeting's date, on the website kept by the Issuer, as well as through the ATHEX.

The invitation includes the proposed date and address where the Meeting shall take place, the Meeting's daily agenda, the Bondholders having a right to participate, precise instructions on how the Bondholders shall be able to participate in the Meeting and exercise their rights in person or by representation, as well as the date and venue where the iterative Meeting shall take place, within five (5) days after the initial one, in case the designated quorum is not achieved, and takes place without the Bondholder Agent being obliged to invite the Issuer at the Meeting, unless the Meeting is convened upon the Issuer's request.

In case there is a new invitation to an iterative Bondholders' Meeting, it is published as per above, three (3) full days prior to the date of the iterative Meeting. No new invitation is required, if the time and place of the above Bondholders' iterative Meeting are stated in the original invitation.

The Bondholders' Meeting shall take place at the premises of the Bondholder Agent or the Issuer or any other venue in Athens, as designated each time in the invitation. The invitation to the Bondholders' Meeting may also provide for the option of remote participation, by audiovisual or other electronic media, without the Bondholders' physical presence at the place where the Bondholders' Meeting is conducted. In this case, the Issuer, upon the Bondholder Agent's relevant notice, shall take appropriate measures in order to:

(a) be able to safeguard the Bondholders' identity, the exclusive participation of the persons entitled to participate at or attend the Meeting and the security of the electronic link;

(b) enable participants to attend the Bondholders' Meeting, by using electronic or audiovisual media, and remotely address the Bondholders' Meeting, orally or in writing, as well as vote on the items of the daily agenda; and

(c) enable the accurate remote registration of the vote of all participants.

18.4 (a) Subject to paragraph (b) below, the Meeting shall be quorate and validly pass resolutions, provided that it is attended by one or more Bondholders holding Bonds which represent at least fifty percent (50%) of the total outstanding Bond Loan capital, as may be from time to time (after deducting the amount of any Bonds held by Non-Voting Bondholders).

If the aforementioned quorum is not achieved, the iterative Meeting shall be quorate, provided that it is attended by one or more Bondholders holding Bonds which represent at least twenty percent (20%) of the total outstanding Bond Loan capital, as may be from time to time (after deducting the amount of any Bonds held by Non-Voting Bondholders). If the iterative Meeting isn't quorate either, then it shall not be possible for the Meeting's activities to go forward and no resolutions shall be passed on the items on the agenda.

(b) By way of exception to the provisions set forth under paragraph (a) above, with regard to case (i) of the Bond Loan's termination according to Clause 15 (Termination Events –

Termination) hereof, (ii) the amendment of the clauses of this Programme in respect of Termination Events, the clauses of this Programme regarding the necessary quorum for decision-making at the Meeting (including section (b) of Clause 18.4 hereof), the Majority Bondholders and the Qualified Majority Bondholders, the Meeting shall be quorate and validly pass resolutions, provided that one or more Bondholders are present thereto, holding Bonds representing at least sixty-six point sixty-seven percent (66.67%) of the total outstanding Bond Loan capital, as may be from time to time (after deducting the amount of any Bonds held by Non-Voting Bondholders). If the aforementioned quorum is not achieved, the iterative Meeting shall be quorate, provided that one or more Bondholders are present thereto, holding Bonds which represent at least fifty percent (50%) of the total outstanding Bond Loan capital, as may be from time to time (after deducting the amount of any Bonds held by Non-Voting Bondholders). If the iterative Meeting isn't quorate either, then it shall not be possible for the Meeting's activities to go forward and no resolution shall be passed on the items on the agenda. The resolutions of this paragraph (b) shall be passed by the Qualified Majority Bondholders.

18.5 Except for the cases expressly regulated in this Programme, as to the rest, regarding the Meeting's convocation, operation and decision-taking, the provisions of the Law on shareholders' general meetings apply *mutatis mutandis*, according to the provisions of article 63(6) of the Law.

18.6 The right to participate at the Meeting is awarded to persons having the status of Bondholder, as shown in the DSS Administrator's records on the Beneficiaries Determination Date. In order for Bondholders to participate at the Bondholders' Meeting, they must produce any legalization and representation documents to the Bondholder Agent, two (2) Business Days prior to the date of the Meeting. The Issuer shall update and deliver to the Bondholder Agent without delay, the record of beneficiaries entitled to participate at the Bondholders' Meeting, which it received from the DSS Administrator, by also specifying the DSS Investor Share of Non-Voting Bondholders, if available to the Issuer.

18.7 Each Bond grants the Bondholder (apart from Non-Voting Bondholders) the right of one (1) vote at the Meeting. For the avoidance of any doubt, it is clarified that, with regard to voting rights, each Member of the Hajioannou Family shall be deemed as a separate Bondholder.

18.8 No potential invalidity of the Meeting's resolution can be raised after the lapse of six (6) months from the relevant decision-making.

18.9 The Bondholder Agent shall keep minutes of the Meetings. The minutes kept by the Bondholder Agent constitute full proof vis-à-vis all parties that a Meeting took place on the date stated in the minutes, as well as in respect of the resolutions passed at such Meeting.

18.10 The resolutions of the Bondholders' Meeting are notified to the Issuer, unless the Meeting decides otherwise, and to the Bondholders without delay and by any suitable means, including publication on the official website of the Athens Stock Exchange, through the Issuer, by care of the Bondholder Agent.

19. COSTS

19.1 Within fifteen (15) days of receipt of the relevant request (accompanied by an analysis of the claimed amounts and copies of the relevant receipts) and, in any case, prior to the Issuance Date (in case of Bond Loan Documents drawn up prior to the Issuance Date), the Issuer shall pay to the Bondholder Agent all reasonable costs and expenses (including any legal fees) incurred by the Bondholder Agent and/or the Bondholders, in connection with the negotiation, signing and drafting of:

(a) the Bond Loan Documents;

(b) any other Bond Loan Document singed after the date of the present Programme, as the case may be.

For the avoidance of any doubt, it is agreed that the Issuer shall all reasonable costs and expenses regarding the issuance of the Bonds and their listing for trading on the ATHEX.

19.2 If the Issuer requests the amendment of a clause or the granting of consent or waiver of a right provided by any Bond Loan Document, the Issuer shall reimburse the Bondholders and/or the Bondholder Agent for all reasonable costs and expenses (including legal fees, fees of valuers, experts and third-party advisors in general) incurred by the Bondholders or the Bondholder Agent, for the purpose of reviewing, assessing, negotiating and/or accepting such request, within fifteen (15) days of receipt of the relevant request (which must be accompanied by an analysis of the claimed amounts and copies of the relevant receipts).

19.3 The Issuer will bear and shall pay, within fifteen (15) days from the date of the relevant notice (accompanied by an analysis of the amounts and copies of the relevant receipts), all reasonable costs and expenses (including legal fees, fees of valuers, experts and third-party advisors in general) incurred by a Lender, from the termination of the Bond Loan onwards, for exercising, pursuing (judicially or extra-judicially), enforcing or preserving its rights, emanating from any Bond Loan Document.

19.4 The Issuer will bear and shall pay, within fifteen (15) days from the date of the relevant notice (accompanied by an analysis of the claimed amounts and copies of the relevant receipts), all reasonable costs and expenses incurred by the Bondholder Agent and/or the Bondholders, in connection with (i) the notifications made by the ATHEX and/or the Bondholder Agent, in the course of exercising its powers and rights, according to the terms hereof, including any costs and expenses that may arise from holding a remote Bondholders' Meeting (or by the use of audiovisual or other electronic media), without the Bondholders' physical presence at the place where the Bondholders' Meeting is held, according to Clause 18.3 hereof, (ii) any other reasonable cost and expense not expressly provided for herein and in the Bonds and which ATHEX and/or the Bondholder Agent and/or the Bondholders incurred in any way, on account or on the occasion of the present [Programme], its execution, the exercise and/or preservation of their rights.

Γεωργία Ν. Κ
Δικηγόρος - Α
Μενάγια 9,
ΑΦΜ: 1251341
Email: ggkouts
Τηλέφωνο

20. DISTRIBUTION OF AMOUNTS

20.1 Any amount, whether paid by the Issuer or the Guarantor against an obligation under the Bond Loan Documents or collected pursuant to an enforcement act, is directed towards payment of the Issuer's obligations under the Bond Loan Documents, in the following order:

(i) Firstly, to cover court and other expenses and any interest due thereon;

(ii) Secondly, to cover Fees and Taxes;

(iii) Thirdly, to cover compounded interest due under the Bonds;

(iv) Fourthly, to cover default interest due under the Bonds;

(v) Fifthly, to cover contractual interest due under the Bonds; and

(vi) Sixthly, to cover the nominal value of the capital of the Bonds.

The Issuer waives its right to define a different allocation order of payments.

20.2 Until the termination of this Programme, if the amounts made available by the Issuer and/or the Guarantor to the Bondholder Agent or the Payment Agent are not sufficient for paying in full the amount due to the Bondholders against the Debt, these amounts shall be distributed to the Bondholders, by applying the allocation order under Clause 20.1 hereof, according to Bondholders' Pro Rata Participation.

21. SET-OFF

21.1 All payments of the Issuer, by virtue of this Programme, shall be made without discount on account of set-off, either total or partial, between one or more claims of the Issuer and/or the Guarantor and/or the Bondholder Agent and/or the Bondholders and/or the DSS Administrator or otherwise and the Issuer, the Guarantor and Bondholders expressly waive any right to a set-off. The Issuer and the Guarantor additionally expressly waive any right of retention against the Bondholder Agent and/or the Bondholders and/or the DSS Administrator.

21.2 In the event of a payment made to a Bondholder, at a time when the Issuer and/or the Guarantor have fallen into arrears towards the other Bondholders, the receiving Bondholder shall promptly deposit such received amount to the DSS Administrator's Account, in which case such amount shall be deemed collected on behalf of all Bondholders and the interest-bearing date shall be the date it was paid into the DSS Administrator's Account. In the event that, notwithstanding Clause 21.1 hereof, a set-off is legally and validly made, the set-off shall also be deemed as an amount collected by the Bondholder, hence bringing about the effect of the previous section.

22. PRO RATA DISTRIBUTION

Any amount due to the Bondholders on account of the Bonds and any Bond Loan Document shall be distributed to the Bondholders, according to their Pro Rata Participation, by the DSS Administrator.

23. AMENDMENT AND WAIVER OF RIGHTS

23.1 Subject to the provisions of Clauses 23.2 and 23.3 hereof, the Clauses of the present Programme shall be amended by a document concluded between the Issuer, the Guarantor and the Bondholder Agent, acting according to a Meeting resolution passed by the Majority Bondholders or, as required, the Qualified Majority Bondholders, excluding any other means of proof, including the oath. Any such amendment shall be binding on the Issuer, the Guarantor and all Lenders.

23.2 Subject to the provisions of Clause 23.3 hereof, the waiver of rights deriving from the Bond Loan Documents (or consent, removal, or any other action or omission bringing about similar effects), takes place by a document drawn up by the Bondholder Agent, acting according to a Meeting resolution passed by the Majority Bondholders or, as required, the Qualified Majority Bondholders, excluding any other means of proof, including the oath, and notified to the Issuer. Any such waiver shall be binding on the Issuer, the Guarantor and all Lenders.

23.3 By way of exception to the provisions of Clause 23.1 and Clause 23.2 hereof, any amendment (or waiver, consent, removal, or any other action or omission bringing about similar effects) of the Bond Loan, on terms which are more adverse for the Bondholders than the initial ones, shall only take place following a prior Meeting resolution, passed by the majority stipulated in article 60(7) of the Law, namely by a majority of at least two-thirds (2/3) of the total nominal value of the Bonds, whose owners have a voting right, together with a written agreement between the Bondholder Agent (acting according to the instructions of said Meeting) and the Issuer, excluding any other means of proof, including the oath. Any such amendment, waiver, consent, removal (or any other action or omission bringing about similar effects) shall be binding on the Issuer and all Lenders.

23.4 No amendment or waiver related to the rights and obligations of the Bondholder Agent can take place without the Bondholder Agent's consent.

23.5 Any failure or delay, by any of the Parties, to exercise the rights, powers or appeals related to the Bonds or the Bond Loan Documents (each a "Right"), shall not be deemed as a waiver of such Right, nor will any individual or partial exercise of a certain Right exclude any other or further exercise of the same or any other Right.

23.6 Any express waiver of a right generated upon the breach of a clause of the Bonds or a Bond Loan Document, shall not be deemed as waiver of a right related to a subsequent breach of the same clause.

24. TRANSFER OF BONDS

24.1 Bonds are freely tradable and transferrable pursuant to the Stock Market Regulations and the relevant legislation. The Bonds shall be transferred/traded in units of a minimum

trading nominal value, equal to one (1) whole Bond. Both the minimum trading nominal value unit, as well as the minimum bid, can be amended according to the provisions of the Stock Market Regulations. The clearing of transactions on Bonds shall take place through ATHEXClear, pursuant to the Clearing and Settlement Rulebook and the other legislative or regulatory provisions regarding the clearing of transactions effected on Bonds.

24.2 A Bondholder vis-à-vis the Issuer, the Bondholder Agent and the other Bondholders, shall be deemed as the beneficiary of Bonds on the Beneficiary Determination Date of the relevant right and confirmed as a beneficiary of Bonds by a certificate/list (record) issued by the DSS Administrator, provided that the DSS Administrator registry services, or through the Participants and Registered Intermediaries in the central securities depository, in any other case (article 60 par. 4 of the Law).

24.3 The Issuer and the Guarantor are prohibited from assigning or transferring their rights and obligations in relation to this Programme or any other Bond Loan Document.

25. GUARANTEE

25.1 The Guarantor declares that it guarantees to the Lenders, in favour of the Issuer, its compliance with the terms of the Programme and payment of any amount due under the Bonds and the Bond Loan Documents, in terms of principal, interest and costs of any kind, by undertaking a primary and independent liability as principal debtor, thus waiving the benefits of division and option and all the rights, objections and benefits deriving from the provisions of articles 852, 853, 855, 858, 861, 862, 867 and 868 of the Greek Civil Code, which shall not apply. The Guarantor further declares that any acknowledgment of debt by the Issuer or any abstract promise by the Issuer to pay the Debt shall also make an obligor of the Guarantor.

25.2 The Guarantor is liable towards the Lenders, regardless of the lawfulness of the obligations undertaken by the Issuer under the Programme, the Bonds and the other Bond Loan Documents, and regardless of any legal or other defects relating to its representation.

25.3 The Guarantor shall not be released, even if, for any reason whatsoever, including the Issuer's bankruptcy or its placement under other collective proceedings for satisfying creditors, even if it is due to the Lenders' fault, their satisfaction by the Issuer has become impossible, or even if, for any reason whatsoever, the Lenders have waived any security interest securing their claims, and the Guarantor irrevocably provides, as of today, its unreserved consent to the Lenders, for them to waive at any time, any of their current and/or future securities *in rem* or *in personam*, securing the Bond Loan. It is agreed that any discharge of the primary debt, which is not to the Lenders' satisfaction, or any delay or negligence relating to the undertaking and continuance, by the Lenders or their representative, of the judicial pursuit of the Lenders' claims, shall not constitute grounds to release the Guarantor.

25.4 The Guarantor waives its right towards the Lenders, to exercise any rights of recourse against the Issuer, if there is an outstanding balance of the Lenders' claims under the Bonds and the other Bond Loan Documents.

25.5 The Guarantor acknowledges that its liability under the Guarantee constitutes a continued obligation towards the Lenders, until full payment of the claims under the Bonds and the other Bond Loan Documents which claims are secured by the Guarantee. In this regard, it accepts that agreeing to repay the Bond Loan and the Bonds on designated dates (each a due date) does not render or turn this Guarantee into a fixed-term guarantee and therefore the provision of article 866 of the Greek Civil Code does not apply to the present Guarantee.

26. INVALIDITY

If a clause (or part thereof) of this Programme or any Bond Loan Document is or becomes invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the rest of the clauses or the remaining part of the clause in question.

27. COUNTERPARTS

This Programme may be executed in more than one counterpart, having the same legal effect as if the signatures of all Parties were set on a single original copy of this Programme, provided that the counterparts intended for each Party also bear the signatures of the other Parties as well.

28. LIMITATION PERIOD

28.1 Claims under a Bond are time-barred, after twenty (20) years in respect of principal and after five (5) years in respect of interest. The limitation period of the claim commences, as regards principal, on the day after the expiry date, in whichever way it may occur, and as regards interest, on the day after the end of the year within which the Interest Period, during which interest is payable, expires.

29. COMMUNICATION – APPOINTMENT OF PROCEDURAL REPRESENTATIVE

29.1 Any communication between the Bondholders and the Issuer and/or the Guarantor, in relation to the Bonds and any Bond Loan Document, shall take place in writing and through the Bondholder Agent.

29.2 The Issuer's contact details for this purpose are:

Address: The Orbit, 115 Kifisias Avenue, 115 24 Athens

Fax no.: +30 210 3600 069

Tel.: +30 210 3607 811

Email: info@koutalidis.gr and nkoritsas@koutalidis.gr and gkoutsoukou@koutalidis.gr

Attention: Koutalidis Law Firm

29.3 The Guarantor's contact details for this purpose are:

Address: The Orbit, 115 Kifisias Avenue, 115 24 Athens

Fax no.: +30 210 3600 069

Tel.: +30 210 3607 811

Email: info@koutalidis.gr and nkoritsas@koutalidis.gr and gkoutsoukou@koutalidis.gr

Attention: Koutalidis Law Firm

29.4 The Bondholder Agent's contact details for this purpose are:

Address: no. 4, Papada Str., 11525 Athens

Fax no.: +30 210 33 35 390

Tel.: +30 210 32 88 000

Email: CustodyGreekInstitutionals@piraeusbank.gr

Attention: Piraeus Bank-Security Custody Services

29.5 The Bondholder Agent may change its contact details, by providing written notice five (5) Business Days in advance, to the Issuer and the Bondholders, which is published according to the provisions of article 68 of the Law.

29.6 All notices shall be deemed to have been delivered to their relevant recipient as follows:

(a) if delivered by hand, at the time of delivery, by signing a relevant delivery-receipt protocol;

(b) if sent by registered mail, upon delivery to the relevant address, by signing a relevant delivery-receipt protocol;

(c) if sent by fax, when received in legible form;

(d) if sent by email or other similar means, when received in legible form, on condition that any notice delivered as above, but received on a non-Business Day or outside working hours at the place of receipt, shall be deemed to have been delivered to that place on the following Business Day.

29.7 Any announcement or notification by the Issuer to the Bondholders shall be published, according to the provisions of article 68(3) of the Law, through the official website of the Athens Stock Exchange, and any announcement or notification by the Bondholder Agent to the Bondholders shall be published, according to the provisions of article 68(3) of the Law, through the Issuer on the official website of the Athens Stock Exchange and on the Issuer's website.

29.8 The Issuer and the Guarantor hereby appoint Koutalidis Law Firm (Address: The Orbit, no. 115 Kifissias Ave., 115 24 Athens, Tel.: +30 210 3607 811, Fax: +30 210 3600 069, E-mail: info@koutalidis.gr and nkoritsas@koutalidis.gr and gkoutsoukou@koutalidis.gr) as their procedural representative, to whom the Bondholder Agent and the Bondholders may validly communicate and serve any documents relating to this Bond Loan Programme and the Bond Loan Documents, including any documents pertaining to the initiation of legal proceedings in Greece.

30. GOVERNING LAW – JURISDICTION

30.1 The Bond Loan and all claims and rights emanating therefrom, including tort claims, are governed by and construed in accordance with Greek law and, inter alia, the provisions of the Law and article 14 of L. 3156/2003.

30.2 Any dispute in connection with the Bond Loan, including any non-contractual disputes, shall be resolved exclusively by the courts of Athens.

IN WITNESS WHEREOF, THIS PROGRAMME IS SIGNED on 11 February, 2022 as follows,

Γεωργία Ν. Κ
Δικηγόρος - Α.
Μενάγια 9,
ΑΦΜ: 12513418
Email: ggkouts
Τηλέφωνο:

ON BEHALF OF THE ISSUER

(signature)

____

By: Loukas Barbaris

In: Athens

ON BEHALF OF THE GUARANTOR

(signature)

____

By: Konstantinos Adamopoulos

In:Athens

ON BEHALF OF THE BONDHOLDER AGENT

(signature)

____

By: Aikaterini Xenou

(signature)

____

By: Themis Xydis

In: Athens

Γεωργία Ν. Ι
Δικηγόρος -
Μενάγια Σ
ΑΦΜ: 125134
Email: ggkout
Τηλέφων

ANNEX A – COMPLIANCE CERTIFICATE FORM

From: **«SAFE BULKERS PARTICIPATIONS PLC» (the «Issuer»)**

To: the Bondholders Agent

"PIRAEUS BANK SOCIETE ANONYME"

4 Amerikis Str, 105 64, Athens

Date: [•]

Dear Sirs,

Common Bond Loan Programme of up to €100,000,000

We refer to the Programme for the Issue of a Common Bond Loan of up to **€100,000,000,** issued on [•].2022 (the "**Programme**") by the company "SAFE BULKERS PARTICIPATIONS PLC" and guaranteed by the company "SAFE BULKERS INC." (the "**Guarantor**"), in relation to which you act as Bondholder Agent.

Capitalised terms have the same meaning attributed to them in the Programme. The present document constitutes a Compliance Certificate pursuant to Clause 14.1(viii) of the Programme.

We inform you in that respect that with Reference Date [DATE], the Indices are equal to [•].

The calculation of the Indices has been effected pursuant to the Terms of the Programme. We attach to this letter as Annex a detailed description of the calculations that have been effected pursuant to Clause 14.1(viii) of the Programme.

Yours sincerely,

For the Issuer

(signature)

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
, 115 24 Αθήνα
87 - ΔΟΥ: Ψυχικού
oukou@gmail.com
: 698 9700864

To the Board of Directors of "SAFE BULKERS INC." and "SAFE BULKERS PARTICIPATIONS PLC"

[ADDRESS]

Findings Report following the Performance of Agreed-Upon Procedures, concerning compliance with Clause 14.1(viii) of the Programme for the Issuance of a Common Bond Loan dated [•].[•].2022 of up to €100,000,000 of the company "SAFE BULKERS PARTICIPATION PLC" (the "Programme").

Dear Sirs,

Pursuant to the instruction that we received by the Board of Directors of the company "SAFE BULKERS Inc." (the "Guarantor"), we conducted the agreed-upon procedures referred below and which have been agreed with the Management of the Guarantor and "SAFE BULKERS PARTICIPATION PLC" (the "Issuer") with respect to the financial indices (the "**Indices**"), based on [the audited Consolidated Annual Financial Statements/interim condensed Semi-annual Financial Statements] of the Guarantor, as they are set out in Clause 14.1(viii) of the Programme.

Management's Responsibility

The Management of the Guarantor is responsible for the completeness and correctness of the accounting books, and the Management of the Issuer is responsible for the accuracy of its statements regarding the calculation of the Indices of "Financial Indices Annex", as well as for the notification of any events of default under the Programme.

Auditor's Responsibility

We conducted this exercise in accordance with the International Standard of Related Services 4400 **"Engagements to Perform Agreed-upon Procedures Regarding Financial Information"** which applies to exercises of agreed-upon procedures. The adequacy of such procedures is exclusive responsibility of the Issuer and the Guarantor. Consequently, we express no opinion concerning the adequacy of the procedures described below or the purpose for which such report has been requested. Our responsibility is to perform the below agreed-upon procedures and report to you our findings.

Procedures performed

In particular, the procedures performed by us are summarized as follows:

1) We received the calculation of the Indices by the Guarantor (see attached hereto

Γεωργία Ν.
Δικηγόρος -
Μενάγια
ΑΦΜ: 125134
Email: ggkou
Τηλέφων

"Financial Indices Annex").

2) We examined that the calculation method for the Indices of the Annex is in compliance with the terms of the Programme.

3) We verified the amounts used for the calculations of the Indices on the basis of: (a) the [annual audited Financial Statements/ interim condensed Semi-annual Financial Statements] of the Guarantor, prepared on the basis of [the accounting standards applicable to the Guarantor to be completed] for the [use/period] that expired on [•], (b) the books and records of the Guarantor for the [financial year/period] that expired on [•], and (c) analyses and/or statements prepared by the Guarantor for the [use/period] that expired on [•].

4) We confirmed the correctness of the numerical calculations performed by the Guarantor for the preparation of the required Indices, as determined in Clause 14.1(viii) of the Programme.

Capitalised terms have the same meaning ascribed to them in the Programme.

The present Findings Report was prepared on the basis of Clause 14.1(viii) of the Programme in relation to the Reference Date of [•].

FINDINGS

1)...........

2)...........

3)..........

Given that the performance of the procedures referred above does not constitute an audit or review pursuant to the [International Accounting Standards or the International Standard on Review Engagements], we provide no assurance other than those referred above.

If we had performed any additional procedures or audit or review pursuant to the [International Accounting Standards or the International Standard on Review Engagements], it is possible that issues other than those mentioned in the previous paragraphs might have come to our notice, of which we would have notified you.

Limitation of use

The Findings Report was prepared exclusively for the purpose referred in the first paragraph of the present document, it is addressed exclusively to the Board of

ουτσούκου, Δ.Ν.
.Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
37 - ΔΟΥ: Ψυχικού
οukou@gmail.com
698 9700864

Directors of the Issuer and the Guarantor. As a result, this Report may not be used for any other purpose or distributed to any third parties, without our prior written consent, as it is only limited to the calculations and the amounts referred above and does not extend to the financial statements of the Guarantor, taken as a whole, for which we have issued separate [Review or Audit] Reports dated XX/XX/20XX, or to any other documents of the Guarantor, taken as a whole.

We permit the notification of the Report, but only in its entirety, by you to "PIRAEUS BANK SOCIETE ANONYME", in its capacity as Bondholder Agent, as well as its publication pursuant to the provisions of Clause 14.1(viii) of the Programme without accepting or assuming any liability or obligation towards it.

Seat of Auditor [city], [date]

FINANCIAL INDICES ANNEX			
Index Description	**Amounts '000**	**Index**	**Claim**
Total Liabilities of the Guarantor on consolidated basis (Total Assets minus accumulated value of equity of the Guarantor including minority rights (total stockholders' equity) minus any deferred income resulting from chartering differences.			≤ 0,85: 1
Total Adjusted Asset Value of the Guarantor on consolidated basis			
Total Adjusted Equity Net Value of the Guarantor on consolidated basis (Total Readjusted Assets Value minus Total Liabilities).			≥ $150,000,000
EBITDA (in relation to the twelve-month period expiring on the pertinent Reference Date and always on the basis of the			≥ 2 : 1

Γεωργία Ν. Κ
Δικηγόρος - Α.
Μενάγια 9,
ΑΦΜ: 12513411
Email: ggkouts
Τηλέφωνο:

Guarantor's consolidated financial statements, the amount in USD of the consolidated Net Profit Before Tax, after: (1) adding the consolidated net interest costs and deducting the consolidated net interest earning; (2) adding any unusual or extraordinary costs and deducting any unusual or extraordinary earnings; (3) adding amortisations; (4) deducting non-monetary profits and adding non-monetary losses).			
Net Debit Interest of the Guarantor on consolidated basis (in relation to any given Reference Date and the twelve-month period lapsing on the Reference Date, all interest costs, undertaking fees and other fees, commissions and other costs, charges and expenses of the Guarantor and its Subsidiaries, in the course of such period, less the Guarantor's collected interest income, on a consolidated basis, according to the applicable US GAAP and as illustrated in the Accounting Data of that particular period).			

υτσούκου, Δ.Ν.
Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
7 - ΔΟΥ: Ψυχικού
ukou@gmail.com
698 9700864

Definitions

Accounting Data means:

(A) where the Reference Date is December 31st, the Guarantor's Annual Financial Statements;

(B) where the Reference Date is June 30th, the Guarantor's Semi-Annual Financial Statements.

Bareboat Charter means the charter of a ship, whereby the charterer acquires, for the agreed term, full control and possession of the ship, undertakes the nautical management and administration of the ship, being able to designate and dismiss the captain and crew of the ship, being liable towards third parties as if it was the shipowner and generally, throughout the term of the charter, substitutes the shipowner in all matters, except for the authority to sell or mortgage the ship.

Bareboat Charterer means the counterparty charterer in a Bareboat Charter.

Cash and Cash Equivalents cumulatively means the following:

(1) cash and cash equivalents, plus any blocked credit balances in each deposit or current account, as these are illustrated in the Guarantor's consolidated financial statements on the Reference Date; and

(2) investment grade securities (as valued and referenced in the Guarantor's consolidated financial statements on the Reference Date).

Fleet Ships collectively means, in relation to any given Reference Date, all ships which are (wholly or partially, directly or indirectly) owned by the Guarantor's Subsidiaries or are subject to a Bareboat Charter (only through leasing) by the Guarantor's Subsidiaries and which, on the Reference Date, are included in the Total Assets, according to the Accounting Data, and when singular is employed, it means any one of them.

Shipowner means the registered owner of a Fleet Ship, which has not been chartered by virtue of a Bareboat Charter.

Total Liabilities means, in relation to any given Reference Date, Total Assets less the cumulative value of the Guarantor's equity, including minority rights (total stockholders' equity), as illustrated in any case in the Financial Statements relating to such Reference Date, apart from any deferred income resulting from chartering differences.

Total Adjusted Asset Value means, in relation to any given Reference Date: (A) Total Assets, adjusted in order to take into account the Market Value of all Fleet Ships (by replacing the book value of each Fleet Ship, as determined in the relevant Accounting Data, with the Market Value of each Fleet Ship, on that particular Reference Date) and (B) the Participation Ship's Total Adjusted Value for all Participation Ships (by replacing the book

value of the Participation Ship, as determined in the relevant Accounting Data on such Reference Date, with Participation Ship's Total Adjusted Value for all Participation Ships on that particular Reference Date).

Total Adjusted Equity Net Value means, in relation to any given Reference Date, the amount by which the Total Adjusted Asset Value exceeds the Total Liabilities, in any case on that particular Reference Date.

EBITDA means, in relation to the Reference Date and always on the basis of the Guarantor's consolidated financial statements, the amount in USD of the consolidated Net Profit Before Tax, in relation to the twelve-month period expiring on the pertinent Reference Date, after:

(1) adding the consolidated net interest costs and deducting the consolidated net interest earning;

(2) adding any unusual or extraordinary costs and deducting any unusual or extraordinary earnings;

(3) adding amortisations;

(4) deducting non-monetary profits and adding non-monetary losses;

in any case, as evidenced by the relevant Accounting Data corresponding to such period of time.

It is explicitly clarified that item (4) above is also related to any adjustment of an asset and any profit or loss relating to the book value resulting from the disposal of an asset or the reduction of the book value of an asset, as a result of compliance with the US GAAP.

Consolidated Net Profit Before Tax means, always on the basis of the Guarantor's consolidated financial statements, the amount of consolidated net profit before tax, denominated in USD, referring to the twelve-month period expiring on the relevant Reference Date, and in any case as evidenced by the relevant Accounting Data corresponding to such period of time.

Net Debit Interest means, in relation to any given Reference Date and the twelve-month period lapsing on the Reference Date, all interest costs, undertaking fees and other fees, commissions and other costs, charges and expenses of the Guarantor and its Subsidiaries, in the course of such period, less the Guarantor's collected interest income, on a consolidated basis, according to the applicable US GAAP and as illustrated in the Accounting Data of that particular period.

Total Income means, in relation to the Guarantor and any given Reference Date, the income illustrated in the relevant Accounting Data for the twelve-month period lapsing on such Reference Date.

Ι. Κουτσούκου, Δ.Ν.
;- Α.Μ. Δ.Σ.Α. 32374
ια 9, 115 24 Αθήνα
34187 - ΔΟΥ: Ψυχικού
outsoukou@gmail.com
ωνο: 698 9700864

Total Assets means, in relation to any given Reference Date, the cumulative value of all assets of the Guarantor, apart from any accrued income resulting from chartering differences, as evidenced from the relevant Accounting Data on such Reference Date.

Participation Ships collectively means, in relation to any given Reference Date, all ships which are jointly owned or are subject to a Bareboat Charter (only through leasing) by (1) the Guarantor and/or any Subsidiary of the Guarantor and (2) a third party on such Reference Date, and when singular is employed, it means any one of them.

Participation Ship's Total Adjusted Value means, in relation to any given Reference Date and each Participation Ship, the percentage of the sum (i) of the Market Value of such Participation Ship plus (ii) the value of the total assets of the registered Shipowner or Bareboat Charterer (through leasing) of such Participation Ship, less the book value of such Participation Ship, as each asset is illustrated in the respective financial statements of the Shipowner or (as the case may be) Bareboat Charterer (through leasing), less (iii) the total liabilities of the registered Shipowner or Bareboat Charterer (through leasing), as illustrated in the respective financial statements of the Shipowner or (as the case may be) Bareboat Charterer (through leasing), in any case on such Reference Date.

Right to Extend the Charter Period means the right of each counterparty of an Approved Charter Agreement to extend such charter, for a defined period of time.

Approved Charter Agreement means, in relation to a Fleet Ship, on any given Reference Date, any time charter agreement or other charter agreement, whose remaining term exceeds twelve (12) months (excluding any Right to Extend the Charter Period, apart from a Right to Extend the Charter Period exercised by the respective Shipowner ή Bareboat Charterer (only through leasing) and entered into up to the relevant Reference Date by the Shipowner or Bareboat Charterer (only through leasing) of such Fleet Ship with the charterer, as amended and/or supplemented from time to time.

Certified to be a true and correct translation of the attached document from Greek into English made by the undersigned pursuant to article 36 of the Greek Lawyer's Code.
Athens, 24 March 2022
The certifying lawyer

Γεωργία Ν. Κουτσούκου, Δ.Ν.
Δικηγόρος - Α.Μ. Δ.Σ.Α. 32374
Μενάνια 9, 115 24 Αθήνα
ΑΦΜ: 125134187 - ΔΟΥ: Ψυχικού
Email: ggkoutsoukou@gmail.com
Τηλέφωνο: 698 9700864

Γεωργία Ν. Κ
Δικηγόρος - Α
Μενάγια 9,
ΑΦΜ: 1251341
Email: ggkouts
Τηλέφωνο

Γεωργία Ν. Κουτσούκου, Δ.Ν.
Δικηγόρος - Α.Μ. Δ.Σ.Α. 32374
Μενάγια 9, 115 24 Αθήνα
ΑΦΜ: 125134187 - ΔΟΥ: Ψυχικού
Email: ggkoutsoukou@gmail.com
Τηλέφωνο: 698 9700864

ουτσούκου, Δ.Ν.
Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
37 - ΔΟΥ: Ψυχικού
υukou@gmail.com
698 9700864

ΠΡΟΓΡΑΜΜΑ ΕΚΔΟΣΗΣ ΚΟΙΝΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

ΕΩΣ ΕΥΡΩ 100.000.000

ΤΗΣ

«SAFE BULKERS PARTICIPATIONS PLC.»

ΩΣ ΕΚΔΟΤΡΙΑΣ

ΤΗΣ

«SAFE BULKERS INC.»

ΩΣ ΕΓΓΥΗΤΡΙΑΣ

ΚΑΙ

ΤΗΣ

«ΤΡΑΠΕΖΑ ΠΕΙΡΑΙΩΣ ΑΝΩΝΥΜΟΣ ΕΤΑΙΡΕΙΑ»

ΩΣ ΕΚΠΡΟΣΩΠΟΥ ΤΩΝ ΟΜΟΛΟΓΙΟΥΧΩΝ

11.2.2022

Γεωργ
Δικηγ
Μ
ΑΦΜ:
Email

Το παρόν ΠΡΟΓΡΑΜΜΑ ΕΚΔΟΣΗΣ ΚΟΙΝΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ ΠΟΣΟΥ ΕΩΣ €100.000.000

υπογράφεται, σήμερα, 11.2.2022.

Οι κάτωθι:

Α. ΕΚΔΟΤΡΙΑ ΤΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

Η εταιρεία με την επωνυμία «**SAFE BULKERS PARTICIPATIONS PLC.**», η οποία εδρεύει στην Κυπριακή Δημοκρατία, στην οδό Αγίας Φυλάξεως 71 & Αρχ. Μακαρίου III, Safe Bulkers Tower, 3087, Λεμεσός, Κύπρος, είναι εγγεγραμμένη στον Έφορο Εταιριών της Κυπριακής Δημοκρατίας με αριθμό εγγραφής 426311, έχει αριθμό φορολογικού μητρώου Κύπρου (ΑΦΜ) 10426311E και η οποία εκπροσωπείται για την υπογραφή του παρόντος προγράμματος έκδοσης ομολογιακού δανείου από τον κ. Λουκά Μπαρμπαρή, δυνάμει παρασχεθείσας εξουσιοδότησης (η **Εκδότρια** ή η **Εταιρία**),

Β. ΕΓΓΥΗΤΡΙΑ ΤΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

Η εταιρεία με την επωνυμία «**SAFE BULKERS INC.**», η οποία έχει συσταθεί στις 11.12.2007 σύμφωνα με τους νόμους της Δημοκρατίας των Νήσων Μάρσαλ, το εγγεγραμμένο της γραφείο (registered office) είναι Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960, είναι καταχωρημένη με αριθμό εγγραφής 27394 στο μητρώο εταιρειών για εταιρείες μη κατοίκους και η οποία εκπροσωπείται για την υπογραφή του παρόντος προγράμματος έκδοσης ομολογιακού δανείου από τον κ. Κωνσταντίνο Αδαμόπουλο, δυνάμει παρασχεθείσας εξουσιοδότησης (η **Εγγυήτρια**), και

Γ. ΕΚΠΡΟΣΩΠΟΣ ΤΩΝ ΟΜΟΛΟΓΙΟΥΧΩΝ

Η ανώνυμη εταιρεία με την επωνυμία «**ΤΡΑΠΕΖΑ ΠΕΙΡΑΙΩΣ ΑΝΩΝΥΜΟΣ ΕΤΑΙΡΕΙΑ**», η οποία εδρεύει στην Αθήνα (Αμερικής αρ. 4) και έχει καταχωρηθεί στο Γ.Ε.ΜΗ. με αριθμό 157660660000 και Α.Φ.Μ. 996763330, την οποία εκπροσωπούν νομίμως η κ. Αικατερίνη Ξένου και ο κ. Θέμης Ξύδης, και η οποία αποδέχεται τον διορισμό της ως εκπροσώπου των Ομολογιούχων σε σχέση με το Ομολογιακό Δάνειο (όπως ορίζεται κατωτέρω) υπό τους όρους του παρόντος προγράμματος έκδοσης ομολογιακού δανείου (η **Εκπρόσωπος των Ομολογιούχων**),

συμφώνησαν, συνομολόγησαν και συναποδέχθηκαν τα εξής:

ΠΡΟΟΙΜΙΟ

I. Δυνάμει της από 19.01.2022 απόφασης του διοικητικού συμβουλίου της Εκδότριας (η **Απόφαση ΔΣ**) αποφασίσθηκε η έκδοση κοινού ομολογιακού δανείου έως του συνολικού, κατά κεφάλαιο, ποσού Ευρώ εκατό εκατομμυρίων (€100.000.000), με ελάχιστο ποσό Ευρώ ογδόντα εκατομμυρίων (€80.000.000) (το **Ομολογιακό Δάνειο**), το οποίο θα

α Ν. Κουτσούκου, Δ.Ν.
ρος - Α.Μ. Δ.Σ.Α. 32374
νάγια 9, 115 24 Αθήνα
125134187 - ΔΟΥ: Ψυχικού
ggkoutsoukou@gmail.com
ηλέφωνο: 698 9700864

διαιρείται σε έως εκατόν χιλιάδες (100.000) άυλες, ανώνυμες, κοινές ομολογίες ονομαστικής αξίας εκάστης Ευρώ Χίλια (€1.000) εκάστη, οι οποίες εκδίδονται εφάπαξ και θα εισαχθούν προς διαπραγμάτευση στην κατηγορία Τίτλων Σταθερού Εισοδήματος της Ρυθμιζόμενης Αγοράς του Χρηματιστηρίου Αθηνών και θα διατεθούν με δημόσια προσφορά στο επενδυτικό κοινό εντός της Ελληνικής Επικράτειας σύμφωνα με την ελληνική νομοθεσία, τις αποφάσεις του Χρηματιστηρίου Αθηνών και της Επιτροπής Κεφαλαιαγοράς (οι **Ομολογίες**). Οι Ομολογίες έχουν λάβει ISIN GRC8261222B1, χωρίς δυνατότητα μετατροπής τους σε μετοχές της Εκδότριας.

II. Επί των Ομολογιών και των όρων του παρόντος Προγράμματος εφαρμόζονται οι διατάξεις των άρθρων 59-74 του ν. 4548/2018 (ο **Νόμος**), όσες διατάξεις του ν. 3156/2003 είναι εν ισχύ, ιδίως η διάταξη του άρθρου 14 του ν. 3156/2003, καθώς και οι διατάξεις του ν. 3371/2005, ενώ η διάθεσή των Ομολογιών θα πραγματοποιηθεί σύμφωνα με την υπ' αρ. 34 απόφαση της Διοικούσας Επιτροπής Χρηματιστηριακών Αγορών του Χρηματιστηρίου Αθηνών σχετικά με την υπηρεσία κατάρτισης ηλεκτρονικού βιβλίου προσφορών (όπως αυτή η απόφαση εκάστοτε τροποποιείται, αντικαθίσταται και ισχύει, η **Απόφαση Η.ΒΙ.Π.**).

III. Δυνάμει της από 19.01.2022 απόφασης του διοικητικού συμβουλίου της Εγγυήτριας, αποφασίστηκε η παροχή της Εγγύησης (όπως ορίζεται κατωτέρω), σύμφωνα με τους όρους της ως άνω απόφασης και τον Όρο 25 του παρόντος.

IV. Οι Ομολογιούχοι (όπως ορίζεται κατωτέρω) οργανώνονται σε ομάδα κατά την έννοια του άρθρου 63 του Νόμου και ορίζεται εκπρόσωπος Ομολογιούχων όπως προβλέπεται από τις διατάξεις του άρθρου 64 επ. του Νόμου.

V. Με το παρόν Πρόγραμμα (όπως ορίζεται κατωτέρω) και τα λοιπά Έγγραφα του Ομολογιακού Δανείου (όπως ορίζονται κατωτέρω), η Εκδότρια θέτει τους όρους που διέπουν το Ομολογιακό Δάνειο και τις Ομολογίες, σύμφωνα με το άρθρο 60 παρ. 3 του Νόμου.

1. ΟΡΙΣΜΟΙ

1.1 Εκτός εάν άλλως ορίζεται εντός του κειμένου του Προγράμματος, στο παρόν Πρόγραμμα:

Αίτηση Κάλυψης σημαίνει την αίτηση (ήτοι την προσφορά αγοράς σύμφωνα με την Απόφαση Η.ΒΙ.Π.) που υποβάλλεται από κάθε ενδιαφερόμενο επενδυτή μέσω Μέλους Η.ΒΙ.Π. και σύμφωνα με τα ειδικότερα οριζόμενα στην Απόφαση Η.ΒΙ.Π., και με την οποία ο ενδιαφερόμενος επενδυτής αναλαμβάνει να καλύψει για ίδιο λογαριασμό ή για λογαριασμό τρίτου πρωτογενώς το μέρος του Ομολογιακού Δανείου που εκεί αναγράφεται.

Γεωργία Ν. Κ
Δικηγόρος - Α.
Μενάγια 9,
ΑΦΜ: 12513411
Email: ggkouts
Τηλέφωνο:

Αίτηση Παροχής Υπηρεσιών Διαχείρισης Χρηματικών Διανομών σημαίνει την από 26.01.2022 αίτηση με τίτλο «Αίτηση – Ειδικοί Όροι για τη χρήση της υπηρεσίας διενέργειας χρηματικών διανομών μέσω της ΕΛ.Κ.Α.Τ.» της Εκδότριας προς χρήση της υπηρεσίας διενέργειας χρηματικών διανομών μέσω του Διαχειριστή Σ.Α.Τ., σύμφωνα με τα άρθρα 2.12.1 - 2.12.4 του Μέρους 2 της Ενότητας VIII του Κανονισμού Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων.

Αμοιβές σημαίνει το σύνολο των αμοιβών, εξόδων και τυχόν άλλων ποσών που οφείλονται από την Εκδότρια στον Εκπρόσωπο των Ομολογιούχων στο πλαίσιο του διορισμού και της άσκησης των καθηκόντων του τελευταίου ως εκπροσώπου των Ομολογιούχων κατά την έννοια του άρθρου 64 παρ. 2 του Νόμου.

Αναλογική Συμμετοχή σημαίνει το ποσοστό που αντιπροσωπεύει το σύνολο της ανεξόφλητης Ονομαστικής Αξίας όλων των Ομολογιών που κατέχει ένας Ομολογιούχος σε σχέση με τη συνολική ανεξόφλητη Ονομαστική Αξία όλων των Ομολογιών που κατέχουν όλοι οι Ομολογιούχοι.

Απόφαση Η.ΒΙ.Π. έχει το νόημα που του αποδίδεται στον Όρο ΙΙ του Προοιμίου του παρόντος Προγράμματος.

Αυξημένη Πλειοψηφία Ομολογιούχων σημαίνει, αναφορικά με την εκάστοτε Συνέλευση των Ομολογιούχων, Ομολογιούχους που κατέχουν σε αυτή τη Συνέλευση Ομολογίες των οποίων η συνολική ανεξόφλητη Ονομαστική Αξία αντιπροσωπεύει ποσοστό τουλάχιστον εξήντα έξι και 0,67 τοις εκατό (66,67%) της συνολικής ανεξόφλητης Ονομαστικής Αξίας όλων των Ομολογιών των εκπροσωπούμενων κατά τη Συνέλευση (μετά την αφαίρεση της συνολικής ανεξόφλητης Ονομαστικής Αξίας των Ομολογιών των εκπροσωπούμενων κατά τη Συνέλευση που τυχόν κατέχονται από Μη Ψηφίζοντες Ομολογιούχους), υπό την προϋπόθεση τήρησης των ποσοστών απαρτίας του Όρου 18.4(β) του παρόντος.

Γεγονός Καταγγελίας σημαίνει οποιοδήποτε γεγονός ή περίσταση, η οποία ορίζεται στον Όρο 15 του παρόντος (Γεγονότα Καταγγελίας – Καταγγελία).

Δανειστής σημαίνει έκαστο Ομολογιούχο, τον Διαχειριστή Πληρωμών και τον Εκπρόσωπο των Ομολογιούχων.

Δείκτης(-ες) ή Χρηματοοικονομικός(-οι) Δείκτης(-ες) έχει το νόημα που του αποδίδεται στον Όρο 14.1(viii) του παρόντος.

Δημόσια Προσφορά σημαίνει τη διάθεση των Ομολογιών μέσω δημόσιας προσφοράς στο επενδυτικό κοινό εντός της Ελληνικής Επικράτειας, που διενεργείται σύμφωνα με τα προβλεπόμενα στο Ενημερωτικό Δελτίο, τις διατάξεις της Απόφασης Η.ΒΙ.Π. και τα οριζόμενα στον Όρο 3 (Διάθεση, Κάλυψη και Έκδοση του Ομολογιακού Δανείου) του παρόντος.

Διαπραγματεύσιμα Αξιόγραφα σημαίνει οποιεσδήποτε κινητές αξίες κατά την έννοια του άρθρου 4 παρ. 44 του ν. 4514/2018 και του άρθρου 1 παρ. 3 του ν. 3371/2005 καθώς και οποιεσδήποτε άλλες παρόμοιες ή συναφείς, κατά έννοια ή αποτέλεσμα, κινητές αξίες ή μέσα χρηματαγοράς, κατά την έννοια του άρθρου 4 παρ. 17 του ν. 4514/2018, που τυχόν εκδώσει ή/και εγγυηθεί η Εκδότρια ή/και Θυγατρική της στην Ελλάδα με την εξαίρεση (α) των Ομολογιών υπό το παρόν Πρόγραμμα και (β) άλλων κινητών αξιών κατά την έννοια του άρθρου 4 παρ. 44 του ν. 4514/2018 και του άρθρου 1 παρ. 3 του ν. 3371/2005 καθώς και οποιωνδήποτε άλλων παρόμοιων ή συναφών, κατά έννοια ή αποτέλεσμα, κινητών αξιών ή μέσων χρηματαγοράς, κατά την έννοια του άρθρου 4 παρ. 17 του ν. 4514/2018, που τυχόν εκδώσει ή/και εγγυηθεί η Εκδότρια ή/και Θυγατρική της, και οι οποίες θα διατεθούν στην Ελλάδα ή και στο εξωτερικό, εφόσον (i) καλύπτονται και διακρατώνται αποκλειστικά από πιστωτικά ιδρύματα και, σωρευτικώς, (ii) δεν εισάγονται προς διαπραγμάτευση σε τόπο διαπραγμάτευσης, κατά την έννοια του άρθρου 4 παρ. 24 του ν. 4514/2018, ή εν γένει σε πολυμερές σύστημα, κατά την έννοια του άρθρου 4 παρ. 19 του ν. 4514/2018.

Διαχειριστής Πληρωμών σημαίνει τον Διαχειριστή Σ.Α.Τ. υπό την ιδιότητά του ως διαχειριστή πληρωμών κατά τα ειδικότερα οριζόμενα στον Όρο 12 (Καταβολές) του παρόντος και σύμφωνα με την Αίτηση Παροχής Υπηρεσιών Διαχείρισης Χρηματικών Διανομών.

Διαχειριστής Σ.Α.Τ. σημαίνει την ανώνυμη εταιρεία με την επωνυμία «ΕΛΛΗΝΙΚΟ ΚΕΝΤΡΙΚΟ ΑΠΟΘΕΤΗΡΙΟ ΤΙΤΛΩΝ Α.Ε.» και το διακριτικό τίτλο «ATHEXCSD», η οποία λειτουργεί ως Κεντρικό Αποθετήριο Τίτλων (Κ.Α.Τ.) σύμφωνα με τον Κανονισμό (ΕΕ) 909/2014 και τον ν. 4569/2018, εδρεύει στην Αθήνα (Λεωφ. Αθηνών αρ. 110 - Τ.Κ. 10442), είναι καταχωρημένη στο Γενικό Εμπορικό Μητρώο με Αρ. Γ.Ε.ΜΗ. 057958104000 και ΑΦΜ 094449050 / Δ.Ο.Υ. ΦΑΕ Αθηνών, και θα τηρεί μέσω του Συστήματος Άυλων Τίτλων το αρχείο των Ομολογιών, θα διενεργεί την πληρωμή τοκομεριδίου και την αποπληρωμή κεφαλαίου των Ομολογιών σύμφωνα με τους κανόνες και τις διαδικασίες της.

Έγγραφα του Ομολογιακού Δανείου σημαίνει το Πρόγραμμα, τις Ομολογίες, τη Σύμβαση Ορισμού Εκπροσώπου Ομολογιούχων, την Αίτηση Παροχής Υπηρεσιών Διαχείρισης Χρηματικών Διανομών, καθώς και οποιοδήποτε άλλο έγγραφο ορισθεί ως τέτοιο από κοινού από τον Εκπρόσωπο των Ομολογιούχων και την Εκδότρια.

Εγγύηση σημαίνει την εγγύηση που παρέχει η Εγγυήτρια, δυνάμει του Όρου 25 του παρόντος.

Εγγυητικές Δηλώσεις σημαίνει τις εγγυητικές δηλώσεις και διαβεβαιώσεις, στις οποίες προβαίνουν η Εκδότρια και η Εγγυήτρια

σύμφωνα με τον Όρο 13 (Εγγυητικές Δηλώσεις και Διαβεβαιώσεις της Εκδότριας και της Εγγυήτριας) του παρόντος.

Εκδότρια σημαίνει τη δημόσια εταιρεία περιορισμένης ευθύνης με την επωνυμία «SAFE BULKERS PARTICIPATIONS PLC.», η οποία έχει συσταθεί και λειτουργεί κατά το Κυπριακό Δίκαιο, με έδρα την Κυπριακή Δημοκρατία, στην οδό Αγίας Φυλάξεως 71 & Αρχ. Μακαρίου III, Safe Bulkers Tower, 3087 Λεμεσός, Κύπρος, είναι εγγεγραμμένη στον Έφορο Εταιριών της Κυπριακής Δημοκρατίας με αριθμό εγγραφής ΗΕ 426311 και έχει αριθμό φορολογικού μητρώου Κύπρου (ΑΦΜ) 10426311Ε και η οποία ισοδυναμεί με ανώνυμη εταιρεία σύμφωνα με το άρθρο 2 παρ. 1 και το Παράρτημα Ι της Οδηγίας (ΕΕ) 2017/1132 «σχετικά με ορισμένες πτυχές του εταιρικού δικαίου».

Εκτιμητής σημαίνει ένας εκ των Arrow Valuations, Fearnleys A/S, Maersk Broker Advisory Services A/S, Clarkson Valuations Limited, Galbraith, Braemar ACM Valuations, SSY Valuation Services Ltd., Poten & Partners και η Allied Shipbroking Inc. (περιλαμβανομένης και οποιασδήποτε θυγατρικής ή άλλης εταιρείας μέλους του ίδιου ομίλου εταιριών που κάνει εκτιμήσεις πλοίων) καθώς και κάθε άλλος εκτιμητής παρόμοιου κύρους και φήμης που τυχόν συμφωνηθεί μελλοντικά από την Εκδότρια και τον Εκπρόσωπο των Ομολογιούχων.

Έλεγχος σημαίνει, σε σχέση με ένα νομικό πρόσωπο, την εξουσία ενός φυσικού ή νομικού προσώπου, δυνάμει είτε της ιδιοκτησίας μετοχών ή άλλων τίτλων συμμετοχής με δικαιώματα ψήφου ή ελέγχου των εν λόγω δικαιωμάτων ψήφου, είτε βάσει σύμβασης, ή συνεννόησης (έγγραφης ή προφορικής, ρητής ή σιωπηρής) είτε δυνάμει σχέσης αντιπροσωπείας ή άλλως (α) να υπαγορεύει(-ουν) τη διαχείριση και πολιτική του νομικού προσώπου ή (β) να διορίζει(-ουν) άμεσα ή έμμεσα την πλειοψηφία των μελών του διοικητικού οργάνου του εν λόγω νομικού προσώπου ή (γ) να ασκεί κυριαρχική επιρροή στο εν λόγω νομικό πρόσωπο.

Ένδικη Διαφορά σημαίνει οποιαδήποτε αγωγή, αίτηση, προσφυγή ή οποιοδήποτε άλλο ένδικο βοήθημα καθώς και ένδικο μέσο (συμπεριλαμβανομένων διαδικασιών αναγκαστικής ή συλλογικής εκτέλεσης), ενώπιον δικαστηρίου ή διαιτητικού δικαστηρίου ή διοικητικής ή εποπτικής ανεξάρτητης αρχής.

Ενημερωτικό Δελτίο σημαίνει το ενημερωτικό δελτίο που δημοσιεύθηκε, σύμφωνα με τις διατάξεις του Κανονισμού (ΕΕ) 2017/1129, των κατ' εξουσιοδότηση Κανονισμών (ΕΕ) 2019/979 και 2019/980 και του ν. 4706/2020, ως ισχύουν, από την Εκδότρια για τη Δημόσια Προσφορά.

Ενοποιημένα Καθαρά προ Φόρων Κέρδη σημαίνει, πάντα βάσει ενοποιημένων χρηματοοικονομικών καταστάσεων της Εγγυήτριας, το ποσό σε Δολάρια ΗΠΑ των ενοποιημένων καθαρών προ φόρων κερδών σε σχέση

. Κουτσούκου, Δ.Ν.
- Α.Μ. Δ.Σ.Α. 32374
α 9, 115 24 Αθήνα
34187 - ΔΟΥ: Ψυχικού
outsoukou@gmail.com
ωνο: 698 9700864

με το δωδεκαμήνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς, σε κάθε περίπτωση, όπως αποδεικνύονται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω χρονική περίοδο.

Εξαμηνιαίες Οικονομικές Καταστάσεις σημαίνει τις συνοπτικές ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας, οι οποίες καταρτίζονται σύμφωνα με τις Γενικά Αποδεκτές Λογιστικές Αρχές των Ηνωμένων Πολιτειών της Αμερικής και τις επισκοπημένες συνοπτικές ενοποιημένες οικονομικές καταστάσεις της Εκδότριας, οι οποίες καταρτίζονται σύμφωνα με Διεθνή Πρότυπα Χρηματοοικονομικής Αναφοράς όπως αυτά έχουν υιοθετηθεί από την Ευρωπαϊκή Ένωση, για κάθε Οικονομικό Εξάμηνο, οι οποίες υποβάλλονται στον Εκπρόσωπο των Ομολογιούχων σύμφωνα με τον με τον Όρο 14.2 του παρόντος.

Εξασφαλιστικό Δικαίωμα σημαίνει οποιοδήποτε δικαίωμα έχει ως αποτέλεσμα τη σύσταση εμπράγματου βάρους ή τη χορήγηση ισοδυνάμου προνομίου, με τη μορφή υποθήκης, προσημείωσης υποθήκης, κατά την έννοια του άρθρου 1274 ΑΚ, ενεχύρου, πλασματικού ενεχύρου του ν. 2844/2000, κυμαινόμενης ασφαλείας του ν. 2844/2000, χρηματοοικονομικής ασφάλειας κατά την έννοια του ν. 3301/2004, ως ισχύει, εξασφαλιστικής εκχώρησης ή άλλου ισοδύναμου με τα ανωτέρω δικαιώματος, ή παρόμοιας ή ανάλογης συμφωνίας σε οποιαδήποτε αλλοδαπή δικαιοδοσία προς εξασφάλιση απαίτησης, καθώς και οιαδήποτε άλλη σύμβαση ή συμφωνία η οποία έχει κατ' ουσίαν το ίδιο αποτέλεσμα (καταπιστευτική/εξασφαλιστική μεταβίβαση), ρητώς εξαιρουμένων σε κάθε περίπτωση (i) της παροχής μη εμπράγματης εξασφάλισης με τη μορφή εγγύησης κατά την έννοια των άρθρων 847 επ. ΑΚ ή ισοδύναμων διατάξεων αλλοδαπού δικαίου ή αυτοτελούς εγγύησης ή μη εμπράγματης εγγυοδοσίας σύμφωνα με το ελληνικό δίκαιο ή ισοδύναμες διατάξεις αλλοδαπού δικαίου και (ii) δικαιώματος ενεχύρου επί λογαριασμού ή εκχώρησης απαιτήσεων που απορρέουν από αυτόν σύμφωνα με το ελληνικό δίκαιο ή ισοδύναμες διατάξεις αλλοδαπού δικαίου.

Έξοδα σημαίνει οποιεσδήποτε δαπάνες και έξοδα επιρρίπτονται στην Εκδότρια και οφείλονται από αυτήν σύμφωνα με τον Όρο 19 (Εξοδα) του παρόντος.

Επέλευση Γεγονότος Μεταβολής Ελέγχου σημαίνει οποιοδήποτε εκ των εξής:

(α) την απώλεια του Ελέγχου της Εγγυήτριας επί της Εκδότριας, ή

(β) την απώλεια του Ελέγχου των Μελών της Οικογένειας Χατζηωάννου επί της Εγγυήτριας, ή

(γ) την άμεση ή έμμεση κατοχή ποσοστού χαμηλότερου του τριάντα τοις εκατό (30%) του μετοχικού κεφαλαίου της Εγγυήτριας από τα Μέλη της Οικογένειας Χατζηωάννου, η οποία συνεπάγεται την

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απώλεια του Ελέγχου των Μελών της Οικογένειας Χατζηωάννου επί της Εγγυήτριας,

εκτός αν σε κάθε περίπτωση η απώλεια Ελέγχου αποκατασταθεί εντός έξι (6) μηνών από την επέλευσή της.

Προς αποφυγή οποιασδήποτε αμφιβολίας, το ποσοστό που ορίζεται στο εδάφιο (γ) θα υπολογίζεται, σε οποιαδήποτε χρονική στιγμή έως και την λήξη του Προγράμματος, ως το άθροισμα όλων των άμεσων και έμμεσων συμμετοχών καθενός εκ των Μελών της Οικογένειας Χατζηωάννου.

Επιστολή Καταγγελίας σημαίνει την επιστολή, η οποία επιδίδεται με δικαστικό επιμελητή στην Εκδότρια και στην Εγγυήτρια από τον Εκπρόσωπο των Ομολογιούχων (ο οποίος ενεργεί σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας - Καταγγελία) του παρόντος), κατόπιν επέλευσης Γεγονότος Καταγγελίας που συνεχίζει να υφίσταται, με την οποία κηρύσσεται μέρος ή και το σύνολο των υποχρεώσεων εκ των Εγγράφων του Ομολογιακού Δανείου ληξιπρόθεσμο και άμεσα απαιτητό.

Επιτόκιο σημαίνει το εφαρμοστέο καθ' όλη τη διάρκεια του Ομολογιακού Δανείου σταθερό ετήσιο ποσοστό επιτοκίου, το οποίο θα ανακοινωθεί από την Εκδότρια κατόπιν διενέργειας Ηλεκτρονικού Βιβλίου Προσφορών με ανακοίνωση στο Ημερήσιο Δελτίο Τιμών του Χ.Α. το αργότερο την επόμενη Εργάσιμη Ημέρα μετά τη λήξη της περιόδου της Δημόσιας Προσφοράς, σύμφωνα με τα οριζόμενα στο Ενημερωτικό Δελτίο, και όπως αυτό θα προσδιοριστεί βάσει της τελικής απόδοσης.

Επιτόκιο Υπερημερίας σημαίνει το επιτόκιο υπερημερίας το οποίο ισούται με το Επιτόκιο προσαυξανόμενο κατά δύο τοις εκατό (2%) ετησίως.

Εργάσιμη Ημέρα σημαίνει κάθε ημέρα (εκτός Σαββάτου και Κυριακής) κατά την οποία οι τράπεζες είναι ανοιχτές για τραπεζικές συναλλαγές στην Αθήνα και η οποία είναι Ημέρα TARGET και λειτουργεί η ΕΤ.ΕΚ.

ΕΤ.ΕΚ. σημαίνει την ανώνυμη εταιρεία με την επωνυμία «Εταιρεία Εκκαθάρισης Συναλλαγών Χρηματιστηρίου Αθηνών Ανώνυμη Εταιρεία» και τον διακριτικό τίτλο «ATHEXClear», είναι καταχωρημένη στο Γενικό Εμπορικό Μητρώο με Αρ. Γ.Ε.ΜΗ. 6410501000 (πρώην Αρ. Μ.Α.Ε. 58973/01/Β/05/309), η οποία διενεργεί την εκκαθάριση των συναλλαγών στο Χ.Α.

Ετήσιες Οικονομικές Καταστάσεις σημαίνει τις ελεγμένες ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας, οι οποίες καταρτίζονται σύμφωνα με τις Γενικά Αποδεκτές Λογιστικές Αρχές των Ηνωμένων Πολιτειών της Αμερικής και τις ελεγμένες ενοποιημένες οικονομικές καταστάσεις της Εκδότριας, οι οποίες καταρτίζονται σύμφωνα με Διεθνή Πρότυπα Χρηματοοικονομικής Αναφοράς όπως αυτά έχουν υιοθετηθεί από την Ευρωπαϊκή Ένωση, για ένα Οικονομικό Έτος, οι οποίες υποβάλλονται

Ι. Κουτσούκου, Δ.Ν.
;- Α.Μ. Δ.Σ.Α. 32374
α 9, 115 24 Αθήνα
34187 - ΔΟΥ: Ψυχικού
outsoukou@gmail.com
ωνο: 698 9700864

στον Εκπρόσωπο των Ομολογιούχων σύμφωνα με τον Όρο 14.2 του παρόντος.

ΕΧΑΕ σημαίνει την εταιρεία με την επωνυμία «Ελληνικά Χρηματιστήρια – Χρηματιστήριο Αθηνών Ανώνυμη Εταιρεία Συμμετοχών», που εδρεύει στην Αθήνα, επί της Λεωφόρου Αθηνών αριθ. 110, και οποιαδήποτε θυγατρική εταιρεία αυτής, καθώς και κάθε υπηρεσία αυτής που αφορά ή συνδέεται με την εισαγωγή, διαπραγμάτευση και εκκαθάριση των Ομολογιών στο Χ.Α., την τήρηση του αρχείου των Ομολογιών, την πληρωμή τοκομεριδίου και την αποπληρωμή κεφαλαίου των Ομολογιών, καθώς και κάθε συναφές θέμα, σύμφωνα με την εφαρμοστέα νομοθεσία και την εκάστοτε ισχύουσα διαδικασία και τους Κανονισμούς του Χρηματιστηρίου Αθηνών.

Η.ΒΙ.Π. σημαίνει το Ηλεκτρονικό Βιβλίο Προσφορών.

Ημέρα TARGET σημαίνει κάθε ημέρα, κατά την οποία διενεργούνται συναλλαγές στο Διευρωπαϊκό Σύστημα Αυτόματων Πληρωμών σε Πραγματικό Χρόνο (Trans-European Automated Real-Time Gross Settlement Express Transfer Payment System TARGET 2).

Ημερομηνία Αναφοράς σημαίνει την 30η Ιουνίου και την 31η Δεκεμβρίου εκάστου Οικονομικού Έτους της Εγγυήτριας.

Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου σημαίνει την αντίστοιχη, μετά την πάροδο πέντε (5) ετών από την Ημερομηνία Έκδοσης, ημερομηνία, κατά την οποία η Εκδότρια υποχρεούται να αποπληρώσει ολοσχερώς, το κεφάλαιο του Ομολογιακού Δανείου, μετά των δεδουλευμένων τόκων και τυχόν καταβλητέων κατά τις Ομολογίες και το παρόν Πρόγραμμα ποσών Εξόδων και Φόρων.

Ημερομηνία Έκδοσης σημαίνει την ημερομηνία μετά τη λήξη της Δημόσιας Προσφοράς μέσω της Υπηρεσίας Η.ΒΙ.Π., κατά την οποία θα έχουν λάβει χώρα σωρευτικά τα ακόλουθα: (1) η Εκδότρια θα έχει εκδώσει, εφάπαξ, το σύνολο των Ομολογιών, (2) κάθε Υπόχρεος Κάλυψης θα έχει καλύψει πλήρως, καταβάλλοντας ταυτόχρονα το προβλεπόμενο χρηματικό αντίτιμο, τις Ομολογίες που δικαιούται να λάβει, σύμφωνα με τους όρους του παρόντος Προγράμματος αναφορικά με την κατανομή των προς διάθεση Ομολογιών, και (3) οι Ομολογίες θα έχουν πιστωθεί στις Μερίδες και στους Λογαριασμούς Αξιογράφων που αναγράφονται στην Αίτηση Κάλυψης.

Ημερομηνία Καταγγελίας σημαίνει την ημερομηνία, η οποία ορίζεται από τον Εκπρόσωπο των Ομολογιούχων (ο οποίος ενεργεί σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας - Καταγγελία) του παρόντος) στην Επιστολή Καταγγελίας, ως ημερομηνία καταβολής από την Εκδότρια του Ποσού Καταγγελίας και η οποία δεν μπορεί να είναι νωρίτερα από δέκα (10) Εργάσιμες Ημέρες από την ημερομηνία της Επιστολής Καταγγελίας.

Ημερομηνία Πληρωμής σημαίνει οποιαδήποτε ημερομηνία, κατά την οποία η Εκδότρια υποχρεούται να προβεί σε οποιαδήποτε πληρωμή προς Δανειστή, σύμφωνα με τους όρους των Εγγράφων του Ομολογιακού Δανείου.

Ημερομηνία Προσδιορισμού Δικαιούχου/-ων (record date):

(α) τόκου ή/και κεφαλαίου, σημαίνει, με την επιφύλαξη εφαρμογής των Κανονισμών του Χρηματιστηρίου, την προηγούμενη Εργάσιμη Ημέρα της Ημερομηνίας Πληρωμής, κατά την οποία οι εγγεγραμμένοι στα αρχεία του Σ.Α.Τ. καθίστανται δικαιούχοι του σχετικού δικαιώματος αναφορικά με το Ομολογιακό Δάνειο και τις Ομολογίες, και

(β) ψήφου, αναφορικά με τη συμμετοχή στη Συνέλευση σημαίνει την πέμπτη (5η) Εργάσιμη Ημέρα πριν από την ημερομηνία οποιασδήποτε Συνέλευσης των Ομολογιούχων, περιλαμβανομένων των εξ αναβολής και επαναληπτικών συνεδριάσεων, κατά την οποία οι εγγεγραμμένοι στα αρχεία του Σ.Α.Τ. εμφανίζονται ως Ομολογιούχοι. Η ιδιότητα του Ομολογιούχου πιστοποιείται ηλεκτρονικά από τον Διαχειριστή Σ.Α.Τ., με απευθείας ηλεκτρονική σύνδεση της Εκδότριας με τα αρχεία του Σ.Α.Τ., χωρίς να απαιτείται οι Ομολογιούχοι να προσκομίσουν οποιαδήποτε βεβαίωση. Ο διορισμός ή η ανάκληση αντιπροσώπου οποιουδήποτε Ομολογιούχου δεν θα λαμβάνεται υπόψη, αν δεν περιέλθει στην Εκδότρια το αργότερο την τρίτη (3η) Εργάσιμη Ημέρα πριν από τη συνεδρίαση της Συνέλευσης των Ομολογιούχων.

Θυγατρική σημαίνει κάθε νομικό πρόσωπο το οποίο τελεί σε σχέση μητρικής – θυγατρικής με την Εκδότρια ή την Εγγυήτρια ως μητρική αυτής, σύμφωνα με τους εφαρμοστέους λογιστικούς κανόνες που διέπουν αντίστοιχα την Εκδότρια ή την Εγγυήτρια.

Κανονισμοί Χρηματιστηρίου σημαίνει τον Κανονισμό Λειτουργίας Χ.Α., τον Κανονισμό Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων, τον Κανονισμό Εκκαθάρισης Συναλλαγών, την Απόφαση Η.Β.Ι.Π. και κάθε άλλο κανονισμό και διαδικασία της ΕΧΑΕ, χωρίς περαιτέρω διάκριση.

Κανονισμός Εκκαθάρισης Συναλλαγών σημαίνει τον «Κανονισμό Εκκαθάρισης Συναλλαγών Επί Κινητών Αξιών Σε Λογιστική Μορφή» της ΕΤ.ΕΚ., ο οποίος έχει εκδοθεί σύμφωνα με το άρθρο 73 του ν. 3606/2007, την υπ' αριθ. 103/28.7.2014 απόφαση του διοικητικού συμβουλίου της ΕΤ.ΕΚ. και την εγκριτική απόφαση 1/704/22-01-2015 της Επιτροπής Κεφαλαιαγοράς, όπως έχει τροποποιηθεί και ισχύει.

Κανονισμός Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων σημαίνει τον «Κανονισμό Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων», που εκδόθηκε σύμφωνα με το άρθρο 3 του ν. 4569/2018 (ΦΕΚ

ουτσούκου, Δ.Ν.
.Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
87 - ΔΟΥ: Ψυχικού
soukou@gmail.com
: 698 9700864

Α/179/11.10.2018), την από 22.02.2021 απόφαση του Διοικητικού Συμβουλίου της ΕΛ.Κ.Α.Τ. και την υπ' αριθμ. 6/904/26.2.2021 εγκριτική απόφαση της Επιτροπής Κεφαλαιαγοράς (ΦΕΚ Β/1007/16.03.2021), όπως ισχύει.

Κανονισμός Λειτουργίας Χ.Α. σημαίνει τους κανόνες λειτουργίας της Ρυθμιζόμενης Αγοράς του Χ.Α., που καταρτίστηκαν από το Χ.Α., σύμφωνα με το άρθρο 43 του ν. 3606/2007 και που έχουν εγκριθεί από το Διοικητικό Συμβούλιο του Χ.Α. και αναρτώνται στην ιστοσελίδα του Χ.Α., ως κάθε φορά ισχύουν.

Καταβολή προς Μετόχους έχει το νόημα που του αποδίδεται στον Όρο 14.1(ix) του παρόντος.

Ληξιπρόθεσμο Ποσό σημαίνει οποιοδήποτε ποσό οφείλεται από την Εκδότρια σε σχέση με τις Ομολογίες ή οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου και το οποίο δεν καταβλήθηκε κατά τη συμφωνηθείσα ημερομηνία (δήλη ημέρα).

Λογαριασμός Αξιογράφων Ιδίου/Πελάτη/Πελατείας σημαίνει κάθε λογαριασμό που ανοίγεται και τηρείται από Συμμετέχοντα για Ομολογιούχο, αναφορικά με μία ή περισσότερες Ομολογίες σύμφωνα με τους αντίστοιχους ορισμούς στην ενότητα Ι, μέρος 1 του Κανονισμού Λειτουργίας ΕΛ.Κ.Α.Τ.

Λογαριασμός Διαχειριστή Σ.Α.Τ. σημαίνει τον λογαριασμό που τηρεί ο Διαχειριστής Σ.Α.Τ. στο TARGET 2 και στον οποίο θα πιστώνονται δια του Εκπροσώπου των Ομολογιούχων από τον Λογαριασμό του Ομολογιακού Δανείου ή απευθείας από την Εκδότρια ή την Εγγυήτρια τα ποσά που προορίζονται για την εξόφληση υποχρεώσεων της Εκδότριας από το Ομολογιακό Δάνειο.

Λογαριασμός του Ομολογιακού Δανείου σημαίνει τον ειδικό έντοκο λογαριασμό που τηρείται στον Εκπρόσωπο των Ομολογιούχων σύμφωνα με το άρθρο 65 παρ. 4 του Νόμου, και στον οποίο τα ποσά που κατατίθενται από την Εκδότρια ή/και την Εγγυήτρια θα προορίζονται για την εξόφληση των υποχρεώσεων της Εκδότριας από το Ομολογιακό Δάνειο και θα πιστώνονται από τον Εκπρόσωπο στον Λογαριασμό Διαχειριστή Σ.Α.Τ.

Λογαριασμός Χρηματικού Διακανονισμού έχει την έννοια που αποδίδεται στον όρο αυτό στην ενότητα Ι, μέρος 1 του Κανονισμού Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων.

Μέλος Η.ΒΙ.Π. σημαίνει το μέλος της Αγοράς Αξιών του Χ.Α., που δηλώνει συμμετοχή ως Μέλος Η.ΒΙ.Π. στο παρόν Πρόγραμμα σύμφωνα με την Απόφαση Η.ΒΙ.Π.

Μέλη Οικογένειας Χατζηωάννου, για τους σκοπούς του παρόντος Προγράμματος, είναι έκαστος εκ των ακολούθων:

(α) Πόλυς Χατζηωάννου και

(β) έκαστο τέκνο του αποθανόντος κ. Βάσου Χατζηωάννου και

(γ) η χήρα του αποθανόντος κ. Βάσου Χατζηωάννου και

(δ) έκαστος/η σε ευθεία γραμμή κατιών/ούσα εκάστου εκ των ανωτέρω προσώπων υπό (α) έως και (γ), και

(ε) έκαστος/η σύζυγος, οποιουδήποτε εκ των ανωτέρω προσώπων υπό (α) έως και (δ), και

(στ) οι ομάδες περιουσίας, τα καταπιστεύματα (trusts) και τα ιδρύματα, τα οποία: i) είτε ελέγχονται από οποιοδήποτε εκ των ανωτέρω προσώπων υπό (α) έως και (ε), ii) είτε έχουν ως δικαιούχο οποιοδήποτε εκ των ανωτέρω προσώπων υπό (α) έως και (ε), καθώς και οι νόμιμοι αντιπρόσωποι οποιωνδήποτε εκ των ανωτέρω προσώπων υπό (α) έως και (ε), και

(ζ) οποιοδήποτε νομικό πρόσωπο το οποίο, κατά περίπτωση, είτε ανήκει είτε τελεί υπό τον Έλεγχο ενός ή περισσοτέρων εκ των ανωτέρω προσώπων υπό (α) έως και (στ).

Μερίδα έχει την έννοια που αποδίδεται στον όρο αυτό στην ενότητα I, μέρος 1 του Κανονισμού Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων.

Μέρος έχει το νόημα που το αποδίδεται στον Όρο 17.35 του παρόντος.

Μη Ψηφίζων Ομολογιούχος σημαίνει: α) τον Ομολογιούχο ο οποίος κατά τη σχετική χρονική στιγμή δεν δικαιούται να ψηφίσει στη Συνέλευση, λόγω σύγκρουσης συμφερόντων σύμφωνα με τις διατάξεις του Νόμου, β) την Εκδότρια, την Εγγυήτρια και οποιαδήποτε Θυγατρική τους, εφόσον κατέχουν μία ή περισσότερες Ομολογίες, και γ) τον Ομολογιούχο που συμμετέχει, είτε άμεσα είτε έμμεσα, στο μετοχικό κεφάλαιο της Εκδότριας ή της Εγγυήτριας με ποσοστό τουλάχιστον είκοσι πέντε τοις εκατό (25%). Προς αποφυγή αμφιβολιών διευκρινίζεται ρητά ότι το ως άνω υπό γ) ποσοστό θα υπολογίζεται ατομικά ανά ομολογιούχο.

Νόμος έχει το νόημα που του αποδίδεται στο σημείο II του Προοιμίου του παρόντος Προγράμματος.

Οικονομικές Καταστάσεις σημαίνει τις Ετήσιες Οικονομικές Καταστάσεις και τις Εξαμηνιαίες Οικονομικές Καταστάσεις της Εγγυήτριας.

Οικονομικό Εξάμηνο σημαίνει κάθε περίοδο έξι (6) μηνών, η οποία λήγει στις 30 Ιουνίου κάθε έτους.

Οικονομικό Έτος σημαίνει κάθε περίοδο δώδεκα (12) μηνών, η οποία άρχεται την 1η Ιανουαρίου και λήγει την 31η Δεκεμβρίου κάθε έτους.

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
, 115 24 Αθήνα
187 - ΔΟΥ: Ψυχικού
soukou@gmail.com
ο: 698 9700864

Ομολογιακό Δάνειο έχει το νόημα που του αποδίδεται στο σημείο Ι του Προοιμίου του παρόντος Προγράμματος.

Ομολογίες έχει το νόημα που του αποδίδεται στο σημείο Ι του Προοιμίου του παρόντος Προγράμματος.

Ομολογιούχος σημαίνει κάθε πρόσωπο που κατέχει Ομολογίες και βεβαιώνεται, κατά τη διάρκεια του Ομολογιακού Δανείου, ως δικαιούχος των Ομολογιών βάσει εκδιδόμενης από τον Διαχειριστή Σ.Α.Τ. βεβαίωσης/κατάστασης, εφόσον ο Διαχειριστής Σ.Α.Τ. παρέχει υπηρεσίες μητρώου, ή μέσω των Συμμετεχόντων και Εγγεγραμμένων Διαμεσολαβητών στο κεντρικό αποθετήριο τίτλων σε κάθε άλλη περίπτωση (άρθρο 60 παρ. 4 του Νόμου).

Ονομαστική Αξία σημαίνει, αναφορικά με μία Ομολογία, το εκάστοτε ονομαστικό κεφάλαιο της Ομολογίας αυτής, αρχικώς, κατά την Ημερομηνία Έκδοσης, Ευρώ Χίλια (€1.000).

Ουσιώδης Δυσμενής Μεταβολή σημαίνει κάθε γεγονός ή περίσταση, η οποία έχει ως αποτέλεσμα την επέλευση ουσιώδους δυσμενούς μεταβολής αναφορικά με την ικανότητα της Εγγυήτριας και/ή της Εκδότριας να εκπληρώνουν τις υποχρεώσεις τους που απορρέουν από τα Έγγραφα του Ομολογιακού Δανείου. Ρητά συμφωνείται εν προκειμένω ότι ως προς την Εκδότρια δεν θα υφίσταται ουσιώδης δυσμενής μεταβολή αναφορικά με την ικανότητά της να εκπληρώνει τις οικονομικές υποχρεώσεις της που απορρέουν από τα Έγγραφα του Ομολογιακού Δανείου, εφόσον και για όσο διάστημα η Εγγυήτρια εκπληρώνει την υποχρέωσή της με βάση τον Όρο 14.1(xiv) του παρόντος.

Παρακράτηση Φόρου σημαίνει την εκάστοτε μείωση ποσού καταβλητέου προς κάθε δικαιούχο, σύμφωνα με τους όρους Εγγράφου του Ομολογιακού Δανείου, λόγω της επιβολής Φόρου, συμπεριλαμβανομένης της επιβολής παρακράτησης επί των καταβολών τόκων εκ των Ομολογιών, έναντι φορολογικής υποχρέωσης του δικαιούχου επί του καταβλητέου ποσού, σε ποσοστό οριζόμενο κατά την εκάστοτε ισχύουσα νομοθεσία.

Περίοδος Εκτοκισμού σημαίνει κάθε εξάμηνη περίοδο, η οποία ορίζεται ως τέτοια σύμφωνα με τον Όρο 8 (Περίοδοι Εκτοκισμού) του παρόντος και αναφορικά με την οποία υπολογίζεται ο τόκος επί εκάστης Ομολογίας ή ενός Ληξιπρόθεσμου Ποσού.

Περίοδος Κάλυψης σημαίνει τη χρονική περίοδο τριών (3) Εργάσιμων Ημερών από την ημερομηνία που θα ορίσει το Διοικητικό Συμβούλιο της Εκδότριας ή τα εξουσιοδοτημένα προς τούτο πρόσωπα σύμφωνα με την Απόφαση ΔΣ, κατά τη διάρκεια της οποίας:

(α) θα διεξαχθεί η κάλυψη του Ομολογιακού Δανείου με Δημόσια Προσφορά μέσω της Υπηρεσίας Η.ΒΙ.Π.,

Γεωργία Ν. Κου
Δικηγόρος - Α.Μ.
Μενάγια 9, 11
ΑΦΜ: 125134187
Email: ggkoutsou
Τηλέφωνο: 6

(β) οι Υπόχρεοι Κάλυψης θα υποβάλουν Αιτήσεις Κάλυψης, και

(γ) μετά τη λήξη της οποίας, η Εκδότρια θα εκδώσει, εφάπαξ, τις Ομολογίες.

Πιστοποιητικό Συμμόρφωσης σημαίνει το πιστοποιητικό σύμφωνα με το υπόδειγμα που παρατίθεται στο Παράρτημα Α (Πιστοποιητικό Συμμόρφωσης), υπογεγραμμένο από την Εκδότρια και την Εγγυήτρια, και το οποίο θα περιλαμβάνει τον υπολογισμό των Δεικτών του Όρου 14.1(viii) και συνημμένη σε αυτό σχετική έκθεση ευρημάτων επί τη βάσει «προσυμφωνημένων διαδικασιών» («agreed-upon procedures») σύμφωνα με το Διεθνές Πρότυπο Συναφών Υπηρεσιών 4400 «Αναθέσεις Εκτέλεσης Προσυμφωνημένων Διαδικασιών Συναφών με Χρηματοοικονομική Πληροφόρηση», όπως ισχύει, υπογεγραμμένη από την ελεγκτική εταιρεία «DELOITTE ΑΝΩΝΥΜΗ ΕΤΑΙΡΙΑ ΟΡΚΩΤΩΝ ΕΛΕΓΚΤΩΝ ΛΟΓΙΣΤΩΝ», που εδρεύει στο δήμο Αμαρουσίου, στην οδό Φραγκοκλησσιάς 3Α (Τ.Κ. 151 25) ή οποιαδήποτε άλλη ελεγκτική εταιρεία στην οποία έχει ανατεθεί ο τακτικός οικονομικός έλεγχος της Εγγυήτριας.

Πλειοψηφία Ομολογιούχων σημαίνει, αναφορικά με την εκάστοτε Συνέλευση των Ομολογιούχων, Ομολογιούχους που κατέχουν σε αυτή τη Συνέλευση Ομολογίες των οποίων η συνολική ανεξόφλητη Ονομαστική Αξία αντιπροσωπεύει ποσοστό άνω του πενήντα τοις εκατό (50%) της συνολικής ανεξόφλητης Ονομαστικής Αξίας όλων των Ομολογιών των εκπροσωπούμενων κατά τη Συνέλευση (μετά την αφαίρεση της συνολικής ανεξόφλητης Ονομαστική Αξίας των Ομολογιών των εκπροσωπούμενων κατά τη Συνέλευση που τυχόν κατέχονται από Μη Ψηφίζοντες Ομολογιούχους), υπό την προϋπόθεση τήρησης των ποσοστών απαρτίας του Όρου 18.4 του παρόντος.

Ποσό Καταγγελίας σημαίνει το ποσό το οποίο ορίζεται στην Επιστολή Καταγγελίας ως ληξιπρόθεσμο και άμεσα απαιτητό από την Εκδότρια, όπως προσδιορίζεται από τον Εκπρόσωπο των Ομολογιούχων (ο οποίος ενεργεί σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας - Καταγγελία) του παρόντος.

Πρόγραμμα σημαίνει το παρόν πρόγραμμα έκδοσης Ομολογιακού Δανείου, το οποίο περιλαμβάνει, κατά την έννοια του άρθρου 60 παρ. 3 του Νόμου, τους όρους του Ομολογιακού Δανείου και δεσμεύει κάθε Ομολογιούχο και κάθε καθολικό ή ειδικό διάδοχό του καθώς και κάθε τρίτο που έλκει δικαιώματα από τα ανωτέρω πρόσωπα.

Ρυθμιζόμενη Αγορά του Χ.Α. σημαίνει την Αγορά Αξιών του Χ.Α., ως και κάθε ρυθμιζόμενη αγορά του άρθρου 4 παρ. 21 του ν. 4514/2018 της οποίας διαχειριστής αγοράς είναι το Χ.Α. και για την οποία διενεργεί την εκκαθάριση η ΕΤ.ΕΚ. με αντικείμενο διαπραγμάτευσης κινητές αξίες, ως αυτές ορίζονται στο ν. 4514/2018.

σούκου, Δ.Ν.
Δ.Σ.Α. 32374
24 Αθήνα
ΔΟΥ: Ψυχικού
ou@gmail.com
8 9700864

Σύμβαση Ορισμού Εκπροσώπου Ομολογιούχων σημαίνει τη σύμβαση μεταξύ της Εκδότριας και του Εκπροσώπου των Ομολογιούχων, δυνάμει της οποίας ορίσθηκε ο Εκπρόσωπος των Ομολογιούχων, σύμφωνα με τα οριζόμενα στον Όρο 17 (Εκπρόσωπος Ομολογιούχων) του παρόντος.

Συμμετέχων έχει την έννοια που του αποδίδεται στην ενότητα Ι, μέρος 1 του Κανονισμού Λειτουργίας ΕΛ.Κ.Α.Τ.

Συνδεδεμένο Μέρος σημαίνει κάθε φυσικό ή νομικό πρόσωπο το οποίο, κατά τους σχετικούς λογιστικούς κανόνες που διέπουν την Εκδότρια ή την Εγγυήτρια, αποτελεί συνδεδεμένο μέρος με τις τελευταίες.

Συνέλευση ή Συνέλευση των Ομολογιούχων έχει το νόημα που του αποδίδεται στον Όρο 18.3 του παρόντος.

Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού έχει το νόημα που του αποδίδεται στον Όρο 14.4(xiv) του παρόντος.

Σύνολο Καθαρής Αξίας Αναπροσαρμοσμένων Ιδίων Κεφαλαίων σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το ποσό κατά το οποίο το Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού υπερβαίνει το Σύνολο Υποχρεώσεων, σε κάθε περίπτωση κατά την εν λόγω Ημερομηνία Αναφοράς.

Συντονιστής Κύριος Ανάδοχος σημαίνει το πιστωτικό ίδρυμα με την επωνυμία «ΤΡΑΠΕΖΑ ΠΕΙΡΑΙΩΣ ΑΝΩΝΥΜΟΣ ΕΤΑΙΡΕΙΑ», το οποίο εδρεύει στην Αθήνα (Αμερικής αρ. 4) και έχει καταχωρηθεί στο Γ.Ε.ΜΗ. με αριθμό 157660660000, και τα οποία έχουν ορισθεί από την Εκδότρια ως συντονιστής και κύριος ανάδοχος της έκδοσης του Ομολογιακού Δανείου.

Σύστημα Άυλων Τίτλων ή Σ.Α.Τ. έχει την έννοια που του αποδίδεται στην ενότητα Ι, μέρος 1 του Κανονισμού Λειτουργίας Ελληνικού Κεντρικού Αποθετηρίου Τίτλων.

Τιμή Διάθεσης σημαίνει την τιμή διάθεσης των Ομολογιών, η οποία ισούται με €1.000 ανά Ομολογία.

Υπηρεσία Η.ΒΙ.Π. σημαίνει την υπηρεσία κατάρτισης ηλεκτρονικού βιβλίου προσφορών, που παρέχεται από το Χ.Α., κατά τα οριζόμενα στην Απόφαση Η.ΒΙ.Π..

Υπό Εξαγορά Πλοία σημαίνει τα υπό εξαγορά πλοία Koulitsa 2, Paraskevi 2, Venus Harmony, Troodos Air που θα αποκτηθούν από την Εκδότρια μέσω εξ ολοκλήρου 100% Θυγατρικών της.

Υπόχρεος Κάλυψης σημαίνει κάθε πρόσωπο που υπέβαλε προσηκόντως Αίτηση Κάλυψης και στο οποίο κατανεμήθηκαν Ομολογίες σύμφωνα με τα προβλεπόμενα στο παρόν Πρόγραμμα και το οποίο δεσμεύεται, μεταξύ άλλων, να καλύψει πρωτογενώς μέρος του Ομολογιακού Δανείου μέσω της Δημόσιας Προσφοράς.

Υποχρεώσεις έχει το νόημα που του αποδίδεται στον Όρο 14.1 του παρόντος.

Φόροι σημαίνει όλους τους υφιστάμενους και μελλοντικούς, άμεσους ή έμμεσους φόρους, επιβαρύνσεις, εισφορές, τέλη χαρτοσήμου ή τέλη υπέρ δημόσιας αρχής και τρίτων και έξοδα οποιασδήποτε μορφής (συμπεριλαμβανομένου ενδεικτικώς οποιουδήποτε φόρου προστιθέμενης αξίας ή άλλης εισφοράς καταβλητέας ή παρακρατούμενης σύμφωνα με το ν. 128/75 ή οποιονδήποτε άλλο νόμο και κανονιστική πράξη στην Ελλάδα, την Κύπρο ή με βάση το δίκαιο της εκάστοτε έδρας της Εκδότριας) και οποιονδήποτε τόκο, πρόστιμα, προσαυξήσεις, ποινικές ρήτρες ή επιπρόσθετες χρεώσεις καταβλητέες σε σχέση με τη μη πληρωμή ή την καθυστέρηση πληρωμής αυτών από την Εκδότρια ή την Εγγυήτρια κατόπιν επιβολής τους από οποιαδήποτε φορολογική ή άλλη δημόσια αρχή που σχετίζονται με την έκδοση του Ομολογιακού Δανείου, το Πρόγραμμα και τις Ομολογίες, με την εξαίρεση: (i) του φόρου εισοδήματος των Ομολογιούχων και της σχετικής Παρακράτησής Φόρου, (ii) των άλλων φόρων, εισφορών (τακτικών ή εκτάκτων) και εν γένει επιβαρύνσεων κάθε είδους που υπολογίζονται, επιβάλλονται ή συνεισπράττονται με βάση το εισόδημα ή κέρδος ή τον φόρο επί του εισοδήματος των Ομολογιούχων, όπως ενδεικτικά, και όχι περιοριστικά, η ειδική εισφορά αλληλεγγύης για Ομολογιούχους που είναι φυσικά πρόσωπα, και (iii) των τυχόν επιβαλλόμενων οιωνδήποτε φόρων μεταβίβασης ή υπεραξίας εισοδήματος λόγω μεταβίβασης ή/και της κατ' άλλο τρόπο διάθεσης των Ομολογιών, και οι όροι Φόρος και Φορολογία θα ερμηνεύονται αντιστοίχως.

Χρέος σημαίνει κάθε ποσό που, κατά τα προβλεπόμενα στα Έγγραφα του Ομολογιακού Δανείου, εκάστοτε οφείλεται ή πρέπει να καταβληθεί από την Εκδότρια στον Εκπρόσωπο των Ομολογιούχων ή/και στους Ομολογιούχους, όπως ενδεικτικά, κάθε οφειλόμενο ποσό κεφαλαίου και τόκων (ενδεικτικά συμβατικών ή/και υπερημερίας), τυχόν αμοιβές, έξοδα και Φόρους σε σχέση με τις Ομολογίες, περιλαμβανομένης της αμοιβής του Εκπροσώπου των Ομολογιούχων σύμφωνα με τη Σύμβαση Ορισμού Εκπροσώπου Ομολογιούχων, ή οπωσδήποτε άλλως προκύπτει και οφείλεται από την Εκδότρια σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου.

Χρηματιστήριο Αθηνών ή Χ.Α. σημαίνει την ανώνυμη εταιρεία με την επωνυμία «Ελληνικά Χρηματιστήρια - Χρηματιστήριο Αθηνών Ανώνυμη Εταιρεία Συμμετοχών», που λειτουργεί ως διαχειριστής της Ρυθμιζόμενης Αγοράς του Χ.Α.

EBITDA σημαίνει, σε σχέση με την Ημερομηνία Αναφοράς και πάντα βάσει ενοποιημένων χρηματοοικονομικών καταστάσεων της Εγγυήτριας, το ποσό σε Δολάρια ΗΠΑ των ενοποιημένων Καθαρών προ Φόρων Κερδών σε σχέση

ουτσούκου, Δ.Ν.
Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
37 - ΔΟΥ: Ψυχικού
oukou@gmail.com
: 698 9700864

με το δωδεκάμηνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς, μετά:

(1) την προσθήκη των ενοποιημένων καθαρών εξόδων από τόκους και την αφαίρεση των ενοποιημένων καθαρών εσόδων από τόκους,

(2) την προσθήκη, τυχόν ασύνηθων ή έκτακτων εξόδων και την αφαίρεση τυχών ασύνηθων ή έκτακτων εσόδων,

(3) την προσθήκη αποσβέσεων,

(4) την αφαίρεση μη χρηματικών κερδών και την προσθήκη μη χρηματικών ζημιών

σε κάθε περίπτωση, όπως αποδεικνύονται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω χρονική περίοδο.

Ρητά διευκρινίζεται ότι το υπό (4) σημείο ανωτέρω αφορά και σε τυχόν αναπροσαρμογή ενός περιουσιακού στοιχείου και οποιαδήποτε απώλεια ή κέρδος σε σχέση με τη λογιστική αξία που προκύπτει από τη διάθεση ενός περιουσιακού στοιχείου η και από την απομείωση της λογιστικής αξίας ενός περιουσιακού στοιχείου ως αποτέλεσμα συμμόρφωσης με τα US GAAP.

US GAAP σημαίνει τις Γενικά Αποδεκτές Λογιστικές Αρχές των ΗΠΑ.

1.2 Στο Πρόγραμμα, εκτός αν άλλως ρητώς προκύπτει:

(i) οι λέξεις με κεφαλαίο θα έχουν το νόημα που τους αποδίδεται στο Πρόγραμμα,

(ii) οι επικεφαλίδες στο Πρόγραμμα έχουν συμπεριληφθεί αποκλειστικά για σκοπούς διευκόλυνσης και δεν λαμβάνονται υπόψη κατά την ερμηνεία των όρων του, όπως και αν επιγράφονται,

(iii) η χρήση του ενικού περιλαμβάνει και τον πληθυντικό και το αντίστροφο, στις περιπτώσεις που απαιτείται από τα συμφραζόμενα,

(iv) οιαδήποτε αναφορά σε Έγγραφο Ομολογιακού Δανείου ή άλλο έγγραφο ή συμφωνία αποτελούν αναφορά στο εν λόγω έγγραφο ή συμφωνία όπως τυχόν έχουν τροποποιηθεί, ανανεωθεί, παραταθεί ή αναδιατυπωθεί και εκάστοτε ισχύουν,

(v) οιαδήποτε αναφορά σε διάταξη νόμου, διοικητική πράξη, ή άλλο νομοθέτημα αποτελεί αναφορά στη διάταξη αυτή, όπως εκάστοτε ισχύει, τροποποιείται ή αντικαθίσταται από μεταγενέστερη διάταξη,

(vi) η αναφορά σε οποιοδήποτε πρόσωπο ή οντότητα περιλαμβάνει και τους καθολικούς ή ειδικούς διαδόχους του/της,

(vii) η αναφορά σε «Γεγονός Καταγγελίας που συνεχίζει να υφίσταται» ή «Γεγονός Καταγγελίας που υφίσταται» δεν θα αφορά Γεγονός

Γεωργία Ν. Κ
Δικηγόρος - Α
Μενάγια 9,
ΑΦΜ: 1251341
Email: ggkouts
Τηλέφωνο

Καταγγελίας (με την επιφύλαξη αυτών που αναφέρονται στον Όρο 15.5 του παρόντος), που έχει επέλθει αλλά το οποίο έχει αρθεί ή σχετικά με το οποίο οι Ομολογιούχοι έχουν παραιτηθεί ρητώς και εγγράφως από το δικαίωμά τους να καταγγείλουν το Ομολογιακό Δάνειο σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας – Καταγγελία) του παρόντος,

(viii) η αναφορά σε όρους, εδάφια, διατάξεις και παραρτήματα αποτελεί αναφορά σε όρους, παραγράφους, εδάφια, διατάξεις και παραρτήματα του παρόντος Προγράμματος αντιστοίχως, και

(ix) η αναφορά σε ώρα της ημέρας συνιστά αναφορά σε ώρα Αθήνας.

1.3 Τα Παραρτήματα του παρόντος Προγράμματος αποτελούν αναπόσπαστο τμήμα αυτού, ερμηνευόμενα μετ' αυτού ως ενιαίο σύνολο.

2. ΣΚΟΠΟΣ ΤΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

2.1 Τα συνολικά καθαρά αντληθησόμενα κεφάλαια, ανεξαρτήτως πλήρους ή μερικής κάλυψης, θα χρησιμοποιηθούν, αρχής γενομένης από την ημερομηνία έναρξης διαπραγμάτευσης των Ομολογιών στη Ρυθμιζόμενη Αγορά του Χρηματιστηρίου Αθηνών, για την αγορά εκ μέρους της Εκδότριας, μέσω εξ ολοκλήρου (100%) Θυγατρικών της, των Υπό Εξαγορά Πλοίων.

Εφόσον, κατόπιν της ανωτέρω διάθεσης, εξακολουθούν να υπολείπονται καθαρά αντληθησόμενα κεφάλαια, αυτά θα χρησιμοποιηθούν μέχρι εξαντλήσεως και πάντως εντός δεκαοκτώ (18) μηνών από την Ημερομηνία Έκδοσης, για την κάλυψη κεφαλαίων κίνησης της Εκδότριας.

Η Εκδότρια δεσμεύεται ότι για τυχόν τροποποιήσεις της χρήσης των αντληθέντων κεφαλαίων, καθώς και για κάθε επιπρόσθετη σχετική πληροφορία θα τηρήσει τα προβλεπόμενα από τις διατάξεις του άρθρου 22 του Ν. 4706/2020, όπως ισχύει από την έναρξη ισχύος του, και θα ενημερώνει το επενδυτικό κοινό, τους Ομολογιούχους, την Επιτροπή Κεφαλαιαγοράς και το Διοικητικό Συμβούλιο του Χ.Α., σύμφωνα με τις διατάξεις της νομοθεσίας της Κεφαλαιαγοράς.

Η Εκδότρια δεσμεύεται ότι, θα προβαίνει σε δημοσιοποίηση των προνομιακών πληροφοριών που σχετίζονται με τη διάθεση των αντληθέντων κεφαλαίων από την Έκδοση σύμφωνα με τις διατάξεις του Κανονισμού (ΕΕ) αριθ. 596/2014, με τις διατάξεις του Ν. 4443/2016, όπως ισχύουν, και τις λοιπές εφαρμοστέες νομοθετικές και κανονιστικές διατάξεις.

2.2 Οι δαπάνες έκδοσης του Ομολογιακού Δανείου θα αφαιρεθούν από τα συνολικά αντληθησόμενα κεφάλαια.

2.3 Τα αντληθησόμενα κεφάλαια από το Ομολογιακό Δάνειο, έως την πλήρη διάθεσή τους για τους σκοπούς που ορίζονται στον Όρο 2.1 του παρόντος, θα παραμείνουν κατατεθειμένα σε τραπεζικούς λογαριασμούς της Εκδότριας σε Δολάρια ΗΠΑ ή σε ευρώ κατ' επιλογή της Εκδότριας.

3. ΔΙΑΘΕΣΗ, ΚΑΛΥΨΗ ΚΑΙ ΕΚΔΟΣΗ ΤΟΥ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

3.1 Η διάθεση των Ομολογιών θα πραγματοποιηθεί μέσω της Δημοσίας Προσφοράς, που θα πραγματοποιηθεί κατά τη διάρκεια της Περιόδου Κάλυψης σύμφωνα με την Απόφαση Η.ΒΙ.Π.

3.2 Οι Ομολογίες διατίθενται στην Τιμή Διάθεσης και εκδίδονται στο άρτιο.

3.3 Ενδιαφερόμενοι επενδυτές, που επιθυμούν να συμμετάσχουν στη Δημόσια Προσφορά, υποβάλλουν Αιτήσεις Κάλυψης μέσω των Μελών Η.ΒΙ.Π. και αναλαμβάνουν την κάλυψη και καταβολή των Ομολογιών που επιθυμούν να αποκτήσουν, σύμφωνα με τους όρους και προϋποθέσεις του παρόντος

Προγράμματος, της Απόφασης Η.ΒΙ.Π. καθώς και του Ενημερωτικού Δελτίου του Ομολογιακού Δανείου.

3.4 Μονάδα διαπραγμάτευσης στο Χ.Α. θα αποτελεί ο τίτλος της μίας (1) Ομολογίας.

3.5 Η υποβολή, συγκέντρωση, καταχώριση και κατάταξη των Αιτήσεων Κάλυψης στο Η.ΒΙ.Π., καθώς και η τελική κατανομή των Ομολογιών στους επενδυτές διενεργείται σύμφωνα με τα οριζόμενα στο Ενημερωτικό Δελτίο και στην Απόφαση Η.ΒΙ.Π.

3.6 Σε περίπτωση που το Ομολογιακό Δάνειο δεν καλυφθεί τουλάχιστον σε ποσό Ευρώ ογδόντα εκατομμυρίων (€80.000.000), θα ματαιωθεί η έκδοση του Ομολογιακού Δανείου και η χρηματοδότηση εν γένει και το ποσό που αντιστοιχεί στην αξία συμμετοχής εκάστου ενδιαφερόμενου επενδυτή θα επιστρέφεται άτοκα από το Μέλος Η.ΒΙ.Π. μέσω του οποίου πραγματοποιήθηκε η Αίτηση Κάλυψης.

4. ΠΡΟΓΡΑΜΜΑ ΟΜΟΛΟΓΙΑΚΟΥ ΔΑΝΕΙΟΥ

Οι Ομολογιούχοι και οι έλκοντες δικαιώματα ή αξιώσεις από τις Ομολογίες, τεκμαίρεται ότι έχουν λάβει γνώση του περιεχομένου του συνόλου των όρων του Προγράμματος και τους έχουν αποδεχθεί άνευ επιφύλαξης, δεσμευόμενοι σύμφωνα με τις διατάξεις του άρθρου 60 παρ. 3 του Νόμου από τους όρους του Προγράμματος.

5. ΑΣΚΗΣΗ ΤΩΝ ΔΙΚΑΙΩΜΑΤΩΝ ΤΩΝ ΟΜΟΛΟΓΙΟΥΧΩΝ

Με την επιφύλαξη τυχόν αντίθετης πρόβλεψης στο παρόν Πρόγραμμα, από τη λήξη του Ομολογιακού Δανείου σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας-Καταγγελία) του παρόντος ή άλλως οι Ομολογιούχοι δύνανται να ασκούν τα δικαιώματά τους ατομικώς.

6. ΚΑΤΑΤΑΞΗ ΑΠΑΙΤΗΣΕΩΝ ΕΚ ΤΩΝ ΟΜΟΛΟΓΙΩΝ

6.1 Σε περίπτωση εκκαθάρισης της Εκδότριας ή ατομικής ή συλλογικής διαδικασίας αφερεγγυότητας αυτής (όπως ενδεικτικά σε περίπτωση διάλυσης ή ανάλογης διαδικασίας συλλογικής ικανοποίησης πιστωτών), στον βαθμό που έδρα της Εκδότριας παραμένει η Κύπρος, οι Ομολογιούχοι θα ικανοποιούνται για τις απαιτήσεις τους από το Ομολογιακό Δάνειο και τις Ομολογίες συμμέτρως και στην ίδια τάξη (*pari passu*) και μεταξύ τους και με το σύνολο των απαιτήσεων των άλλων μη εξασφαλισμένων δανειστών της Εκδότριας, με την εξαίρεση των εξασφαλισμένων απαιτήσεων και των απαιτήσεων που απολαμβάνουν προνομίου σύμφωνα με τις εκάστοτε ισχύουσες διατάξεις του Κυπριακού περί Εταιρειών Νόμου, Κεφ. 113.

6.2 Σε περίπτωση αναγκαστικής εκτέλεσης σε βάρος της Εκδότριας και της περιουσίας της στην Κύπρο, το πλειστηρίασμα αποδίδεται στον επισπεύδοντα την αναγκαστική εκτέλεση, προς μερική ή πλήρη ικανοποίηση της απαίτησης από το Ομολογιακό Δάνειο και τις Ομολογίες, με επιφύλαξη προτεραιότητας των εξασφαλισμένων πιστωτών των οποίων οι απαιτήσεις είναι εξασφαλιζόμενες με υποθήκη ή ενέχυρο ή άλλο εμπράγματο δικαίωμα επί του πλειστηριασθέντος και οι οποίοι ικανοποιούνται προνομιακά από την εξασφάλιση που τους έχει παραχωρηθεί.

7. ΤΟΚΟΣ

7.1 Επί του ανεξόφλητου κεφαλαίου των Ομολογιών λογίζεται, σε ημερήσια βάση, τόκος που υπολογίζεται σύμφωνα με το Επιτόκιο για κάθε Περίοδο Εκτοκισμού, για πραγματικό αριθμό διαδραμουσών ημερών και με βάση έτος τριακοσίων εξήντα ημερών (360). Ο τόκος καταβάλλεται την τελευταία ημέρα εκάστης Περιόδου Εκτοκισμού.

7.2 Επί οποιουδήποτε Ληξιπρόθεσμου Ποσού οφείλεται Τόκος Υπερημερίας που υπολογίζεται με βάση το Επιτόκιο Υπερημερίας από την ημέρα, κατά την οποία το σχετικό ποσό κατέστη ληξιπρόθεσμο έως την ημέρα της προσήκουσας και ολοσχερούς εξοφλήσεώς του (τόσο πριν όσο και μετά την τυχόν έκδοση δικαστικής απόφασης). Σε περίπτωση που Ληξιπρόθεσμο Ποσό εξακολουθεί να οφείλεται σε διαδοχικές Περιόδους Εκτοκισμού, το Επιτόκιο Υπερημερίας εφαρμόζεται και ο τόκος υπολογίζεται σε σχέση με κάθε Περίοδο Εκτοκισμού χωριστά.

7.3 Πλέον του Τόκου Υπερημερίας, η Εκδότρια οφείλει και τόκους επ' αυτού από την πρώτη ημέρα της καθυστέρησης, οι οποίοι λογίζονται ανά εξάμηνο και προστίθενται στο κεφάλαιο ανά εξάμηνο ή άλλως πώς, καθ' όλη την έκταση που το ελληνικό δίκαιο το επιτρέπει.

8. ΠΕΡΙΟΔΟΙ ΕΚΤΟΚΙΣΜΟΥ

8.1 Κάθε Ομολογία έχει διαδοχικές εξάμηνες Περιόδους Εκτοκισμού. Κάθε Περίοδος Εκτοκισμού Ομολογίας θα αρχίζει αμέσως μετά από τη λήξη της προηγούμενης Περιόδου Εκτοκισμού και λήγει έξι (6) μήνες μετά από αυτή. Η πρώτη Περίοδος Εκτοκισμού αρχίζει από την Ημερομηνία Έκδοσης και λήγει έξι (6) μήνες μετά από αυτή.

8.2 Αν μια Περίοδος Εκτοκισμού λήγει σε μη Εργάσιμη Ημέρα, η λήξη παρατείνεται για την επόμενη Εργάσιμη Ημέρα του ιδίου ημερολογιακού μήνα, διαφορετικά (δηλαδή αν δεν υπάρχει επόμενη Εργάσιμη Ημέρα του ιδίου ημερολογιακού μήνα) η Περίοδος Εκτοκισμού λήγει την αμέσως προηγούμενη Εργάσιμη Ημέρα.

Γεωργία Ν. Ι
Δικηγόρος -
Μενάγια
ΑΦΜ: 12513
Email: ggkoι
Τηλέφω

8.3 Αν μία Περίοδος Εκτοκισμού υπερβαίνει την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου, θα συντέμνεται ώστε να λήγει κατά την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου.

9. ΔΙΑΡΚΕΙΑ - ΑΠΟΠΛΗΡΩΜΗ

9.1 Οι Ομολογίες εξοφλούνται στην ονομαστική τους αξία στο σύνολό τους κατά την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου, με την επιφύλαξη του Όρου 9.3 του παρόντος. Οι Ομολογιούχοι δεν δύνανται να αιτηθούν τη μερική ή ολική προπληρωμή ή αποπληρωμή των Ομολογιών τους πριν από την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου υπό την επιφύλαξη των οριζόμενων στον Όρο 15 (Γεγονότα Καταγγελίας – Καταγγελία) του παρόντος.

9.2 Η Εκδότρια και η Εγγυήτρια δύνανται να αποκτούν μέσω του Χ.Α. ή εξωχρηματιστηριακά Ομολογίες, σύμφωνα με τις διατάξεις της κείμενης νομοθεσίας.

9.3 **Πρόωρη εξόφληση Ομολογιών από την Εκδότρια (Call option)**

9.3.1 Κατά το χρονικό διάστημα που άρχεται την Ημερομηνία Έκδοσης και λήγει την ημερομηνία λήξης της τέταρτης (4ης) Περιόδου Εκτοκισμού, η Εκδότρια δεν δύναται να προβεί σε πρόωρη εξόφληση του συνόλου ή μέρους του κεφαλαίου των Ομολογιών. Η Εκδότρια έχει δικαίωμα να προβεί στην πρόωρη εξόφληση του συνόλου ή μέρους των Ομολογιών αποκλειστικά κατά την περίοδο μετά την παρέλευση της ημερομηνίας λήξης της τέταρτης (4ης) Περιόδου Εκτοκισμού και έως και έξι (6) μήνες πριν από την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου. Το δικαίωμα πρόωρης εξόφλησης ασκείται από την Εκδότρια μόνο κατά την ημερομηνία λήξης (ήτοι την τελευταία ημέρα) κάθε Περιόδου Εκτοκισμού κατά τη διάρκεια της προαναφερθείσας περιόδου. Ειδικότερα, το δικαίωμα πρόωρης εξόφλησης Ομολογιών για την Εκδότρια μετά την παρέλευση της ημερομηνίας λήξης της τέταρτης (4ης) Περιόδου Εκτοκισμού θα διαμορφώνεται ως ακολούθως και η Εκδότρια θα δύναται να προβεί στην άσκηση του εν λόγω δικαιώματος αποκλειστικά στις κατωτέρω ημερομηνίες και μόνο υπό την προϋπόθεση καταβολής στους Ομολογιούχους των κατωτέρω ποσών:

Χρόνος άσκησης του δικαιώματος	**Ποσά προς πληρωμή κατά την άσκηση του δικαιώματος πρόωρης εξόφλησης από την Εκδότρια**
Στη λήξη της πέμπτης (5ης) ή/και της έκτης (6ης) Περιόδου Εκτοκισμού	1) Ονομαστική αξία κεφαλαίου έκαστης προς εξόφληση Ομολογίας, μετά δεδουλευμένων τόκων και λοιπών Εξόδων και Φόρων, και 2) Πρόσθετο ποσό (premium) ανά Ομολογία, ίσο με μία και μισή ποσοστιαία μονάδα (1,5%) επί της

	ονομαστικής αξίας εκάστης εξοφλούμενης Ομολογίας.
Στη λήξη της έβδομης (7ης) ή/και της όγδοης (8ης) Περιόδου Εκτοκισμού	1) Ονομαστική αξία κεφαλαίου έκαστης προς εξόφληση Ομολογίας, μετά δεδουλευμένων τόκων και λοιπών Εξόδων και Φόρων, και 2) Πρόσθετο ποσό (premium) ανά Ομολογία, ίσο με μισή ποσοστιαία μονάδα (0,5%) επί της ονομαστικής αξίας εκάστης εξοφλούμενης Ομολογίας.
Στη λήξη της ένατης (9ης) Περιόδου Εκτοκισμού	Ονομαστική αξία κεφαλαίου έκαστης προς εξόφληση Ομολογίας, μετά δεδουλευμένων τόκων και λοιπών Εξόδων και Φόρων άνευ καταβολής οιουδήποτε πρόσθετου (premium) ποσού ανά εξοφλούμενη Ομολογία.

9.3.2 Κατ' εξαίρεση του Όρου 9.3.1 του παρόντος, η Εκδότρια δύναται οποτεδήποτε, εφόσον επέλθει δυσμενής μεταβολή για την Εκδότρια σε σχέση με τη φορολογική μεταχείριση του Προγράμματος ή των Ομολογιών επί της ονομαστικής αξίας των Ομολογιών, να προβαίνει στην πρόωρη εξόφληση του συνόλου του κεφαλαίου των Ομολογιών, στο 100% της ονομαστικής αξίας μετά των δεδουλευμένων τόκων, Εξόδων και Φόρων.

9.3.3 Η πρόωρη εξόφληση κεφαλαίου των Ομολογιών με πρωτοβουλία της Εκδότριας σύμφωνα με τον παρόντα Όρο 9.3, προϋποθέτει προηγούμενη έγγραφη ενημέρωση του Εκπροσώπου των Ομολογιούχων και συνακόλουθα των Ομολογιούχων μέσω ανακοίνωσης της Εκδότριας στο Χ.Α., τουλάχιστον τριάντα (30) ημέρες πριν από την προβλεπόμενη ημερομηνία πρόωρης εξόφλησης. Η εν λόγω ανακοίνωση θα δεσμεύει ανέκκλητα την Εκδότρια να προπληρώσει το ποσό του Χρέους κατά τον χρόνο και υπό τους όρους που αναφέρονται στην εν λόγω ανακοίνωση. Η Εκδότρια δύναται να προβαίνει, μια ή περισσότερες φορές, σε μερική πρόωρη εξόφληση κεφαλαίου Ομολογιών, προπληρώνοντας κάθε φορά υποχρεωτικά ποσό κεφαλαίου συνολικής Ονομαστικής Αξίας ίσης τουλάχιστον με ποσό δέκα εκατομμυρίων Ευρώ (€10.000.000), ενώ το εκάστοτε ποσό πρόωρης εξόφλησης θα άγεται προς μείωση της Ονομαστικής Αξίας όλων των Ομολογιών αναλογικά (pro rata). Προϋπόθεση για κάθε μερική πρόωρη εξόφληση είναι η Ονομαστική Αξία των Ομολογιών που απομένει μετά την εκάστοτε πρόωρη εξόφληση να μην είναι κατώτερη των Ευρώ πενήντα εκατομμυρίων (€50.000.000).

9.4 Διαγραφή των Ομολογιών από το Σ.Α.Τ.

Στην περίπτωση πλήρους και ολοσχερούς εξόφλησης Ομολογιών, κατά την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου ή νωρίτερα σύμφωνα με τον Όρο 9.3 του παρόντος, μετά των δεδουλευμένων τόκων, πλέον

Εξόδων και Φόρων, οι πλήρως και ολοσχερώς εξοφληθείσες Ομολογίες διαγράφονται, σύμφωνα με τον Κανονισμό Λειτουργίας του Ελληνικού Κεντρικού Αποθετηρίου Τίτλων. Ο Διαχειριστής Σ.Α.Τ., κατόπιν πληροφόρησής του για τη διαγραφή, θέτει στη διάθεση της Εκδότριας κατάσταση των Ομολογιούχων των οποίων οι Ομολογίες έχουν διαγραφεί, προβαίνει σε απενεργοποίηση των Ομολογιών που έχουν διαγραφεί λόγω εξόφλησής τους και ενημερώνει τα στοιχεία του Σ.Α.Τ. για τη μεταβολή αυτή. Η Εκδότρια υποχρεούται να παραδίδει την εν λόγω κατάσταση αμελλητί στον Εκπρόσωπο των Ομολογιούχων.

10. ΦΟΡΟΙ

10.1 Με την επιφύλαξη των οριζομένων κατωτέρω, (i) την Εκδότρια βαρύνουν, της καταλογίζονται, της επιρρίπτονται και καταβάλλονται εξ ολοκλήρου από αυτήν οι Φόροι, και (ii) η Εκδότρια προβαίνει στις πληρωμές που προβλέπονται από τα Έγγραφα του Ομολογιακού Δανείου στον Διαχειριστή Πληρωμών άνευ Παρακράτησης Φόρου.

10.2 Εφόσον προβλέπεται από διάταξη της κείμενης ελληνικής νομοθεσίας ο Διαχειριστής Πληρωμών προβαίνει σε Παρακράτηση Φόρου επί καταβολών εκ των Εγγράφων του Ομολογιακού Δανείου και στην απόδοση των σχετικών ποσών στις οικείες αρχές εντός της προθεσμίας που ορίζεται στον νόμο.

Σύμφωνα με την ισχύουσα νομοθεσία, παρακρατείται από τον φορέα πληρωμής φόρος εισοδήματος στους τόκους που αποκτώνται από το Ομολογιακό Δάνειο από φυσικά ή νομικά πρόσωπα που είναι φορολογικοί κάτοικοι Ελλάδος, υπολογιζόμενος με ισχύοντα σήμερα συντελεστή δεκαπέντε τοις εκατό (15%), ο οποίος θα παρακρατείται και θα αποδίδεται στις οικείες αρχές σύμφωνα με τις διατάξεις της εκάστοτε ισχύουσας νομοθεσίας και των εκάστοτε εν ισχύ κανονισμών.

10.3 Δανειστής, που θεωρείται σύμφωνα με το ελληνικό δίκαιο, φορολογικός κάτοικος Ελλάδος υποχρεούται να παράσχει κατά περίπτωση στον Διαχειριστή Πληρωμών ή στον φορέα πληρωμής του κάθε απαραίτητη πληροφορία και συνδρομή προκειμένου αυτός να προβεί στην παρακράτηση των ποσών που προβλέπεται από τον νόμο.

10.4 Η Εκδότρια δεν έχει καμία υποχρέωση αποζημίωσης των Ομολογιούχων για Παρακράτηση Φόρου ακόμα και εάν μεταβληθεί ο φόρος εισοδήματος του Ομολογιούχου ή το ύψος του παρακρατούμενου φόρου εισοδήματος ή και η μέθοδος διενέργειας της παρακράτησης επί του εσόδου του Ομολογιούχου από τις Ομολογίες.

11. ΧΑΡΤΟΣΗΜΟ

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
, 115 24 Αθήνα
187 - ΔΟΥ: Ψυχικού
soukou@gmail.com
ο: 698 9700864

Την Εκδότρια βαρύνει, της καταλογίζεται, της επιρρίπτεται και καταβάλλεται εντός δέκα (10) Εργασίμων Ημερών από τον καταλογισμό κάθε ποσό τελών χαρτοσήμου ή παρομοίου Φόρου ή τέλος, που ήθελε επιβληθεί ή είναι πληρωτέο στην Κύπρο λόγω της κατάρτισης, σύναψης, εκτέλεσης ή λειτουργίας των Εγγράφων του Ομολογιακού Δανείου, εξαιρουμένων των τελών χαρτοσήμου, παρομοίων Φόρων ή τελών που σχετίζονται με τη μεταβίβαση Ομολογιών.

12. ΚΑΤΑΒΟΛΕΣ

12.1 Ο Διαχειριστής Πληρωμών, ανέλαβε, δυνάμει της Αίτησης Παροχής Υπηρεσιών Διαχείρισης Χρηματικών Διανομών, να διενεργεί κάθε καταβολή έναντι του Χρέους προς τους Ομολογιούχους. Κάθε πληρωμή από την Εκδότρια έναντι του Χρέους θα διενεργείται, αποκλειστικά, μέσω του Διαχειριστή Πληρωμών, κατ' αποκλεισμό της διενέργειας απευθείας πληρωμών από την Εκδότρια ή την Εγγυήτρια σε έκαστο Ομολογιούχο ατομικώς. Με την πλήρη και προσήκουσα καταβολή στον Διαχειριστή Πληρωμών αποσβέννυται η σχετική υποχρέωση της Εκδότριας από τα Έγγραφα του Ομολογιακού Δανείου.

12.2 Κατά την Ημερομηνία Πληρωμής, ο Διαχειριστής Πληρωμών, μέχρι τις 11:00π.μ. θα γνωστοποιεί στην Εκδότρια και στον Εκπρόσωπο των Ομολογιούχων το συνολικά πληρωτέο ποσό του Χρέους.

12.3 Κάθε καταβολή έναντι του Χρέους, θα διενεργείται από την Εκδότρια ή την Εγγυήτρια έως τις 3:55μ.μ. της Ημερομηνίας Πληρωμής διά πιστώσεως τοις μετρητοίς του Λογαριασμού Διαχειριστή Σ.Α.Τ., με ελευθέρως διαθέσιμα κεφάλαια και με ημερομηνία αξίας (valeur) την Ημερομηνία Πληρωμής. Άλλως, η οποιαδήποτε καταβολή από την Εκδότρια ή την Εγγυήτρια θα θεωρείται γενομένη την αμέσως επόμενη Εργάσιμη Ημέρα και η προκύπτουσα χρονική μετάθεση του χρόνου καταβολής θα λαμβάνεται υπόψη για τον υπολογισμό των τόκων που οφείλονται αναφορικά με την καταβολή αυτή. Ο Λογαριασμός Διαχειριστή Σ.Α.Τ. τροφοδοτείται από την Εκδότρια ή την Εγγυήτρια είτε απευθείας είτε με μεταφορά, μέσω του Εκπροσώπου των Ομολογιούχων, χρηματικών ποσών προερχόμενων από τον Λογαριασμό του Ομολογιακού Δανείου τον οποίο η Εκδότρια ή η Εγγυήτρια έχει προηγουμένως πιστώσει με επαρκή και διαθέσιμα κεφάλαια. Οποιαδήποτε καταβολή της Εκδότριας ή της Εγγυήτριας στον Λογαριασμό του Ομολογιακού Δανείου, θα πρέπει να γίνεται το αργότερο έως τη 1:55μ.μ. κατά την Ημερομηνία Πληρωμής, σε ελευθέρως διαθέσιμα κεφάλαια σε Ευρώ, με ημερομηνία αξίας (valeur) την Ημερομηνία Πληρωμής. Σε περίπτωση πίστωσης του Λογαριασμού του Ομολογιακού Δανείου σε ώρα μετά τη 1:55μ.μ., η σχετική καταβολή θα θεωρείται ότι πραγματοποιήθηκε την επόμενη Εργάσιμη Ημέρα και η προκύπτουσα χρονική μετάθεση του χρόνου καταβολής θα λαμβάνεται

υπόψη για τον υπολογισμό των τόκων που οφείλονται αναφορικά με την καταβολή αυτή. Στην περίπτωση αυτή, ο Εκπρόσωπος των Ομολογιούχων δεν φέρει οποιαδήποτε ευθύνη για την ως άνω μη εμπρόθεσμη πίστωση των σχετικών ποσών στον Λογαριασμό Διαχειριστή Σ.Α.Τ. σύμφωνα και με τα ειδικότερα οριζόμενα στον Όρο 17.22 του παρόντος Προγράμματος.

12.4 Ο Εκπρόσωπος των Ομολογιούχων γνωστοποιεί την Ημερομηνία Πληρωμής, το Επιτόκιο και το μικτό ποσό καταβολής ανά Ομολογία στην Εκδότρια και στον Διαχειριστή Πληρωμών, προκειμένου να προβεί η Εκδότρια σε δημοσίευση ανακοίνωσης στο κοινό τουλάχιστον τρεις (3) Εργάσιμες Ημέρες πριν από την Ημερομηνία Πληρωμής (μη υπολογιζόμενης στην ως άνω τριήμερη προθεσμία της ημερομηνίας της αποστολής της ανακοίνωσης και της Ημερομηνίας Πληρωμής).

Εν συνεχεία, κατά την Ημερομηνία Πληρωμής και εφόσον ο Διαχειριστής Πληρωμών έχει στη διάθεσή του τα απαιτούμενα ποσά, σύμφωνα με τα προαναφερόμενα, και σύμφωνα με την Αίτηση Παροχής Υπηρεσιών Διαχείρισης Χρηματικών Διανομών, ο Διαχειριστής Πληρωμών, μέσω του συστήματος της ATHEXCSD θα πιστώνει τα ποσά του Χρέους:

(i) είτε στους Λογαριασμούς Χρηματικού Διακανονισμού των Συμμετεχόντων σύμφωνα με τα οριζόμενα στον Όρο 12.5

(ii) είτε κατά τα οριζόμενα στον Όρο.12.6 του παρόντος.

12.5 Ειδικά στην περίπτωση του Όρου 12.4.i. του παρόντος, ο Διαχειριστής Πληρωμών θα διαβιβάζει, μέσω του υπάρχοντος συστήματος πληρωμών Διαχειριστή Σ.Α.Τ., από τον Λογαριασμό Διαχειριστή Σ.Α.Τ. στους σχετικούς Λογαριασμούς Χρηματικού Διακανονισμού που τηρούνται για τους Συμμετέχοντες, το ποσό που αναλογεί στους Ομολογιούχους, οι οποίοι έχουν εξουσιοδοτήσει σχετικά τους Συμμετέχοντες τους για πληρωμές έναντι του Χρέους.

12.6 Ειδικά στις περιπτώσεις πληρωμής τοκομεριδίων σε κληρονόμους θανόντων δικαιούχων Ομολογιούχων των οποίων οι τίτλοι τηρούνται στον Ειδικό Λογαριασμό της Μερίδας τους στο Σ.Α.Τ., υπό τον χειρισμό της ATHEXCSD σύμφωνα με την ενότητα x, μέρος 2 του Κανονισμού Λειτουργίας του Ελληνικού Κεντρικού Αποθετηρίου Τίτλων, η καταβολή των οφειλόμενων τόκων στους νόμιμους κληρονόμους θα πραγματοποιείται α) μέσω της ATHEXCSD εντός ενός (1) έτους από την ημερομηνία πληρωμής τοκομεριδίου στα γραφεία του Διαχειριστή Πληρωμών επί της Λεωφόρου Αθηνών αρ. 110, στην Αθήνα, καθημερινά από τις 9:00π.μ. έως 4:00μ.μ., ή σε τραπεζικό λογαριασμό που θα υποδεικνύουν οι κληρονόμοι θανόντων δικαιούχων Ομολογιούχων στον Διαχειριστή Πληρωμών, με έγγραφο αίτημά τους, και β) μέσω χρηματικής παρακαταθήκης στο Ταμείο Παρακαταθηκών και Δανείων (ΤΠΔ) μετά την παρέλευση ενός (1) έτους, η οποία θα συστήνεται από την ATHEXCSD. Όλα

ιυτσούκου, Δ.Ν.
Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
7 - ΔΟΥ: Ψυχικού
ukou@gmail.com
698 9700864

τα κάθε είδους έξοδα της σύστασης (ενδεικτικά, και όχι περιοριστικά, δικαίωμα και τέλος του ΤΠΔ, κλπ.) βαρύνουν τους δικαιούχους.

12.7 Ως Ομολογιούχοι για την πληρωμή έναντι του Χρέους νοούνται οι κάτοχοι Ομολογιών κατά την Ημερομηνία Προσδιορισμού Δικαιούχων.

12.8 Η Εκδότρια δεν έχει την υποχρέωση ελέγχου της πραγματοποίησης της τελικής καταβολής των πληρωμών από τους Συμμετέχοντες στους Ομολογιούχους ούτε ευθύνεται για τυχόν σφάλματα στον υπολογισμό παρακρατούμενου Φόρου. Επίσης, η Εκδότρια δεν θα ευθύνεται για τη μη καταβολή στην περίπτωση που Ομολογιούχος δεν έχει εξουσιοδοτήσει Συμμετέχοντα ή δεν έχει γνωστοποιήσει έγκαιρα τραπεζικό λογαριασμό στον Διαχειριστή Σ.Α.Τ., σύμφωνα με τα ειδικότερα οριζόμενα στους Κανονισμούς Χρηματιστηρίου. Σε κάθε περίπτωση, ο Εκπρόσωπος των Ομολογιούχων δεν αναλαμβάνει ούτε υπέχει οποιαδήποτε υποχρέωση και δεν φέρει οιαδήποτε ευθύνη, αναφορικά με τον έλεγχο ή/και την παρακολούθηση του εμπρόθεσμου ή/και του προσήκοντος, ή/και εν γένει τη διαδικασία, των καταβολών προς πληρωμή των Ομολογιούχων, που προβλέπεται στον παρόντα Όρο 12 (Καταβολές) του παρόντος.

Η έκδοση βεβαιώσεων για οιαδήποτε καταβολή έναντι του Χρέους (περιλαμβανομένης της αποπληρωμής κεφαλαίου ή/και της καταβολής τόκων), για χρήση όπως προβλέπεται από τις κείμενες κανονιστικές και φορολογικές διατάξεις, θα πραγματοποιείται μέσω του Συστήματος Άυλων Τίτλων, από τους αρμόδιους Συμμετέχοντες στις περιπτώσεις Ομολογιούχων με εξουσιοδότηση είσπραξης προς αυτούς ή από τον Διαχειριστή Σ.Α.Τ. στις υπόλοιπες περιπτώσεις, και στην περίπτωση του όρου 12.7. του παρόντος από την ATHEXCSD σύμφωνα με την ενότητα III, μέρος 1, άρθρο 1.6, παρ. 4.δ του Κανονισμού Λειτουργίας του Ελληνικού Κεντρικού Αποθετηρίου Τίτλων.

12.9 Ο Διαχειριστής Πληρωμών θα τηρεί αρχείο των καταβολών που έλαβαν χώρα από την Εκδότρια, κατά τα ανωτέρω, και θα το κοινοποιεί στον Εκπρόσωπο των Ομολογιούχων και στην Εκδότρια.

12.10 Ο Εκπρόσωπος των Ομολογιούχων δικαιούται οποτεδήποτε να ζητήσει και η Εκδότρια ή η Εγγυήτρια υποχρεούται να τον ενημερώνει αμελλητί και να παράσχει οποιαδήποτε πληροφορία σχετικά με κάθε πληρωμή έναντι του Χρέους.

12.11 Ένα έτος μετά την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου και την ολοσχερή εξόφληση του Χρέους, τυχόν ανείσπρακτα χρηματικά ποσά από τους Ομολογιούχους θα επιστραφούν από τον Διαχειριστή Πληρωμών στην Εκδότρια. Μετά την ως άνω ημερομηνία και έως τον χρόνο παραγραφής των απαιτήσεων τους οι Ομολογιούχοι θα αναλαμβάνουν τυχόν ποσά που τους οφείλονται από τα γραφεία της Εκδότριας.

12.12 Η ανωτέρω διαδικασία καταβολών είναι δυνατόν να τροποποιείται προκειμένου να προσαρμόζεται στις εκάστοτε αλλαγές των Κανονισμών Χρηματιστηρίου και της σχετικής νομοθεσίας, χωρίς να τροποποιείται ο χρόνος και τρόπος πληρωμής του Χρέους. Η ενημέρωση για τυχόν τέτοιες αλλαγές θα γίνεται σύμφωνα με τα ειδικότερα οριζόμενα στους Κανονισμούς Χρηματιστηρίου.

12.13 Κάθε ποσό το οποίο οφείλεται σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου είναι καταβλητέο σε Ευρώ (€).

12.14 Όλες οι καταβολές από την Εκδότρια ή την Εγγυήτρια σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου διενεργούνται υποχρεωτικά ελεύθερες και απαλλαγμένες από κάθε μείωση λόγω δικαιώματος συμψηφισμού ή επίσχεσης εξαιτίας τυχόν ανταπαίτησης της Εκδότριας ή της Εγγυήτριας, κατά του Εκπροσώπου των Ομολογιούχων, του Διαχειριστή Πληρωμών ή οποιουδήποτε Ομολογιούχου και η Εκδότρια ή η Εγγυήτρια δια του παρόντος ρητά και ανεπιφύλακτα παραιτείται από κάθε αξίωση ή δικαίωμά της να προβεί σε δήλωση συμψηφισμού ή άλλως να προβάλει δικαίωμα επίσχεσης κατά οποιουδήποτε Ομολογιούχου, του Εκπροσώπου Ομολογιούχων ή/και του Διαχειριστή Πληρωμών.

12.15 Αν πρέπει να πραγματοποιηθεί πληρωμή σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου σε ημέρα που δεν είναι Εργάσιμη Ημέρα, τότε θα πραγματοποιείται την αμέσως επόμενη Εργάσιμη Ημέρα του ίδιου ημερολογιακού μήνα και η σχετική παράταση του χρόνου πληρωμής θα συνυπολογίζεται για την εξεύρεση των τόκων που οφείλονται στο σχετικό ποσό, εκτός εάν αυτή η ημέρα αποτελεί ημέρα επόμενου μήνα από τον μήνα της πληρωμής, οπότε η πληρωμή θα λαμβάνει χώρα την αμέσως προηγούμενη Εργάσιμη Ημέρα. Αν δεν υπάρχει ημερομηνία στον μήνα πληρωμής του σχετικού οφειλόμενου ποσού, η οποία να αντιστοιχεί αριθμητικά στην Ημερομηνία Έκδοσης, η πληρωμή θα λαμβάνει χώρα κατά την τελευταία Εργάσιμη Ημέρα του μήνα πληρωμής του σχετικού οφειλόμενου ποσού.

12.16 Καταβολή από την Εκδότρια οιουδήποτε ποσού οφείλεται σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου που γίνεται κατά παράβαση του παρόντος Όρου 12 (Καταβολές) δεν θεωρείται προσήκουσα και δεν απαλλάσσει την Εκδότρια από τη σχετική υποχρέωση, εκτός αν η Εκδότρια αποδείξει ότι κατέβαλε τη δέουσα επιμέλεια για την τήρηση των προβλεπόμενων στον Όρο 12 (Καταβολές) του παρόντος. Σε περίπτωση οποιασδήποτε εκπρόθεσμης πληρωμής της Εκδότριας στον Λογαριασμό του Ομολογιακού Δανείου, ο Εκπρόσωπος των Ομολογιούχων δεν θα φέρει ευθύνη για τη μη εμπρόθεσμη καταβολή των σχετικών ποσών στους λογαριασμούς των Ομολογιούχων.

12.17 Κάθε ποσό, το οποίο εισπράττεται από τον Εκπρόσωπο των Ομολογιούχων σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου για λογαριασμό των

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
9, 115 24 Αθήνα
187 - ΔΟΥ: Ψυχικού
tsoukou@gmail.com
ο: 698 9700864

Ομολογιούχων, κατατίθεται αμελλητί στον Λογαριασμό του Ομολογιακού Δανείου.

13. ΕΓΓΥΗΤΙΚΕΣ ΔΗΛΩΣΕΙΣ ΚΑΙ ΔΙΑΒΕΒΑΙΩΣΕΙΣ ΤΗΣ ΕΚΔΟΤΡΙΑΣ ΚΑΙ ΤΗΣ ΕΓΓΥΗΤΡΙΑΣ

13.1 Η Εκδότρια και η Εγγυήτρια προβαίνουν, προς όφελος και διασφάλιση εκάστου Ομολογιούχου, του Εκπροσώπου των Ομολογιούχων και του Διαχειριστή Πληρωμών, στις ακόλουθες εγγυητικές δηλώσεις και διαβεβαιώσεις:

(i) Η Εκδότρια και η Εγγυήτρια είναι εταιρείες που έχουν συσταθεί νόμιμα και λειτουργούν νόμιμα σύμφωνα με το δίκαιο που τις διέπει και διεξάγουν τη δραστηριότητά τους σε συμμόρφωση με την εκάστοτε κείμενη νομοθεσία, με την επιφύλαξη (α) τυχόν εξαιρέσεων που έχουν παρασχεθεί από τις αρμόδιες αρχές από την ως άνω νομοθεσία, (β) της τρέχουσας διεθνούς πρακτικής της αγοράς ή (γ) συμβάντων μη συμμόρφωσης, οι συνέπειες των οποίων καλύπτονται από συμβάσεις ασφάλισης που έχει συνάψει η Εκδότρια ή/και η Εγγυήτρια.

(ii) Σύμφωνα με τα καταστατικά τους έγγραφα, η Εκδότρια έχει την πλήρη εξουσία να εκδώσει το παρόν Πρόγραμμα, τις Ομολογίες και το Ομολογιακό Δάνειο, και έχει προβεί σε όλες τις απαιτούμενες εταιρικές ή άλλες ενέργειες για τη νόμιμη και έγκυρη έκδοση του Ομολογιακού Δανείου, τη διάθεση των Ομολογιών, καθώς και την ανάληψη των υποχρεώσεών της από το Ομολογιακό Δάνειο και η Εγγυήτρια έχει πλήρη εξουσία να εγγυηθεί σύμφωνα με τους όρους του παρόντος τις υποχρεώσεις της Εκδότριας από το Πρόγραμμα, το Ομολογιακό Δάνειο, και τις Ομολογίες και έχει προβεί σε όλες τις απαιτούμενες εταιρικές ή άλλες ενέργειες για τη νόμιμη και έγκυρη εγγύηση του Ομολογιακού Δανείου και την ανάληψη των υποχρεώσεών της από το Ομολογιακό Δάνειο.

(iii) Έχουν γίνει όλες οι απαραίτητες δημοσιεύσεις και καταχωρήσεις και έχουν ληφθεί όλες οι απαραίτητες εταιρικές αποφάσεις, εγκρίσεις και άδειες αναφορικά με την έκδοση και διάθεση του Ομολογιακού Δανείου και την παροχή εγγύησης από την Εγγυήτρια.

(iv) Δεν υφίσταται ούτε συνεχίζεται Γεγονός Καταγγελίας.

(v) Η υπογραφή, εκπλήρωση των υποχρεώσεών τους και η συμμόρφωσή τους με τους όρους των Εγγράφων του Ομολογιακού Δανείου δεν αντίκειται σε ουσιώδεις συμβατικές υποχρεώσεις της Εκδότριας ή της Εγγυήτριας, συνεπεία των οποίων θα μπορούσε να επέλθει Ουσιώδης Δυσμενής Μεταβολή, και για την οποία είτε η Εκδότρια είτε η Εγγυήτρια έχει λάβει ειδοποίηση δια της οποίας

της γνωστοποιείται ότι έχει παραβεί ουσιώδεις συμβατικές υποχρεώσεις της.

(vi) Η υπογραφή, εκπλήρωση των υποχρεώσεων και συμμόρφωσή τους με τους όρους των Εγγράφων του Ομολογιακού Δανείου δεν συνεπάγεται παράβαση συμβατικών υποχρεώσεων της Εκδότριας ή της Εγγυήτριας, η οποία δύναται να έχει ως αποτέλεσμα την αδυναμία της Εκδότριας ή της Εγγυήτριας να αναλάβουν και να εκπληρώνουν τις υποχρεώσεις τους από το Ομολογιακό Δάνειο, το Πρόγραμμα και τις Ομολογίες, και αντιστοίχως τις υποχρεώσεις από την Εγγύηση.

(vii) Σε περίπτωση εκκαθάρισης της Εκδότριας ή ατομικής ή συλλογικής διαδικασίας αφερεγγυότητας αυτής (όπως ενδεικτικά σε περίπτωση διάλυσης ή ανάλογης διαδικασίας συλλογικής ικανοποίησης πιστωτών), στον βαθμό που έδρα της Εκδότριας παραμένει η Κύπρος, οι Ομολογιούχοι κατατάσσονται, ως προς τις απαιτήσεις τους ένεκα ή εξ αφορμής των Ομολογιών, ως μη εξασφαλισμένοι πιστωτές συμμέτρως και στην ίδια τάξη, μαζί με τις απαιτήσεις των λοιπών μη εξασφαλισμένων πιστωτών της Εκδότριας και της Εγγυήτριας (*pari passu*), με την εξαίρεση των εξασφαλισμένων απαιτήσεων ή εκείνων που απολαμβάνουν ιδιαίτερης τάξης ικανοποίηση και προνόμια κατά την ισχύουσα νομοθεσία.

(viii) Η υπογραφή, εκπλήρωση των υποχρεώσεων και συμμόρφωση με τους όρους των Εγγράφων του Ομολογιακού Δανείου δεν αντίκειται σε νόμο, κανονιστική πράξη ή κανονισμό στον οποίο υπόκειται η Εκδότρια και η Εγγυήτρια.

(ix) Οι Ετήσιες Οικονομικές Καταστάσεις και οι Εξαμηνιαίες Οικονομικές Καταστάσεις της Εγγυήτριας έχουν συνταχθεί και απεικονίζουν ορθά, με ακρίβεια και πλήρως την οικονομική κατάσταση της εταιρείας την οποία αφορούν, έχουν συνταχθεί με βάση τους κατά περίπτωση ισχύοντες λογιστικούς κανόνες, αρχές, συνήθειες και πρακτικές και δεν έχει επέλθει από την ημερομηνία δημοσίευσής τους καμία Ουσιώδης Δυσμενής Μεταβολή.

(x) Δεν εκκρεμεί και, στο βαθμό που δύνανται η Εκδότρια και η Εγγυήτρια να γνωρίζουν, δεν επαπειλείται Ένδικη Διαφορά κατά της Εγγυήτριας ή Θυγατρικής της, και της οποίας η ευδοκίμηση θα επέφερε Ουσιώδη Δυσμενή Μεταβολή.

(xi) Το Ενημερωτικό Δελτίο έχει συνταχθεί, εγκριθεί και δημοσιευθεί σύμφωνα με τον Κανονισμό 2017/1129 του Ευρωπαϊκού Κοινοβουλίου και του Συμβουλίου και τους κατ' εξουσιοδότηση Κανονισμούς (ΕΕ) 2019/979 και 2019/980 και τον ν. 4706/2020.

Κουτσούκου, Δ.Ν.
- Α.Μ. Δ.Σ.Α. 32374
9, 115 24 Αθήνα
4187 - ΔΟΥ: Ψυχικού
utsoukou@gmail.com
ονο: 698 9700864

(xii) Η Εκδότρια και η Εγγυήτρια δεν έχουν υποβάλει δήλωση περί παύσης πληρωμών, ούτε έχουν υποβάλει αίτηση για υποβολή σε πτώχευση ή σε ανάλογη διαδικασία ούτε, εξ όσων είναι σε θέση να γνωρίζουν μέχρι και σήμερα η Εκδότρια και η Εγγυήτρια, έχει υποβληθεί εναντίον τους αίτηση πτώχευσης (με την εξαίρεση παρελκυστικών ή κακόβουλων αιτήσεων, οι οποίες δεν εκκρεμούν πλέον των ενενήντα (90) ημερών από την υποβολή τους) ούτε οποιαδήποτε αίτηση σύμφωνα με την ισχύουσα πτωχευτική νομοθεσία στην οποία υπόκεινται, ούτε έχουν τεθεί υπό καθεστώς προστασίας πιστωτών, ειδικής ή άλλης μορφής εκκαθάρισης, ή αναγκαστικής διαχείρισης ή υπό καθεστώς στάσης πληρωμών τους, ούτε έχουν συμφωνήσει με τους δανειστές τους την αναδιάρθρωση των χρεών τους, στο πλαίσιο και ως αποτέλεσμα οποιασδήποτε εξωδικαστικής διαδικασίας αναδιοργάνωσης ή/και εξυγίανσης, σύμφωνα με την πτωχευτική νομοθεσία στην οποία υπόκεινται.

(xiii) Η Εκδότρια δεσμεύεται ότι θα χρησιμοποιήσει τα συνολικά καθαρά αντληθησόμενα κεφάλαια από την έκδοση των Ομολογιών, όπως προβλέπεται στον Όρο 2.1 του παρόντος.

(xiv) Τα Έγγραφα του Ομολογιακού Δανείου και οι Ομολογίες που θα εκδοθούν σύμφωνα με αυτά καθιδρύουν νόμιμες, έγκυρες και δεσμευτικές υποχρεώσεις της Εκδότριας και της Εγγυήτριας εκτελεστές κατ' αυτές σύμφωνα με τους όρους τους.

(xv) Ούτε η Εκδότρια ούτε η Εγγυήτρια ούτε κάποια από τις Θυγατρικές τους απολαμβάνουν ασυλίας ή άλλων προνομίων, στην Ελλάδα ή την αλλοδαπή, σε σχέση με δικαστική διαδικασία ή αναφορικά με την αναγκαστική εκτέλεση κατά των περιουσιακών στοιχείων τους.

13.2 Οι Εγγυητικές Δηλώσεις γίνονται κατά την ημερομηνία του παρόντος Προγράμματος και θα θεωρείται ότι, εκτός της Εγγυητικής Δήλωσης του Όρου 13.1(xi) και της Εγγυητικής Δήλωσης του Όρου 13.1(xii) στην έκταση που η επανάληψη θα καταλάμβανε τυχόν αιτήσεις για κήρυξη σε πτώχευση ή σε ανάλογη διαδικασία αίτησης πτώχευσης από τρίτους, επαναλαμβάνονται κατά οιαδήποτε Ημερομηνία Πληρωμής.

13.3 Κάθε Εγγυητική Δήλωση θεωρείται ότι αφορά στα πραγματικά γεγονότα και τις περιστάσεις που υφίστανται κατά την ημερομηνία στην οποία επαναλαμβάνεται η σχετική Εγγυητική Δήλωση.

14. ΥΠΟΧΡΕΩΣΕΙΣ ΤΗΣ ΕΚΔΟΤΡΙΑΣ ΚΑΙ ΤΗΣ ΕΓΓΥΗΤΡΙΑΣ

14.1 Η Εκδότρια και η Εγγυήτρια αναλαμβάνουν με το παρόν ρητά και ανεπιφύλακτα τις ακόλουθες υποχρεώσεις καθώς και να μεριμνούν, ώστε να τηρούνται τα κατωτέρω (οι **Υποχρεώσεις**):

Γεωργία Ν.
Δικηγόρος -
Μενάγια
ΑΦΜ: 125134
Email: ggkou
Τηλέφων

(i) Η Εκδότρια θα εξοφλεί προσηκόντως και πλήρως το κεφάλαιο, τους τόκους και κάθε άλλο ποσό (όπως ενδεικτικά αμοιβές, έξοδα και φόρους) που θα οφείλεται στους Ομολογιούχους, σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου.

(ii) Με την επιφύλαξη τυχόν ματαίωσης της έκδοσης του Ομολογιακού Δανείου περιλαμβανομένης της ματαίωσης σύμφωνα με τα προβλεπόμενα στον Όρο 3.6 του παρόντος, η Εκδότρια θα προβεί σε όλες τις απαραίτητες ενέργειες για την ολοκλήρωση της εισαγωγής προς διαπραγμάτευση των Ομολογιών στη Ρυθμιζόμενη Αγορά του Χ.Α. καθώς και σε όλες τις απαραίτητες ενέργειες, υπό την ιδιότητά της ως Εκδότριας, για τη διατήρηση της διαπραγμάτευσης των Ομολογιών σε αυτήν.

(iii) Η Εκδότρια, η Εγγυήτρια και οι Θυγατρικές τους θα διεξάγουν τη δραστηριότητά τους σε συμμόρφωση με την εκάστοτε κείμενη νομοθεσία, με την επιφύλαξη (α) τυχόν εξαιρέσεων που έχουν παρασχεθεί από τις αρμόδιες αρχές από την ως άνω νομοθεσία, (β) της τρέχουσας διεθνούς πρακτικής της αγοράς ή (γ) συμβάντων μη συμμόρφωσης, οι συνέπειες των οποίων καλύπτονται από συμβάσεις ασφάλισης που έχει συνάψει η Εκδότρια, η Εγγυήτρια ή Θυγατρική.

(iv) Η Εκδότρια, η Εγγυήτρια και οι Θυγατρικές τους θα ασφαλίζουν πλήρως τα πλοία τους με βάση την αξία τους ως ελάχιστο όριο, σε διεθνώς αναγνωρισμένη ασφαλιστική αγορά ή σε διάφορες αγορές για κινδύνους σκάφους, μηχανής και όσον αφορά σε ζημίες και απαιτήσεις τρίτων θα τα ασφαλίζουν σε αναγνωρισμένους αλληλοασφαλιστικούς οργανισμούς (P&I Clubs).

(v) Η Εκδότρια θα συμμορφώνεται και θα εκπληρώνει τις υποχρεώσεις ενημέρωσης που προβλέπονται για χρεωστικούς τίτλους εισηγμένους σε ρυθμιζόμενη αγορά στην Ελλάδα, όπως αυτές εκάστοτε ισχύουν, και θα ενημερώνει τον Εκπρόσωπο των Ομολογιούχων αναφορικά με την επέλευση Γεγονότος Καταγγελίας.

(vi) Με την επιφύλαξη τυχόν συναλλαγών οι οποίες έχουν δημοσιοποιηθεί από την Εγγυήτρια μέσω εγγράφων ή καταχωρήσεων που είναι διαθέσιμα στο κοινό, σύμφωνα με τα προβλεπόμενα από τη νομοθεσία και τους κανονισμούς Ρυθμιζόμενης Αγοράς ή ισοδύναμης αγοράς τρίτης χώρας εκτός Ε.Ε. στην οποία αποτελούν αντικείμενο διαπραγμάτευσης οι μετοχές της Εγγυήτριας, η Εκδότρια θα διασφαλίζει ότι οι όροι για οποιεσδήποτε συναλλαγές τυχόν συνάπτει με την Εγγυήτρια ή με Θυγατρικές της Εγγυήτριας, ή με Συνδεδεμένα Μέρη αυτών ή προς όφελος αυτών, υπολογισμένες ως σύνολο, δεν θα είναι ουσιωδώς λιγότερο επωφελείς από αυτούς που θα μπορούσαν να έχουν

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
, 115 24 Αθήνα
187 - ΔΟΥ: Ψυχικού
soukou@gmail.com
: 698 9700864

συμφωνηθεί σε αντίστοιχες συναλλαγές που τυχόν είχαν συναφθεί με όρους αγοράς και σε εύλογη εμπορική αξία (arm's length) από την Εκδότρια.

(vii) Η Εκδότρια θα φροντίσει να μην παύσει, ανασταλεί ή διακοπεί λόγω γεγονότος αναγομένου στη σφαίρα επιρροής της η διαπραγμάτευση των Ομολογιών στο Χρηματιστήριο Αθηνών, εκτός αν η παύση ή αναστολή ή διακοπή οφείλεται σε εταιρική πράξη ή συναλλαγή, η οποία προϋποθέτει την προσωρινή αναστολή ή διακοπή της διαπραγμάτευσης σύμφωνα με την ισχύουσα χρηματιστηριακή νομοθεσία.

(viii) Η Εγγυήτρια διασφαλίζει ότι κατά την εκάστοτε Ημερομηνία Αναφοράς:

(1) το Σύνολο Υποχρεώσεων της Εγγυήτριας σε ενοποιημένο επίπεδο δεν υπερβαίνει το ογδόντα πέντε τοις εκατό (85%) του Συνόλου της Αξίας Αναπροσαρμοσμένου Ενεργητικού της σε ενοποιημένο επίπεδο,

(2) το Σύνολο Καθαρής Αξίας Αναπροσαρμοσμένων Ιδίων Κεφαλαίων της Εγγυήτριας σε ενοποιημένο επίπεδο είναι μεγαλύτερο του ποσού των Δολαρίων ΗΠΑ εκατόν πενήντα εκατομμυρίων ($150.000.000), και

(3) η αναλογία του EBITDA προς τους Καθαρούς Χρεωστικούς Τόκους της Εγγυήτριας σε ενοποιημένο επίπεδο είναι μεγαλύτερη από 2.

Ο υπολογισμός των Δεικτών θα πραγματοποιείται κατά την Ημερομηνία Αναφοράς επί τη βάσει των δημοσιευμένων ενοποιημένων οικονομικών καταστάσεων της Εγγυήτριας κατά τα λογιστικά πρότυπα US GAAP μέχρι την Ημερομηνία Αποπληρωμής του Ομολογιακού Δανείου. Οι Δείκτες θα υπολογίζονται και η συμμόρφωση με αυτούς θα επιβεβαιώνεται με το Πιστοποιητικό Συμμόρφωσης, το οποίο θα εκδίδει η Εκδότρια και η Εγγυήτρια και θα υποβάλλεται στον Εκπρόσωπο των Ομολογιούχων ταυτόχρονα με τις Οικονομικές Καταστάσεις σύμφωνα με τον Όρο 14.2 (και το οποίο, σε περίπτωση μη τήρησης των Δεικτών και μη συμμόρφωσης έως την εκάστοτε ημερομηνία υποβολής του Πιστοποιητικού Συμμόρφωσης, επιπροσθέτως θα δημοσιεύεται σύμφωνα με τις διατάξεις του άρθρου 68 παρ. 3 του Νόμου, μέσω του επίσημου διαδικτυακού τόπου του Χρηματιστηρίου Αθηνών). Τυχόν τροποποίηση του υποδείγματος της έκθεσης προσυμφωνημένων διαδικασιών δεν θα επηρεάζει τα στοιχεία που τα μέρη έχουν συμφωνήσει να περιλαμβάνονται υποχρεωτικά σε αυτή.

Γεωργία Ν.
Δικηγόρος -
Μενάγια
ΑΦΜ: 12513
Email: ggkou
Τηλέφω

(ix) Η Εγγυήτρια δύναται να προβαίνει σε καταβολή οιουδήποτε ποσού προς τους μετόχους της υπό μορφή διανομής μερίσματος ή προμερίσματος ή επιστροφής κεφαλαίου ή οποιασδήποτε άλλης διανομής προς τους μετόχους σε μετρητά ή εις είδος (περιλαμβάνοντας και τυχόν διανομές αποθεματικών) (εκάστη, η **«Καταβολή προς Μετόχους»**) υπό την προϋπόθεση ότι, με βάση τις πιο πρόσφατες διαθέσιμες οικονομικές καταστάσεις της Εγγυήτριας κατά τα λογιστικά πρότυπα US GAAP (σε ενοποιημένη βάση) και επί τη βάσει pro-forma υπολογισμών που θα συνυπολογίζουν την επίδραση των εν λόγω Καταβολών προς Μετόχους στους Δείκτες, θα πληρούνται σωρευτικά οι Δείκτες που αναφέρονται στον Όρο 14.1(viii)(1) και 14.1(viii)(2) του παρόντος. Σε περίπτωση που η Καταβολή προς Μετόχους έχει ως αποτέλεσμα την μη τήρηση οποιουδήποτε ή αμφότερων των Δεικτών των ως άνω αναφερόμενων όρων, τότε το ποσό της προτιθέμενης Καταβολής προς Μετόχους θα περιορίζεται στο ποσό το οποίο θα διασφαλίζει ότι και οι δύο ως άνω Δείκτες πληρούνται σωρευτικά.

Ρητώς διευκρινίζεται ότι οι ως άνω προϋποθέσεις για Καταβολή προς Μετόχους εφαρμόζονται με την επιφύλαξη τυχόν κατά νόμο υποχρεωτικού μερίσματος, η διανομή του οποίου δεν υπόκειται σε συμβατικούς περιορισμούς.

(x) Η Εκδότρια και η Εγγυήτρια υποχρεούνται να μην προβαίνουν σε ουσιώδεις μεταβολές του εταιρικού σκοπού και του χαρακτήρα των εργασιών και της δραστηριότητάς τους, όπως αυτές διεξάγονται σήμερα, επιτρεπόμενης ωστόσο της μεταβολής του εταιρικού σκοπού τους προς τον σκοπό της επέκτασης των δραστηριοτήτων τους σε άλλους τομείς της ναυτιλίας και/ή σε άλλες δραστηριότητες που συνδέονται με τη ναυτιλία.

(xi) Η Εγγυήτρια υποχρεούται να παραμείνει εταιρεία εισηγμένη στη New York Stock Exchange (NYSE) ή σε οποιαδήποτε άλλη ρυθμιζόμενη αγορά.

(xii) Η Εκδότρια υποχρεούται να μην μεταφέρει την καταστατική της έδρα εκτός Κύπρου, εκτός αν αυτό συμβεί ως αποτέλεσμα εταιρικού μετασχηματισμού, ο οποίος επιτρέπεται, εφόσον πληρούνται σωρευτικά οι ακόλουθες προϋποθέσεις:

(α) δεν συνεπάγεται Επέλευση Γεγονότος Μεταβολής Ελέγχου εξ αυτού του λόγου,

(β) δεν υφίσταται ούτε θα επέλθει Γεγονός Καταγγελίας κατά τη στιγμή ή λόγω του εταιρικού μετασχηματισμού,

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
, 115 24 Αθήνα
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tsoukou@gmail.com
ο: 698 9700864

(γ) η τυχόν προκύπτουσα διάδοχος της Εκδότριας οντότητα αναλαμβάνει και αναδέχεται νόμιμα και έγκυρα το σύνολο των υποχρεώσεων της Εκδότριας, και

(δ) η τυχόν προκύπτουσα διάδοχος της Εκδότριας οντότητα συστήνεται σε κράτος-μέλος της Ευρωπαϊκής Ένωσης και λειτουργεί με βάση τη νομοθεσία του.

(xiii) Η Εκδότρια και η Εγγυήτρια αναλαμβάνουν την υποχρέωση να μη μεταβάλλουν το ιδιοκτησιακό καθεστώς των συνήθων μετοχών της Εκδότριας, ήτοι η Εγγυήτρια καθ' όλη τη διάρκεια του Ομολογιακού Δανείου θα κατέχει άμεσα ή έμμεσα το σύνολο των δικαιωμάτων ψήφου της Εκδότριας.

(xiv) Η Εγγυήτρια αναλαμβάνει την υποχρέωση να διασφαλίζει καθ' όλη τη διάρκεια του δανείου ότι η Εκδότρια θα εξυπηρετεί εμπροθέσμως και προσηκόντως το Χρέος.

(xv) Η Εγγυήτρια, και θα μεριμνά για αυτό και για τις Θυγατρικές της, δεν θα παραχωρεί, δέχεται ή επιτρέπει να υπάρχουν Εξασφαλιστικά Δικαιώματα επί των περιουσιακών τους στοιχείων προς εξασφάλιση απαιτήσεων που προκύπτουν από Διαπραγματεύσιμα Αξιόγραφα καθ' όλη τη διάρκεια του Ομολογιακού Δανείου. Σε περίπτωση σύστασης χωρίς τη συναίνεση της Εγγυήτριας οιουδήποτε Εξασφαλιστικού Δικαιώματος σε περιουσιακό στοιχείο της Εγγυήτριας ή Θυγατρικής της αναφορικά με την εξασφάλιση υποχρεώσεων που απορρέουν από ή συνδέονται με Διαπραγματεύσιμα Αξιόγραφα, η Εγγυήτρια υποχρεούται να προκαλέσει την άρση και διαγραφή αυτού από, κατά περίπτωση, οποιοδήποτε δημόσιο ή ιδιωτικό βιβλίο ή μητρώο στην Ελλάδα ή/και την αλλοδαπή εντός προθεσμίας ενενήντα (90) ημερών από της σύστασής του.

14.2 Η Εκδότρια υποχρεούται να παραδίδει στον Εκπρόσωπο των Ομολογιούχων αμέσως μόλις καταστούν διαθέσιμες:

(α) και σε κάθε περίπτωση έως την 30^{η} Απριλίου κάθε έτους, τις Ετήσιες Οικονομικές Καταστάσεις της Εγγυήτριας για το προηγούμενο Οικονομικό Έτος,

(β) και σε κάθε περίπτωση έως την 30^{η} Σεπτεμβρίου κάθε έτους, τις Εξαμηνιαίες Οικονομικές Καταστάσεις της Εγγυήτριας για το Οικονομικό Εξάμηνο αυτού του έτους,

Η Εκδότρια υποχρεούται επίσης να παραδίδει στον Εκπρόσωπο των Ομολογιούχων αμέσως μόλις καταστούν διαθέσιμες:

Γεωργία Ν. Κουτ
Δικηγόρος - Α.Μ. .
Μενάγια 9, 115
ΑΦΜ: 125134187 -
Email: ggkoutsouk
Τηλέφωνο: 69

ρούκου, Δ.Ν.
.Σ.Α. 32374
24 Αθήνα
ΔΟΥ: Ψυχικού
u@gmail.com
9700864

(αα) και σε κάθε περίπτωση έως την 30η Απριλίου κάθε έτους, τις Ετήσιες Οικονομικές Καταστάσεις της ιδίας για το προηγούμενο Οικονομικό Έτος, και

(ββ) σε κάθε περίπτωση έως την 30η Σεπτεμβρίου κάθε έτους, τις Εξαμηνιαίες Οικονομικές Καταστάσεις της ιδίας για το Οικονομικό Εξάμηνο αυτού του έτους.

14.3 Οι Υποχρεώσεις παραμένουν σε ισχύ από την ημερομηνία του παρόντος Προγράμματος και για όσο χρόνο παραμένουν ανεξόφλητα ποσά σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου, με την επιφύλαξη των Υποχρεώσεων υπό τους Όρους 14.1(iii) και 14.1(iv) του παρόντος, οι οποίες θα συνιστούν Υποχρεώσεις αναφορικά με Θυγατρικές της Εγγυήτριας ή της Εκδότριας μετά την ημερομηνία του Προγράμματος από τη στιγμή που καθίστανται Θυγατρικές της Εγγυήτριας ή της Εκδότριας.

14.4 Για τους σκοπούς του Όρου 14.1(viii) και του Όρου 14.5 του παρόντος ισχύουν οι ακόλουθοι ορισμοί:

(i) **Λογιστικά Στοιχεία** σημαίνει:

(A) σε σχέση με Ημερομηνία Αναφοράς την 31η Δεκεμβρίου, τις Ετήσιες Οικονομικές Καταστάσεις της Εγγυήτριας,

(B) σε σχέση με Ημερομηνία Αναφοράς την 30η Ιουνίου, τις Εξαμηνιαίες Οικονομικές Καταστάσεις της Εγγυήτριας.

(ii) **Ναύλωση Γυμνού Πλοίου** σημαίνει τη ναύλωση πλοίου δυνάμει της οποίας ο ναυλωτής αποκτά, για τον συμφωνημένο χρόνο, πλήρη έλεγχο και κατοχή επί του πλοίου, έχει τη ναυτική διεύθυνση και διαχείριση του πλοίου, διορίζει και απολύει τον πλοίαρχο και το πλήρωμα του πλοίου, ευθύνεται έναντι τρίτων ως εάν επρόκειτο περί του πλοιοκτήτη και γενικά, για όσο χρόνο διαρκεί η ναύλωση, υποκαθίσταται κατά πάντα στη θέση του πλοιοκτήτη, εξαιρουμένης εξουσίας πώλησης ή υποθήκευσης του πλοίου.

(iii) **Ναυλωτής Γυμνού Πλοίου** σημαίνει τον αντισυμβαλλόμενο ναυλωτή σε Ναύλωση Γυμνού Πλοίου.

(iv) **Ταμειακά Διαθέσιμα και Ταμειακά Ισοδύναμα** σημαίνει σωρευτικά τα εξής:

(1) τα ταμειακά διαθέσιμα και ταμειακά ισοδύναμα, πλέον των δεσμευμένων πιστωτικών υπολοίπων σε κάθε καταθετικό ή τρεχούμενο λογαριασμό, όπως αυτά απεικονίζονται στις ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας κατά την Ημερομηνία Αναφοράς και

(2) τα χρεόγραφα «επενδυτικής διαβάθμισης» (investment grade) (όπως αποτιμώνται και αναφέρονται στις

ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας κατά την Ημερομηνία Αναφοράς).

(v) **Πλοία Στόλου** σημαίνει συλλογικά, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το σύνολο των πλοίων, τα οποία (ολικώς ή μερικώς, άμεσα ή έμμεσα) ανήκουν σε Θυγατρικές της Εγγυήτριας ή αποτελούν αντικείμενο Ναύλωσης Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) από Θυγατρικές της Εγγυήτριας, τα οποία πλοία κατά την Ημερομηνία Αναφοράς περιλαμβάνονται στο Συνολικό Ενεργητικό σύμφωνα με τα σχετικά Λογιστικά Στοιχεία και στον ενικό σημαίνει οποιοδήποτε εξ αυτών.

(vi) **Πλοιοκτήτης** σημαίνει τον εγγεγραμμένο κύριο Πλοίου Στόλου το οποίο δεν έχει ναυλωθεί δυνάμει Ναύλωσης Γυμνού Πλοίου.

(vii) **Σύνολο Υποχρεώσεων** Σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το Σύνολο Ενεργητικού αφαιρούμενης της σωρευτικής αξίας των ιδίων κεφαλαίων της Εγγυήτριας, περιλαμβανομένων δικαιωμάτων μειοψηφίας (total stockholders' equity) όπως αποτυπώνονται, σε κάθε περίπτωση, στις Οικονομικές Καταστάσεις για την εν λόγω Ημερομηνία Αναφοράς, εξαιρουμένου κάθε ποσού αναβαλλόμενων εσόδων που προκύπτουν ως αποτέλεσμα διαφορών ναυλώσεων.

(viii) **Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού** σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς: (Α) το Σύνολο Ενεργητικού, αναπροσαρμοσμένο ούτως ώστε να λαμβάνεται υπόψη η Αγοραία Αξία του συνόλου των Πλοίων Στόλου (διά αντικατάστασης της λογιστικής αξίας εκάστου Πλοίου Στόλου, όπως προσδιορίζεται στα σχετικά Λογιστικά Στοιχεία, με την Αγοραία Αξία εκάστου Πλοίου Στόλου κατά τη συγκεκριμένη Ημερομηνία Αναφοράς) και (Β) το Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών για όλα τα Πλοία Συμμετοχών (διά αντικαταστάσεως της λογιστικής αξίας του Πλοίου Συμμετοχών, όπως προσδιορίζεται στα σχετικά Λογιστικά Στοιχεία κατά την εν λόγω Ημερομηνία Αναφοράς, με το Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών για όλα τα Πλοία Συμμετοχών κατά τη συγκεκριμένη Ημερομηνία Αναφοράς).

(ix) **Σύνολο Καθαρής Αξίας Αναπροσαρμοσμένων Ιδίων Κεφαλαίων** σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το ποσό κατά το οποίο το Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού υπερβαίνει το Σύνολο Υποχρεώσεων, σε κάθε περίπτωση κατά την εν λόγω Ημερομηνία Αναφοράς.

(x) **Καθαροί Χρεωστικοί Τόκοι** σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς και το δωδεκάμηνο που λήγει κατά την Ημερομηνία Αναφοράς, το σύνολο των εξόδων τόκου, αμοιβών

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
9, 115 24 Αθήνα
187 - ΔΟΥ: Ψυχικού
tsoukou@gmail.com
ο: 698 9700864

ανάληψης υποχρεώσεων καθώς και λοιπών αμοιβών, προμηθειών, και λοιπών εξόδων, χρεώσεων και δαπανών της Εγγυήτριας και των Θυγατρικών αυτής κατά τη διάρκεια της εν λόγω περιόδου, αφαιρουμένων των εισπραχθέντων εσόδων από τόκους της Εγγυήτριας σε ενοποιημένο επίπεδο, σύμφωνα με τα εκάστοτε US GAAP και όπως αποτυπώνονται στα εκάστοτε Λογιστικά Στοιχεία για την εν λόγω περίοδο.

(xi) **Συνολικά Έσοδα** σημαίνει, σε σχέση με την Εγγυήτρια και για την εκάστοτε Ημερομηνία Αναφοράς, τα έσοδα που αποτυπώνονται στα σχετικά Λογιστικά Στοιχεία για το δωδεκάμηνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς.

(xii) **Σύνολο Ενεργητικού** σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, τη σωρευτική αξία όλων των στοιχείων ενεργητικού της Εγγυήτριας, εξαιρουμένου κάθε ποσού δεδουλευμένων εσόδων που προκύπτουν ως αποτέλεσμα διαφορών ναυλώσεων, όπως αποδεικνύεται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω Ημερομηνία Αναφοράς.

(xiii) **Πλοία Συμμετοχών** σημαίνει συλλογικά, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το σύνολο των πλοίων τα οποία από κοινού ανήκουν ή αποτελούν αντικείμενο Ναύλωσης Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) από (1) την Εγγυήτρια ή/και οποιαδήποτε άλλη Θυγατρική της Εγγυήτριας και (2) τρίτο μέρος κατά την εν λόγω Ημερομηνία Αναφοράς, και στον ενικό σημαίνει οποιοδήποτε εξ αυτών.

(xiv) **Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών** σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς και έκαστο Πλοίο Συμμετοχών, το Ποσοστό επί του αθροίσματος (i) της Αγοραίας Αξίας του εν λόγω Πλοίου Συμμετοχών πλέον (ii) της αξίας του συνόλου ενεργητικού του καταχωρημένου Πλοιοκτήτη ή του Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης) του εν λόγω Πλοίου Συμμετοχών, εκτός της λογιστικής αξίας του εν λόγω Πλοίου Συμμετοχών, όπως έκαστο στοιχείο ενεργητικού παρουσιάζεται στις αντίστοιχες χρηματοοικονομικές καταστάσεις του Πλοιοκτήτη ή (κατά περίπτωση) Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), αφαιρουμένων (iii) των συνολικών υποχρεώσεων του καταχωρημένου Πλοιοκτήτη ή του Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), όπως παρουσιάζονται στις αντίστοιχες χρηματοοικονομικές καταστάσεις του Πλοιοκτήτη ή (κατά περίπτωση) Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), σε κάθε περίπτωση κατά την εν λόγω Ημερομηνία Αναφοράς.

(xv) **Δικαίωμα Επιμήκυνσης Περιόδου Ναύλωσης** σημαίνει το δικαίωμα ενός εκάστου των αντισυμβαλλομένων σε Εγκεκριμένη Σύμβαση Ναύλωσης να επιμηκύνει τη ναύλωση αυτή για προκαθορισμένο χρονικό διάστημα.

(xvi) **Εγκεκριμένη Σύμβαση Ναύλωσης** σημαίνει, σε σχέση με ένα Πλοίο Στόλου, κατά την εκάστοτε Ημερομηνία Αναφοράς κάθε σύμβαση χρονοναύλωσης ή άλλη σύμβαση ναύλωσης, η οποία έχει υπολειπόμενη διάρκεια μεγαλύτερη των δώδεκα (12) μηνών (εξαιρουμένου τυχόν Δικαιώματος Επιμήκυνσης Περιόδου Ναύλωσης, πλην Δικαιώματος Επιμήκυνσης Περιόδου Ναύλωσης που εξασκείται από τον αντίστοιχο Πλοιοκτήτη ή Ναυλωτή Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης), και συνάφθηκε έως και την εν λόγω Ημερομηνία Αναφοράς από τον Πλοιοκτήτη ή Ναυλωτή Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) του εν λόγω Πλοίου Στόλου με τον ναυλωτή, όπως εκάστοτε αυτή τροποποιείται και/ή συμπληρώνεται.

14.5 (i) Για τους σκοπούς του παρόντος Όρου 14.5 και των Όρων 14.1(viii) και 14.4 του παρόντος:

(1) Κάθε Πλοίο Στόλου αποτιμάται σε Δολάρια ΗΠΑ έως και τριάντα (30) ημέρες πριν από την εκάστοτε Ημερομηνία Αναφοράς μέσω αποτίμησης, με βάση τις διεθνώς αναγνωρισμένες πρακτικές αποτίμησεων πλοίων, από δύο (2) Εκτιμητές που έχουν οριστεί από την Εγγυήτρια και η εν λόγω αποτίμηση, με επιφύλαξη των κατωτέρω, θα συνιστά την Αγοραία Αξία κάθε Πλοίου Στόλου για τους σκοπούς των Όρων 14.1(viii) και 14.4 του παρόντος.

(2) Η Αγοραία Αξία κάθε Πλοίου Στόλου που καθορίζεται σύμφωνα με τις προβλέψεις του παρόντος Όρου θα είναι δεσμευτική και οριστική για την Εγγυήτρια έως το χρονικό σημείο κατά το οποίο θα λάβει χώρα περαιτέρω αποτίμηση σύμφωνα με τον παρόντα Όρο.

(3) Η Αγοραία Αξία κάθε Πλοίου Στόλου θα προκύπτει με ή χωρίς φυσική επιθεώρηση αυτού του Πλοίου Στόλου.

(ii) Ειδικότερα, για τους σκοπούς του παρόντος Όρου 14.5 και των Όρων 14.1(viii) και 14.4 του παρόντος, η αγοραία αξία Πλοίου Στόλου (η «**Αγοραία Αξία**»), προσδιορίζεται ως εξής: α) σε περίπτωση κατά την οποία η απόκλιση των αποτιμήσεων των δύο Εκτιμητών (υπολογιζόμενη ως η ποσοστιαία απόκλιση από την μεγαλύτερη αποτίμηση) είναι ίση ή μικρότερη του δέκα τοις εκατό (10%), η Αγοραία Αξία Πλοίου Στόλου ορίζεται ίση με την ανώτερη αξία εκ των δύο αποτιμήσεων και, β) σε περίπτωση κατά την οποία

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η απόκλιση των αποτιμήσεων των δύο Εκτιμητών υπερβαίνει το δέκα τοις εκατό (10%), η Αγοραία Αξία Πλοίου Στόλου ορίζεται ίση με την μέση αξία που προκύπτει από τις δύο αποτιμήσεις.

(iii) Για τους σκοπούς του Όρου 14.5 και των Όρων 14.1(viii) και 14.4 του παρόντος, η Αγοραία Αξία Πλοίου Στόλου, το οποίο κατά την κρίσιμη χρονική στιγμή δεν είναι αντικείμενο Εγκεκριμένης Σύμβασης Ναύλωσης, προσδιορίζεται βάσει αποτίμησης που έχει πραγματοποιηθεί από δύο (2) Εκτιμητές, οι οποίοι έχουν οριστεί από την Εγγυήτρια σύμφωνα με την παράγραφο (i) του παρόντος Όρου 14.5. Για τον σκοπό αυτό, η αποτίμηση θα γίνει επί τη βάσει σύντομης παράδοσης στον αγοραστή έναντι μετρητών και επί τη βάσει ελεύθερης διαπραγμάτευσης υπό κανονικούς εμπορικούς όρους, μεταξύ ενός αγοραστή και ενός πωλητή που εκφράζουν ελεύθερα τη δικαιοπρακτική τους βούληση, χωρίς επιθεώρηση, και χωρίς να λαμβάνεται υπόψη τυχόν υφιστάμενη ναύλωση ή άλλη δέσμευση αναφορικά με το εν λόγω Πλοίο Στόλου. Η Αγοραία Αξία Πλοίου Στόλου, το οποίο κατά την κρίσιμη χρονική στιγμή αποτελεί αντικείμενο Εγκεκριμένης Σύμβασης Ναύλωσης, προσδιορίζεται βάσει αποτίμησης που έχει πραγματοποιηθεί από δύο (2) Εκτιμητές, οι οποίοι έχουν οριστεί από την Εγγυήτρια σύμφωνα με την παράγραφο (i) του παρόντος Όρου 14.5. λαμβάνοντας υπόψη τυχόν υφιστάμενη ναύλωση ή άλλη δέσμευση αναφορικά με το εν λόγω Πλοίο Στόλου.

(iv) Για τους σκοπούς του παρόντος Όρου 14.5 και των Όρων 14.1(viii) και 14.4 του παρόντος, η αγοραία αξία Πλοίου Στόλου, το οποίο κατά την κρίσιμη χρονική στιγμή είναι νέο πλοίο υπό ναυπήγηση, προσδιορίζεται επί τη βάσει του ποσού των προκαταβολών, όπως αναπροσαρμόζεται με βάση τη διαφορά της συμβατικής τιμής και της Αγοραίας Αξίας τέτοιου νέου πλοίου σύμφωνα με τον παρόντα Όρο.

15. ΓΕΓΟΝΟΤΑ ΚΑΤΑΓΓΕΛΙΑΣ– ΚΑΤΑΓΓΕΛΙΑ

15.1 Με την επιφύλαξη του Όρου 15.5 του παρόντος, εφόσον επέλθει Γεγονός Καταγγελίας, το οποίο και συνεχίζει να υφίσταται χωρίς να θεραπευθεί εντός της περιόδου θεραπείας, σε κάθε περίπτωση που προβλέπεται, σύμφωνα με τους ειδικότερους όρους του παρόντος, ο Εκπρόσωπος των Ομολογιούχων, κατόπιν σχετικής απόφασης της Συνέλευσης που αποφασίζει με Αυξημένη Πλειοψηφία των Ομολογιούχων, υποχρεούται, δια Επιστολής Καταγγελίας προς την Εκδότρια και την Εγγυήτρια, να κηρύξει το σύνολο ή μέρος των Ομολογιών και όλων των λοιπών οφειλόμενων εκ των Εγγράφων του Ομολογιακού Δανείου ποσών ληξιπρόθεσμα και απαιτητά, συμπεριλαμβανομένων των δεδουλευμένων τόκων, που

αντιστοιχούν σε αυτά. Στην περίπτωση αυτή, τα ανωτέρω ποσά θα καθίστανται αυτομάτως και άνευ ετέρου ληξιπρόθεσμα και αμέσως απαιτητά από την Εκδότρια ή την Εγγυήτρια κατά την Ημερομηνία Καταγγελίας.

15.2 Μετά τη λήψη Επιστολής Καταγγελίας, η Εκδότρια ή η Εγγυήτρια υποχρεούνται να καταβάλουν το Ποσό Καταγγελίας κατά την Ημερομηνία Καταγγελίας.

15.3 Έως την ολοσχερή εξόφληση από την Εκδότρια ή την Εγγυήτρια του Ποσού Καταγγελίας, το Ποσό Καταγγελίας που τυχόν παραμένει ανεξόφλητο θα τοκίζεται με το Επιτόκιο Υπερημερίας αρχής γενομένης από την ημερομηνία επέλευσης Γεγονότος Καταγγελίας.

15.4 Μετά τη λήψη Επιστολής Καταγγελίας ή εφόσον το Ομολογιακό Δάνειο καταστεί αυτομάτως ληξιπρόθεσμο σύμφωνα με τον Όρο 15.5 του παρόντος, κάθε Ομολογιούχος θα δύναται να ασκεί ο ίδιος ή να εξουσιοδοτεί τον Εκπρόσωπο των Ομολογιούχων να ασκεί το σύνολο ή μέρος των δικαιωμάτων του, ενδίκων μέσων, εξουσιών και διακριτικών ευχερειών που προβλέπονται από τα Έγγραφα του Ομολογιακού Δανείου σε σχέση με ληξιπρόθεσμα ποσά τα οποία οφείλονται σε αυτόν τον Ομολογιούχο σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου.

15.5 Κατ' εξαίρεση των οριζόμενων στον Όρο 15.1 του παρόντος, σε περίπτωση Γεγονότος Καταγγελίας των Όρων 15.6 (iv) ή (vii) του παρόντος, όλες οι Ομολογίες, μετά των δεδουλευμένων τόκων και όλων των λοιπών ποσών που οφείλονται σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου, θα καθίστανται ληξιπρόθεσμα και αμέσως απαιτητά, χωρίς άλλη περαιτέρω όχληση ή ενέργεια από την πλευρά των Ομολογιούχων ή του Εκπρόσωπου των Ομολογιούχων.

15.6 Τα κατωτέρω γεγονότα συνομολογούνται ρητά ως Γεγονότα Καταγγελίας:

(i) Η μη εμπρόθεσμη, προσήκουσα και ολοσχερής καταβολή οποιουδήποτε ποσού οφείλεται από την Εκδότρια ή την Εγγυήτρια σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου, (i) εντός πέντε (5) Εργάσιμων Ημερών από την έκαστη ορισμένη Ημερομηνία Πληρωμής, εφόσον αφορά κεφάλαιο έκαστης Ομολογίας και (ii) εντός δέκα (10) Εργάσιμων Ημερών από την έκαστη ορισμένη Ημερομηνία Πληρωμής εφόσον αφορά τόκο ή/και τα Έξοδα έκαστης Ομολογίας, εκτός αν η μη εμπρόθεσμη καταβολή οφείλεται αποκλειστικά και μόνο σε τεχνική αδυναμία των συστημάτων πληρωμής έγκαιρης ολοκλήρωσης της πληρωμής και οι πληρωμές έγιναν κανονικά εντός τριάντα (30) Εργασίμων Ημερών από την εκάστοτε ορισμένη Ημερομηνία Πληρωμής.

(ii) Εάν οποιαδήποτε εκ των Εγγυητικών Δηλώσεων στις οποίες προβαίνουν η Εκδότρια και/ή η Εγγυήτρια στον Όρο 13 (Εγγυητικές

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Δηλώσεις και Διαβεβαιώσεις της Εκδότριας και της Εγγυήτριας) του παρόντος, αποδειχθεί ουσιωδώς ανακριβής, ή αναληθής ή/και παραπλανητική κατά τον χρόνο που γίνεται ή που επαναλαμβάνεται, ή η Εκδότρια και/ή η Εγγυήτρια παραβούν οποιαδήποτε εκ των Υποχρεώσεων του Όρου 14 (Υποχρεώσεις της Εκδότριας και της Εγγυήτριας) του παρόντος και η παράβαση αυτή έχει Ουσιώδη Δυσμενή Μεταβολή, εκτός εάν η Εκδότρια και/ή η Εγγυήτρια αποκαταστήσουν την ως άνω παράβαση εντός προθεσμίας τριάντα (30) Εργασίμων Ημερών από την λήψη έγγραφης και ειδικής προς τούτο ειδοποίησης από τον Εκπρόσωπο

(iii) Η παράβαση από την Εκδότρια ή την Εγγυήτρια οποιασδήποτε από τις ουσιώδεις συμβατικές υποχρεώσεις που έχει αναλάβει σε σχέση με τις Ομολογίες, εκτός εάν η Εκδότρια ή/και η Εγγυήτρια αποκαταστήσει(-ουν) την παράβαση αυτή εντός προθεσμίας τριάντα (30) Εργασίμων Ημερών από την επέλευση αυτής της παράβασης ή εντός τυχόν μεγαλύτερης προθεσμίας που ενδέχεται να χορηγηθεί, δυνάμει απόφασης Συνέλευσης που αποφασίζει με Αυξημένη Πλειοψηφία Ομολογιούχων.

(iv) Η λήψη απόφασης για λύση (είτε εκούσια μέσω απόφασης του αρμόδιου εταιρικού οργάνου, είτε μέσω τελεσίδικης δικαστικής απόφασης είτε με οποιονδήποτε άλλο τρόπο προβλέπει η νομοθεσία που διέπει τη λειτουργία τους) του νομικού προσώπου της Εκδότριας ή της Εγγυήτριας, εξαιρουμένης τυχόν απόφασης για λύση της Εκδότριας ή της Εγγυήτριας που επέρχεται ως αυτοδίκαιο αποτέλεσμα εταιρικού μετασχηματισμού, ο οποίος: (1) πληροί τις σωρευτικές προϋποθέσεις του όρου 14.1 (xii) και (2) δεν επηρεάζει την ικανότητα της να εκπληρώνει το σύνολο των υποχρεώσεών της έναντι των πάσης φύσεως δανειστών της (solvent liquidation).

(v) Η κήρυξη της Εκδότριας ή της Εγγυήτριας σε πτώχευση, σύμφωνα με τους εκάστοτε εφαρμοστέους κανόνες πτωχευτικού δικαίου

(vi) Εάν η Εκδότρια ή/και η Εγγυήτρια καταστούν υπερήμερες (λαμβάνοντας υπόψη και την περίοδο χάριτος που τυχόν έχει εφαρμογή) προς πιστωτικά ή χρηματοδοτικά ιδρύματα αναφορικά με οποιεσδήποτε οφειλές τους από κάθε είδους πιστωτικές ή χρηματοδοτικές συμβάσεις ποσού συνολικά άνω των είκοσι εκατομμυρίων Ευρώ (€20.000.000) ή του ισοδυνάμου του σε οποιοδήποτε άλλο νόμισμα, εφόσον έχει κοινοποιηθεί επιστολή καταγγελίας στην Εκδότρια ή την Εγγυήτρια (termination / acceleration notice) για το σύνολο του οφειλόμενου ποσού σύμφωνα με τους όρους της εκάστοτε πιστωτικής ή χρηματοδοτικής σύμβασης, εκτός εάν η Εκδότρια και/ή η Εγγυήτρια καταβάλουν εξ ολοκλήρου τις ως άνω οφειλές εντός προθεσμίας τριάντα (30)

Εργασίμων Ημερών από την ημερομηνία περιέλευσής τους σε κατάσταση υπερημερίας.

(vii) Η έκδοση τελεσίδικης δικαστικής απόφασης, με την οποία διατάσσεται η συντηρητική ή άλλη κατάσχεση ή δέσμευση ή εκτέλεση επί περιουσιακών στοιχείων της Εκδότριας και/ή της Εγγυήτριας ή απόφασης που διατάσσει προληπτικά μέτρα ή μέτρα προσωρινής δικαστικής προστασίας κατά περιουσιακών στοιχείων της Εκδότριας ή της Εγγυήτριας για ποσό που υπερβαίνει τα εβδομήντα πέντε εκατομμύρια Ευρώ (€75.000.000) ή του ισοδυνάμου του σε οποιοδήποτε άλλο νόμισμα, εφόσον τα αποτελέσματα των ανωτέρω δεν έχουν αρθεί ή ανατραπεί ή αναβληθεί ή αντικατασταθεί με εγγυοδοσία εντός ενενήντα (90) ημερών από την ημέρα κατά την οποία η Εκδότρια ή η Εγγυήτρια έλαβαν γνώση της απόφασης ή της έναρξης αναγκαστικής εκτέλεσης.

(viii) Οποιαδήποτε μέτρα και/ή διαδικασίες αναγκαστικής εκτέλεσης και είσπραξης (εκτός των περιπτώσεων που αναφέρονται στον Όρο 15.6(vii) του παρόντος) κατά της Εκδότριας και/ή της Εγγυήτριας για ποσό που υπερβαίνει σωρευτικά τα πενήντα εκατομμύρια Ευρώ (€50.000.000) ή του ισοδυνάμου του σε οποιοδήποτε άλλο νόμισμα, για τα οποία η Εκδότρια ή η Εγγυήτρια δεν έχουν εκκινήσει δικαστικές διαδικασίες και ενέργειες για την αναστολή ή ακύρωσή τους ή τα οποία δεν παύουν οριστικά λόγω εξωδικαστικής διευθέτησης, σε κάθε περίπτωση εντός προθεσμίας σαράντα πέντε (45) Εργάσιμων Ημερών από την ημέρα επιβολής του εν λόγω μέτρου και/ή διαδικασίας αναγκαστικής εκτέλεσης.

(ix) Η Επέλευση Γεγονότος Μεταβολής Ελέγχου.

(x) Η χρήση του ποσού των συνολικών καθαρών αντληθησομένων κεφαλαίων από την έκδοση των Ομολογιών για σκοπούς διαφορετικούς από αυτούς που προβλέπονται στον Όρο 2.1. του παρόντος, εκτός εάν η ως άνω αλλαγή χρήσης εγκριθεί με απόφαση της Συνέλευσης σύμφωνα με τον Όρο 18 του παρόντος.

(xi) Η παράβαση του συμφωνημένου ύψους οποιουδήποτε Χρηματοοικονομικού Δείκτη, ρητά διευκρινίζεται εν προκειμένω και ανεξαρτήτως λοιπών διατάξεων ότι δεν θα συνιστά Γεγονός Καταγγελίας, εφόσον ο Δείκτης αποκατασταθεί από την Εγγυήτρια κατά το χρονικό διάστημα που μεσολαβεί από την ημερομηνία αναφοράς των Οικονομικών Καταστάσεων μέχρι την υποβολή του Πιστοποιητικού Συμμόρφωσης.

16. ΑΜΟΙΒΕΣ

Γεωργία Ν. Κ
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Τηλέφωνο

Η Εκδότρια οφείλει να καταβάλει τις τυχόν Αμοιβές κατά τις συμφωνηθείσες ημερομηνίες καταβολής.

17. ΕΚΠΡΟΣΩΠΟΣ ΟΜΟΛΟΓΙΟΥΧΩΝ

17.1 Ο Εκπρόσωπος των Ομολογιούχων ενεργεί για λογαριασμό των Ομολογιούχων και για την προστασία των συμφερόντων των Ομολογιούχων υπό το Ομολογιακό Δάνειο, σύμφωνα με τις διατάξεις του άρθρου 65 του Νόμου και το παρόν Πρόγραμμα.

17.2 Ο Εκπρόσωπος των Ομολογιούχων τηρεί αρχείο Ομολογιών, στο οποίο καταχωρούνται όλες οι Ομολογίες σύμφωνα με τα αρχεία του Σ.Α.Τ.

17.3 Ο Εκπρόσωπος των Ομολογιούχων θα επιμελείται τη διενέργεια των δημοσιεύσεων και κοινοποιήσεων που απαιτείται να πραγματοποιηθούν από αυτόν σύμφωνα με τους όρους του παρόντος Προγράμματος και την ισχύουσα νομοθεσία και υπό την επιφύλαξη ειδικότερων όρων των Κανονισμών Χρηματιστηρίου.

17.4 Ο Εκπρόσωπος των Ομολογιούχων θα συνεργάζεται με το Χ.Α. και τον Διαχειριστή Σ.Α.Τ. για την καταχώριση των Ομολογιών και την παρακολούθηση των πληρωμών.

17.5 Όλες οι ειδοποιήσεις, και αιτήματα και κάθε επικοινωνία μεταξύ ενός Ομολογιούχου και της Εκδότριας και/ή της Εγγυήτριας διενεργούνται πάντοτε μέσω του Εκπροσώπου των Ομολογιούχων.

17.6 Ο Εκπρόσωπος των Ομολογιούχων οφείλει:

(α) να ενημερώνει αμελλητί την Εκδότρια για οποιαδήποτε ειδοποίηση έλαβε από Ομολογιούχο,

(β) να ενημερώνει αμελλητί κάθε Ομολογιούχο για οποιαδήποτε ειδοποίηση έλαβε από την Εκδότρια σύμφωνα με τον Όρο 29.7 του παρόντος, και

(γ) να παρέχει στην Εκδότρια, την Εγγυήτρια και τους Ομολογιούχους, κατόπιν αιτήματός τους, αντίγραφα, την ακρίβεια και πληρότητα των οποίων πιστοποιεί ο Εκπρόσωπος των Ομολογιούχων:

(i) του Προγράμματος και

(ii) οποιουδήποτε άλλου Εγγράφου του Ομολογιακού Δανείου.

17.7 Τα έξοδα του Εκπροσώπου των Ομολογιούχων για τη χορήγηση σχετικών αντιγράφων βαρύνουν τον αιτούντα Ομολογιούχο, την Εκδότρια ή την Εγγυήτρια, κατά περίπτωση, και καταβάλλονται, αντίστοιχα από τον αιτούντα Ομολογιούχο, την Εκδότρια ή την Εγγυήτρια στον Εκπρόσωπο των Ομολογιούχων εντός τριών (3) Εργασίμων Ημερών από σχετικό αίτημά του.

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17.8 Αν ο Εκπρόσωπος των Ομολογιούχων λάβει ειδοποίηση από την Εκδότρια, την Εγγυήτρια ή έναν από τους Ομολογιούχους ότι επήλθε Γεγονός Καταγγελίας, οφείλει να ενημερώσει άμεσα τους Ομολογιούχους σύμφωνα με τον Όρο 29.7 του παρόντος.

17.9 Σε περίπτωση που ο Εκπρόσωπος των Ομολογιούχων λάβει γνώση περί της μη πληρωμής κεφαλαίου, τόκων, Αμοιβής ή άλλου ποσού καταβλητέου προς Δανειστή σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου υποχρεούται να ειδοποιήσει αμελλητί και πάντως εντός πέντε (5) Εργασίμων Ημερών τους Ομολογιούχους σύμφωνα με τον Όρο 29.7 του παρόντος.

17.10 Εκτός αν άλλως προβλέπεται σε Έγγραφο του Ομολογιακού Δανείου, ο Εκπρόσωπος των Ομολογιούχων δεν υποχρεούται να ελέγχει την επάρκεια, ακρίβεια ή πληρότητα οποιουδήποτε εγγράφου προωθεί στην Εκδότρια, την Εγγυήτρια ή στους Ομολογιούχους.

17.11 Ο Εκπρόσωπος των Ομολογιούχων δύναται:

(α) να βασίζεται σε οποιαδήποτε ειδοποίηση ή έγγραφο θεωρεί ευλόγως ότι είναι γνήσιο και ότι φέρει την υπογραφή του κατάλληλου προσώπου,

(β) να βασίζεται σε οποιαδήποτε δήλωση έγινε από οποιοδήποτε πρόσωπο σχετικά με θέματα τα οποία μπορεί ευλόγως να θεωρήσει ότι μπορούν να επιβεβαιωθούν από αυτό το πρόσωπο,

(γ) να προσλαμβάνει, να αμείβει και να βασίζεται σε επαγγελματίες συμβούλους της επιλογής του, κατόπιν συμφωνίας με την Εκδότρια για το εύλογο της αμοιβής τους,

(δ) να ενεργεί σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου δια των προστηθέντων και των εκπροσώπων του (αλλά με την επιφύλαξη των όρων του Προγράμματος και του Νόμου σε σχέση με οποιαδήποτε ανάθεση αρμοδιοτήτων από τον Εκπρόσωπο των Ομολογιούχων), και

(ε) να απαιτεί ικανοποιητική κατά την κρίση του εξασφάλιση, είτε με την μορφή προκαταβολής είτε με άλλον τρόπο, για κάθε ζημία ή απώλεια την οποία μπορεί να υποστεί κατά την συμμόρφωση του με τις οδηγίες της Πλειοψηφίας των Ομολογιούχων.

17.12 Τα καθήκοντα του Εκπροσώπου των Ομολογιούχων σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου είναι απολύτως τεχνικής και διαχειριστικής φύσης.

17.13 Ουδείς εκ των όρων των Εγγράφων του Ομολογιακού Δανείου καθιστά τον Εκπρόσωπο των Ομολογιούχων καταπιστευματοδόχο, μεσεγγυούχο ή εργολάβο άλλου προσώπου, συμπεριλαμβανομένων των Ομολογιούχων.

ουτσούκου, Δ.Ν.
.Μ. Δ.Σ.Α. 32374
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17.14 Ο Εκπρόσωπος των Ομολογιούχων δεν θα υποχρεούται να λογοδοτεί στην Εκδότρια, στην Εγγυήτρια, σε οποιονδήποτε Ομολογιούχο ή οποιοδήποτε άλλο πρόσωπο για το κέρδος που αποκόμισε από οιαδήποτε δραστηριότητα που πραγματοποίησε για ίδιο λογαριασμό.

17.15 Ο Εκπρόσωπος των Ομολογιούχων μπορεί να δέχεται καταθέσεις, να δανείζει χρήματα και γενικώς να πραγματοποιεί τραπεζικές ή άλλες εμπορικές συναλλαγές με την Εκδότρια, την Εγγυήτρια ή/και άλλη Θυγατρική τους.

17.16 Εάν είναι ταυτόχρονα και Ομολογιούχος, ο Εκπρόσωπος των Ομολογιούχων έχει τα ίδια δικαιώματα και εξουσίες από τα Έγγραφα του Ομολογιακού Δανείου όπως κάθε άλλος Ομολογιούχος και μπορεί να ασκεί αυτά τα δικαιώματα και τις εξουσίες σαν να μην ήταν ο Εκπρόσωπος των Ομολογιούχων.

17.17 Ο Εκπρόσωπος των Ομολογιούχων μπορεί να θεωρεί (εκτός αν έχει λάβει ειδοποίηση περί του αντιθέτου υπό την ιδιότητά του ως Εκπρόσωπος των Ομολογιούχων) ότι δεν έχει επέλθει Γεγονός Καταγγελίας.

17.18 Ο Εκπρόσωπος των Ομολογιούχων δεν υποχρεούται σε καμία πράξη ή παράλειψη, εάν αυτή κατά την εύλογη κρίση του θα συνιστούσε παράβαση νόμου ή καθήκοντος πίστης ή εχεμύθειας.

17.19 Οι Ομολογιούχοι του παρόντος Ομολογιακού Δανείου οργανώνονται σε ομάδα (η **Ομάδα**) σύμφωνα με τις διατάξεις του Νόμου και του παρόντος Προγράμματος. Η Ομάδα δεν έχει χωριστή νομική προσωπικότητα.

17.20 Ο Εκπρόσωπος των Ομολογιούχων οφείλει να συγκαλεί συνελεύσεις της Ομάδας σύμφωνα με τον Όρο 18 (Αποφάσεις των Ομολογιούχων) του παρόντος και τις διατάξεις του άρθρου 63 του Νόμου.

17.21 Ο Εκπρόσωπος των Ομολογιούχων δεν θα υπέχει ευθύνη έναντι της Εκδότριας, της Εγγυήτριας ή οποιουδήποτε από τους Ομολογιούχους για οποιαδήποτε πράξη ή παράλειψη που διενήργησε σύμφωνα με εντολές της Πλειοψηφίας των Ομολογιούχων, ή της Αυξημένης Πλειοψηφίας των Ομολογιούχων κατά περίπτωση. Οποιεσδήποτε τέτοιες εντολές θα δεσμεύουν όλους τους Ομολογιούχους.

17.22 Ο Εκπρόσωπος των Ομολογιούχων, κατά την άσκηση των καθηκόντων του και την εκπλήρωση των υποχρεώσεών του στα πλαίσια των Εγγράφων του Ομολογιακού Δανείου, ευθύνεται έναντι των Ομολογιούχων, της Εκδότριας και της Εγγυήτριας μόνο για δόλο και βαριά αμέλεια.

17.23 Ο Εκπρόσωπος των Ομολογιούχων υποχρεούται πάντα να ενεργεί σύμφωνα με τις εντολές των Ομολογιούχων (συμπεριλαμβανομένης ενδεικτικώς της περίπτωσης της επίδοσης οποιασδήποτε ειδοποίησης προς την Εκδότρια σχετικά με την επέλευση Γεγονότος Καταγγελίας ή

οποιασδήποτε Επιστολής Καταγγελίας), με την εξαίρεση μόνο των ενεργειών ή θεμάτων:

(α) αποκλειστικά διαχειριστικής φύσης,

(β) τα οποία έχουν ως αποτέλεσμα ή σχετίζονται με την παραίτηση από τα δικαιώματα και τις απαιτήσεις του Εκπρόσωπου των Ομολογιούχων σε σχέση με:

(i) τις Αμοιβές του ή

(ii) οποιαδήποτε Έξοδα ή Φόρους οφειλόμενα στον Εκπρόσωπο των Ομολογιούχων για λογαριασμό του και/ή

(γ) τα οποία δηλώνεται ρητώς στο σχετικό Έγγραφο του Ομολογιακού Δανείου ότι διενεργούνται αποκλειστικώς από τον Εκπρόσωπο των Ομολογιούχων.

17.24 Ειδικότερα, ο Εκπρόσωπος των Ομολογιούχων οφείλει να ενεργεί σύμφωνα με τις εντολές της Πλειοψηφίας των Ομολογιούχων ή της Αυξημένης Πλειοψηφίας Ομολογιούχων (όπως προβλέπεται στο παρόν Πρόγραμμα) σε σχέση με οποιοδήποτε από τα θέματα τα οποία παρατίθενται στο άρθρο 65 παρ. 3(γ) του Νόμου.

17.25 Ο Εκπρόσωπος των Ομολογιούχων δεν είναι υπεύθυνος:

(α) για την επάρκεια, ακρίβεια και/ή πληρότητα οποιασδήποτε δήλωσης, πληροφορίας ή διαβεβαίωσης (προφορικής ή έγγραφης) η οποία παρέχεται από την Εκδότρια, την Εγγυήτρια ή οποιοδήποτε άλλο πρόσωπο σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου ή

(β) για τη νομιμότητα, εγκυρότητα, αποτελεσματικότητα, επάρκεια ή εκτελεστότητα οποιουδήποτε Εγγράφου του Ομολογιακού Δανείου ή οποιασδήποτε άλλης σύμβασης, συμφωνίας ή εγγράφου το οποίο υπεγράφη σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου, ή (γ) για τον έλεγχο συνδρομής περιστάσεων σύγκρουσης συμφερόντων σύμφωνα με τα ειδικότερα οριζόμενα στον ορισμό «Μη Ψηφίζων Ομολογιούχος» του Όρου 1 (Ορισμοί) και στον Όρο 18 (Αποφάσεις των Ομολογιούχων) του παρόντος.

17.26 Ουδείς Ομολογιούχος (εκτός από τον Εκπρόσωπο των Ομολογιούχων) δύναται να στραφεί εναντίον οποιουδήποτε στελέχους, εργαζομένου ή προστηθέντος του Εκπροσώπου των Ομολογιούχων για την ικανοποίηση απαίτησης, την οποία τυχόν έχει κατά του Εκπροσώπου των Ομολογιούχων ή σε σχέση με οποιαδήποτε πράξη ή παράλειψη αυτού του στελέχους, εργαζομένου ή προστηθέντος σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου. Ο παρών Όρος συνομολογείται ως συμφωνία και υπέρ των στελεχών, εργαζομένων ή/και των προστηθέντων του Εκπροσώπου των Ομολογιούχων, την οποία δύνανται να επικαλεσθούν

Ν. Κουτσούκου, Δ.Ν.
ς - Α.Μ. Δ.Σ.Α. 32374
ια 9, 115 24 Αθήνα
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outsoukou@gmail.com
ωνο: 698 9700864

ευθέως σύμφωνα με τις διατάξεις του άρθρου 411 του Αστικού Κώδικα περί σύμβασης υπέρ τρίτου.

17.27 Ο Εκπρόσωπος των Ομολογιούχων δεν υποχρεούται να διενεργεί ελέγχους της ταυτότητας («know your client») οποιουδήποτε προσώπου για λογαριασμό των Ομολογιούχων και κάθε Ομολογιούχος επιβεβαιώνει προς τον Εκπρόσωπο των Ομολογιούχων ότι είναι αποκλειστικώς υπεύθυνος για αυτούς τους ελέγχους τους οποίους υποχρεούται να διενεργήσει και ότι δεν μπορεί να στηριχθεί σε οποιαδήποτε δήλωση σε σχέση με τέτοιους ελέγχους, η οποία προέρχεται από οποιοδήποτε άλλο πρόσωπο.

17.28 Ο Εκπρόσωπος των Ομολογιούχων δύναται να παραιτηθεί ειδοποιώντας εντός εύλογης προηγούμενης προθεσμίας σχετικά τους Ομολογιούχους και την Εκδότρια οπότε δυνάμει απόφασης Συνέλευσης που αποφασίζει με Πλειοψηφία Ομολογιούχων, και κατόπιν ενημέρωσης της Εκδότριας, δύναται να διορίσει διάδοχο Εκπρόσωπο των Ομολογιούχων (υπό τον όρο ότι αυτός ο διάδοχος πληροί τις προϋποθέσεις του Νόμου ως προς τον Εκπρόσωπο των Ομολογιούχων) και σύμφωνα με τις διατάξεις του άρθρου 67 του Νόμου.

17.29 Αν δεν οριστεί διάδοχος Εκπρόσωπος των Ομολογιούχων σύμφωνα με τον Όρο 17.28 του παρόντος εντός τριάντα (30) ημερών από τη γνωστοποίηση της παραιτήσεώς του, ο Εκπρόσωπος των Ομολογιούχων, κατόπιν ενημέρωσης των Ομολογιούχων, της Εκδότριας και του Χ.Α., δύναται να διορίσει αυτός διάδοχο Εκπρόσωπο των Ομολογιούχων (υπό τον όρο ότι αυτός ο διάδοχος πληροί τις προϋποθέσεις του Νόμου ως προς τον Εκπρόσωπο των Ομολογιούχων).

17.30 Για το διορισμό/αντικατάσταση του Εκπροσώπου των Ομολογιούχων ενημερώνεται σχετικά ο Διαχειριστής Σ.Α.Τ. και γίνεται σχετική δημοσίευση μέσω της ιστοσελίδας του Χ.Α. με δαπάνες της Εκδότριας καθώς και στην ιστοσελίδα της Εκδότριας.

17.31 Ο απερχόμενος Εκπρόσωπος των Ομολογιούχων οφείλει να θέσει στη διάθεση του διαδόχου Εκπροσώπου των Ομολογιούχων κάθε έγγραφο και κάθε στοιχείο και να παράσχει κάθε εύλογη συνδρομή προς τον διάδοχο Εκπρόσωπο των Ομολογιούχων για την εκπλήρωση των καθηκόντων του ως νέου Εκπρόσωπου των Ομολογιούχων.

17.32 Κατόπιν του διορισμού διαδόχου, ο απερχόμενος Εκπρόσωπος των Ομολογιούχων απαλλάσσεται από οποιαδήποτε περαιτέρω υποχρέωση σε σχέση με τα Έγγραφα του Ομολογιακού Δανείου. Επιβιώνουν ωστόσο προς όφελός του οι διατάξεις του παρόντος Όρου 17 (Εκπρόσωπος των Ομολογιούχων) του παρόντος για ενέργειες και γεγονότα, τα οποία έλαβαν χώρα κατά το χρονικό διάστημα το οποίο ενεργούσε ως Εκπρόσωπος των Ομολογιούχων. Ο διάδοχός του και κάθε ένα από τα άλλα Μέρη θα έχουν

τα ίδια εκατέρωθεν δικαιώματα και υποχρεώσεις ως αν ο διάδοχος ήταν εξ αρχής Δανειστής.

17.33 Η Συνέλευση με απόφαση της Πλειοψηφίας Ομολογιούχων δύναται να αντικαταστήσει τον Εκπρόσωπο των Ομολογιούχων σύμφωνα με τις διατάξεις του άρθρου 67 του Νόμου.

17.34 Εάν τμήμα ή διεύθυνση του Εκπροσώπου των Ομολογιούχων λάβει γνώση γεγονότος ή πληροφορίας που είναι εμπιστευτικά, δύναται να την τηρεί ως εμπιστευτική και δεν τεκμαίρεται ότι ο Εκπρόσωπος των Ομολογιούχων έχει λάβει γνώση αυτής.

17.35 Με την επιφύλαξη τυχόν ευθύνης της Εκδότριας και της Εγγυήτριας για τις πληροφορίες που παρέχουν οι ίδιες ή που παρέχονται για λογαριασμό τους σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου, κάθε Ομολογιούχος ρητά συνομολογεί ότι ήταν και παραμένει αποκλειστικώς υπεύθυνος για να πραγματοποιήσει τις δικές του ανεξάρτητες εκτιμήσεις και έρευνες περί των κινδύνων που σχετίζονται με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου συμπεριλαμβανομένων ενδεικτικώς:

(α) της νομικής, οικονομικής και της γενικότερης κατάστασης της Εκδότριας, της Εγγυήτριας και κάθε Θυγατρικής τους,

(β) της νομιμότητας, εγκυρότητας, ή εκτελεστότητας οποιουδήποτε Εγγράφου του Ομολογιακού Δανείου ή οποιασδήποτε άλλης σύμβασης, συμφωνίας ή εγγράφου το οποίο υπεγράφη σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου,

(γ) των δικαιωμάτων του να στραφεί κατά οποιουδήποτε συμβαλλόμενου μέρους του παρόντος Προγράμματος (το «Μέρος») και της έκτασης και της φύσης αυτών, και

(δ) της επάρκειας, ακρίβειας και/ή πληρότητας οποιασδήποτε πληροφορίας (προφορικής ή έγγραφης) η οποία παρέχεται από οποιοδήποτε Μέρος ή οποιοδήποτε άλλο πρόσωπο σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου ή τις συναλλαγές που προβλέπονται σύμφωνα με τα Έγγραφα του Ομολογιακού Δανείου ή οποιαδήποτε άλλη σύμβαση, συμφωνία ή έγγραφο το οποίο υπεγράφη εν όψει ή σε σχέση με οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου.

17.36 Με την επιφύλαξη των οριζομένων στο Πρόγραμμα, ο Εκπρόσωπος των Ομολογιούχων δύναται, αλλά δεν υποχρεούται να αιτηθεί οποιοδήποτε έγγραφο ή πληροφορία από την Εκδότρια και/ή την Εγγυήτρια.

17.37 Ο Εκπρόσωπος των Ομολογιούχων δεν υποχρεούται να αποκαλύπτει σε οποιοδήποτε πρόσωπο οποιαδήποτε εμπιστευτική πληροφορία του έχει παρασχεθεί σε σχέση με την Εκδότρια και/ή την Εγγυήτρια, με την εξαίρεση πληροφοριών που του παρασχέθηκαν υπό την ιδιότητά του ως

Εκπροσώπου των Ομολογιούχων σύμφωνα με το Πρόγραμμα, σε σχέση με την οποία ο Εκπρόσωπος των Ομολογιούχων εξουσιοδοτείται ανεκκλήτως από την Εκδότρια και/ή την Εγγυήτρια να ενημερώνει εγκαίρως τους Ομολογιούχους.

17.38 Σε περίπτωση καταγγελίας του Ομολογιακού Δανείου:

(α) Ο Εκπρόσωπος των Ομολογιούχων υποχρεούται να καταθέτει αμέσως μετά την είσπραξή τους στον Λογαριασμό του Ομολογιακού Δανείου κάθε ποσό το οποίο καταβλήθηκε ή εισπράχθηκε σε εξόφληση υποχρεώσεων από τα Έγγραφα του Ομολογιακού Δανείου.

(β) Ο Εκπρόσωπος των Ομολογιούχων υποχρεούται να ειδοποιεί άμεσα τους Ομολογιούχους για κάθε καταβολή, η οποία έγινε σύμφωνα με την ανωτέρω παράγραφο (α), μέσω της Εκδότριας στον επίσημο διαδικτυακό τόπο του Χρηματιστηρίου Αθηνών.

18. ΑΠΟΦΑΣΕΙΣ ΤΩΝ ΟΜΟΛΟΓΙΟΥΧΩΝ

18.1 Απόφαση της Ομάδας των Ομολογιούχων απαιτείται για:

(α) οποιαδήποτε τροποποίηση Όρου του παρόντος Προγράμματος ή παραίτηση από δικαιώματα ή υποχρεώσεις ή αλλοίωση δικαιωμάτων που απορρέουν από το παρόν Πρόγραμμα ή οποιοδήποτε άλλο Έγγραφο του Ομολογιακού Δανείου (ή η συγκατάθεση, άρση ή οιαδήποτε ενέργεια ή παράλειψη επιφέρει παρόμοια αποτελέσματα), που ενδέχεται να έχουν συνέπειες επί των δικαιωμάτων αυτών των Ομολογιούχων και/ή οποιασδήποτε καταβολής προς αυτούς, ή

(β) οποιαδήποτε ενέργεια ή θέμα για το οποίο απαιτείται η παροχή εντολών ή συναίνεσης των Ομολογιούχων σύμφωνα με το παρόν Πρόγραμμα ή εκ του Νόμου.

18.2 Καμία τροποποίηση Όρου του παρόντος Προγράμματος ή παραίτηση (ολική ή μερική) από δικαίωμα ή υποχρέωση ή αλλοίωση δικαιώματος που απορρέει από οποιονδήποτε όρο του παρόντος Προγράμματος ή οποιουδήποτε άλλου Εγγράφου του Ομολογιακού Δανείου δεν θα ισχύει αν δεν έχει προηγουμένως εγκριθεί σύμφωνα με τον Όρο 23 (Τροποποίηση και Παραίτηση εκ Δικαιωμάτων) του παρόντος.

18.3 Οι αποφάσεις των Ομολογιούχων/της Ομάδας λαμβάνονται κατά τη Συνέλευση των Ομολογιούχων.

Η Συνέλευση:

(α) συγκαλείται από το διοικητικό συμβούλιο της Εκδότριας ή τον εκκαθαριστή ή τον σύνδικο της πτώχευσης της Εκδότριας ή τον

Εκπρόσωπο των Ομολογιούχων με δική του πρωτοβουλία ή κατόπιν αιτήματος:

(i) της Εκδότριας ή

(ii) Ομολογιούχων που κατέχουν Ομολογίες οι οποίες αντιπροσωπεύουν τουλάχιστον δέκα τοις εκατό (10%) του συνολικού ανεξόφλητου κεφαλαίου των Ομολογιών (κατόπιν αφαίρεσης κεφαλαίου τυχόν Ομολογιών που κατέχονται από Μη Ψηφίζοντες Ομολογιούχους) ή

(iii) της Εγγυήτριας,

διά πρόσκλησης που δημοσιεύεται δέκα (10) τουλάχιστον πλήρεις ημέρες πριν την ημερομηνία της Συνέλευσης στην ιστοσελίδα που τηρεί η Εκδότρια, καθώς και μέσω του Χ.Α.

Η πρόσκληση περιλαμβάνει την προτεινόμενη ημερομηνία και διεύθυνση στην οποία θα λάβει χώρα η Συνέλευση, την ημερήσια διάταξη της Συνέλευσης, τους Ομολογιούχους που έχουν δικαίωμα συμμετοχής, ακριβείς οδηγίες για τον τρόπο με τον οποίο οι Ομολογιούχοι θα μπορέσουν να συμμετάσχουν στη Συνέλευση και να ασκήσουν τα δικαιώματά τους αυτοπροσώπως ή δι' αντιπροσώπου, καθώς και την ημερομηνία και τόπο σύγκλησης της επαναληπτικής Συνέλευσης εντός πέντε (5) ημερών από την αρχική, σε περίπτωση μη επίτευξης της προβλεπόμενης απαρτίας και λαμβάνει χώρα χωρίς να υποχρεούται ο Εκπρόσωπος των Ομολογιούχων να προσκαλέσει την Εκδότρια στη Συνέλευση, εκτός εάν η Συνέλευση συνέρχεται κατόπιν αιτήματος της Εκδότριας.

Σε περίπτωση νέας πρόσκλησης σε επαναληπτική συνεδρίαση της Συνέλευσης των Ομολογιούχων, αυτή δημοσιεύεται κατά τα ως άνω, προ τριών (3) πλήρων ημερών πριν την ημερομηνία της επαναληπτικής συνεδρίασης της Συνέλευσης. Νεότερη πρόσκληση δεν απαιτείται, εάν στην αρχική πρόσκληση ορίζονται ο τόπος και ο χρόνος της ως άνω επαναληπτικής συνεδρίασης της Συνέλευσης των Ομολογιούχων.

Η Συνέλευση των Ομολογιούχων θα συνέρχεται στα γραφεία του Εκπροσώπου των Ομολογιούχων ή της Εκδότριας ή σε άλλο τόπο στην Αθήνα, όπως θα ορίζεται κάθε φορά στην πρόσκληση. Επίσης, η πρόσκληση της Συνέλευσης των Ομολογιούχων μπορεί να προβλέπει τη δυνατότητα συμμετοχής από απόσταση, με οπτικοακουστικά ή άλλα ηλεκτρονικά μέσα, χωρίς τη φυσική παρουσία των Ομολογιούχων στον τόπο διεξαγωγής της Συνέλευσης των Ομολογιούχων. Στην περίπτωση αυτή, η Εκδότρια, κατόπιν σχετικής ενημέρωσής της από τον Εκπρόσωπο των Ομολογιούχων, λαμβάνει επαρκή μέτρα ώστε:

(α) να είναι σε θέση να διασφαλίσει την ταυτότητα των Ομολογιούχων, τη συμμετοχή αποκλειστικά των προσώπων που δικαιούνται να

συμμετέχουν ή να παρίστανται στη Συνέλευση και την ασφάλεια της ηλεκτρονικής σύνδεσης,

(β) να παρέχεται η δυνατότητα στους συμμετέχοντες να παρακολουθούν με ηλεκτρονικά ή οπτικοακουστικά μέσα τη διεξαγωγή της Συνέλευσης των Ομολογιούχων και να απευθύνονται στη Συνέλευση των Ομολογιούχων, προφορικά ή εγγράφως, από απόσταση, καθώς και να ψηφίζουν επί των θεμάτων της ημερήσιας διάταξης, και

(γ) να είναι δυνατή η ακριβής καταγραφή της ψήφου εκάστου συμμετέχοντος από απόσταση.

18.4 (α) Με την επιφύλαξη της παραγράφου (β) κατωτέρω, η Συνέλευση βρίσκεται σε απαρτία και λαμβάνει έγκυρα αποφάσεις εφόσον παρίστανται σε αυτή ένας ή περισσότεροι Ομολογιούχοι οι οποίοι κατέχουν Ομολογίες οι οποίες αντιπροσωπεύουν ποσοστό τουλάχιστον πενήντα τοις εκατό (50%) του εκάστοτε συνολικού ανεξόφλητου κεφαλαίου του Ομολογιακού Δανείου (μετά την αφαίρεση του ποσού των Ομολογιών που τυχόν κατέχονται από Μη Ψηφίζοντες Ομολογιούχους).

Εφόσον δεν επιτευχθεί η απαρτία του ανωτέρω εδαφίου, η επαναληπτική Συνέλευση βρίσκεται σε απαρτία εφόσον παρίστανται σε αυτή ένας ή περισσότεροι Ομολογιούχοι οι οποίοι κατέχουν Ομολογίες οι οποίες αντιπροσωπεύουν ποσοστό τουλάχιστον είκοσι τοις εκατό (20%) του εκάστοτε συνολικού ανεξόφλητου κεφαλαίου του Ομολογιακού Δανείου (μετά την αφαίρεση του ποσού των Ομολογιών που τυχόν κατέχονται από Μη Ψηφίζοντες Ομολογιούχους). Εάν και στην επαναληπτική Συνέλευση δεν επιτευχθεί η απαιτούμενη απαρτία, τότε δεν θα είναι δυνατή η πρόοδος των εργασιών της Συνέλευσης και δεν θα λαμβάνεται απόφαση για τα θέματα της ημερησίας διάταξης.

(β) Κατ' εξαίρεση των οριζόμενων υπό την παράγραφο (α) ανωτέρω, αναφορικά με την περίπτωση (i) της καταγγελίας του Ομολογιακού Δανείου σύμφωνα με τον Όρο 15 (Γεγονότα Καταγγελίας - Καταγγελία) του παρόντος, (ii) της τροποποίησης των όρων του παρόντος Προγράμματος αναφορικά με τα Γεγονότα Καταγγελίας, τους όρους του παρόντος Προγράμματος σε σχέση με την απαρτία για τη λήψη αποφάσεων στην Συνέλευση (συμπεριλαμβανομένου του εδαφίου (β) του Όρου 18.4 του παρόντος), την Πλειοψηφία Ομολογιούχων και την Αυξημένη Πλειοψηφία Ομολογιούχων, η Συνέλευση βρίσκεται σε απαρτία και λαμβάνει έγκυρα αποφάσεις εφόσον παρίστανται σε αυτή ένας ή περισσότεροι Ομολογιούχοι οι οποίοι κατέχουν Ομολογίες οι οποίες αντιπροσωπεύουν ποσοστό τουλάχιστον εξήντα έξι και 0,67 τοις εκατό (66,67%) του εκάστοτε συνολικού ανεξόφλητου κεφαλαίου του Ομολογιακού Δανείου (μετά την αφαίρεση του ποσού των Ομολογιών που τυχόν κατέχονται από Μη Ψηφίζοντες Ομολογιούχους). Εφόσον δεν επιτευχθεί η απαρτία του

18.8 τυχόν ακυρότητα της απόφασης της Συνέλευσης δεν δύναται να προταθεί μετά την πάροδο έξι (6) μηνών από τη λήψη της σχετικής απόφασης.

18.9 Ο Εκπρόσωπος των Ομολογιούχων υποχρεούται να τηρεί πρακτικά των Συνελεύσεων. Τα πρακτικά που τηρεί ο Εκπρόσωπος των Ομολογιούχων αποτελούν πλήρη απόδειξη έναντι όλων των μερών ότι έλαβε χώρα Συνέλευση κατά την ημερομηνία που αναφέρεται στα πρακτικά καθώς και για τις αποφάσεις που ελήφθησαν κατά τη Συνέλευση αυτή.

Η Εκδότρια παραιτείται από το δικαίωμα να ορίσει διαφορετική σειρά καταλογισμού των καταβολών.

20.2 Μέχρι και την καταγγελία του παρόντος Προγράμματος, εάν τα ποσά που η Εκδότρια ή/και η Εγγυήτρια έχει(-ουν) θέσει στη διάθεση του Εκπροσώπου των Ομολογιούχων ή του Διαχειριστή Πληρωμών δεν επαρκούν για την πλήρη εξόφληση ποσού που οφείλεται στους Ομολογιούχους έναντι του Χρέους, τα ποσά αυτά διατίθενται στους Ομολογιούχους, με εφαρμογή της σειράς καταλογισμού του Όρου 20.1 του παρόντος, κατανεμόμενα μεταξύ των Ομολογιούχων σύμφωνα με την Αναλογική Συμμετοχή τους.

21. ΣΥΜΨΗΦΙΣΜΟΣ

21.1 Όλες οι καταβολές της Εκδότριας δυνάμει του παρόντος Προγράμματος θα διενεργούνται χωρίς έκπτωση λόγω συμψηφισμού, ολικού ή μερικού, μεταξύ μιας ή περισσοτέρων απαιτήσεων της Εκδότριας ή/και της Εγγυήτριας ή/και του Εκπροσώπου των Ομολογιούχων ή/και των Ομολογιούχων ή/και του Διαχειριστή Σ.Α.Τ. ή άλλως πώς, της Εκδότριας, της Εγγυήτριας και των Ομολογιούχων παραιτουμένων ρητώς κάθε σχετικού δικαιώματος συμψηφισμού. Επιπροσθέτως, η Εκδότρια και η Εγγυήτρια παραιτούνται ρητώς κάθε δικαιώματος επίσχεσης κατά του Εκπροσώπου των Ομολογιούχων ή/και των Ομολογιούχων ή/και του Διαχειριστή Σ.Α.Τ.

21.2 Σε περίπτωση καταβολής σε Ομολογιούχο σε χρόνο κατά τον οποίο είναι υπερήμερη η Εκδότρια ή/και η Εγγυήτρια προς τους λοιπούς Ομολογιούχους, ο λήπτης Ομολογιούχος θα υποχρεούται να αποδώσει πάραυτα το ληφθέν ποσό δια της κατάθεσής του στο Λογαριασμό Διαχειριστή Σ.Α.Τ., οπότε, ως προς το ποσό αυτό, θα λογίζεται ότι έχει εισπραχθεί για λογαριασμό του συνόλου των Ομολογιούχων με ημερομηνία τοκοφορίας εκείνη της ημερομηνίας καταβολής στον Λογαριασμό Διαχειριστή Σ.Α.Τ. Σε περίπτωση που, παρά τον Όρο 21.1 του παρόντος, πραγματοποιηθεί νομίμως και εγκύρως συμψηφισμός, ως είσπραξη από Ομολογιούχο θα λογίζεται και ο συμψηφισμός, με αποτέλεσμα να επέρχονται οι συνέπειες του προηγούμενου εδαφίου.

22. ΑΝΑΛΟΓΙΚΗ ΔΙΑΝΟΜΗ

Οποιοδήποτε ποσό οφείλεται στους Ομολογιούχους από τις Ομολογίες και οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου διανέμεται από τον Διαχειριστή Σ.Α.Τ. στους Ομολογιούχους σύμφωνα με την Αναλογική Συμμετοχή τους.

23. ΤΡΟΠΟΠΟΙΗΣΗ ΚΑΙ ΠΑΡΑΙΤΗΣΗ ΕΚ ΔΙΚΑΙΩΜΑΤΩΝ

τσούκου, Δ.Ν.
. Δ.Σ.Α. 32374
5 24 Αθήνα
- ΔΟΥ: Ψυχικού
kou@gmail.com
98 9700864

23.1 Με την επιφύλαξη των οριζομένων υπό των Όρων 23.2 και 23.3 του παρόντος, οι Όροι του παρόντος Προγράμματος τροποποιούνται με έγγραφο καταρτιζόμενο μεταξύ της Εκδότριας, της Εγγυήτριας και του Εκπροσώπου των Ομολογιούχων ενεργούντος σύμφωνα με απόφαση της Συνέλευσης που λαμβάνεται με την Πλειοψηφία Ομολογιούχων ή, όπου προβλέπεται, με την Αυξημένη Πλειοψηφία Ομολογιούχων, αποκλειομένου κάθε άλλου αποδεικτικού μέσου στο οποίο συμπεριλαμβάνεται και ο όρκος. Οποιαδήποτε τέτοια τροποποίηση θα δεσμεύει την Εκδότρια, την Εγγυήτρια και όλους τους Δανειστές.

23.2 Με την επιφύλαξη των οριζομένων υπό τον Όρο 23.3 του παρόντος, η παραίτηση εκ δικαιωμάτων που απορρέουν από τα Έγγραφα του Ομολογιακού Δανείου (ή η συγκατάθεση, άρση ή οιαδήποτε ενέργεια ή παράλειψη επιφέρει παρόμοια αποτελέσματα) συντελείται με έγγραφο καταρτιζόμενο από τον Εκπρόσωπο των Ομολογιούχων, ενεργούντος σύμφωνα με απόφαση της Συνέλευσης που λαμβάνεται με την Πλειοψηφία Ομολογιούχων ή, όπου προβλέπεται, με την Αυξημένη Πλειοψηφία Ομολογιούχων, αποκλειομένου κάθε άλλου αποδεικτικού μέσου στο οποίο συμπεριλαμβάνεται και ο όρκος, και κοινοποιούμενο προς την Εκδότρια. Οποιαδήποτε τέτοια παραίτηση θα δεσμεύει την Εκδότρια, την Εγγυήτρια και όλους τους Δανειστές.

23.3 Κατ' εξαίρεση των οριζομένων υπό τον Όρο 23.1 και τον Όρο 23.2 του παρόντος, οποιαδήποτε τροποποίηση (ή παραίτηση, συγκατάθεση, άρση ή οιαδήποτε ενέργεια ή παράλειψη επιφέρει παρόμοια αποτελέσματα) του Ομολογιακού Δανείου με όρους που είναι δυσμενέστεροι των αρχικών για τους Ομολογιούχους, θα πραγματοποιείται μόνο κατόπιν της προηγούμενης απόφασης της Συνέλευσης που λαμβάνεται με την πλειοψηφία που ορίζει το άρθρο 60 παρ. 7 του Νόμου, ήτοι με πλειοψηφία τουλάχιστον δύο τρίτων (2/3) του συνόλου της ονομαστικής αξίας των Ομολογιών, οι κάτοχοι των οποίων έχουν δικαίωμα ψήφου, από κοινού με την έγγραφη συμφωνία μεταξύ του Εκπροσώπου των Ομολογιούχων (ενεργώντας σύμφωνα με τις οδηγίες της ως άνω Συνέλευσης) και της Εκδότριας, αποκλειομένου κάθε άλλου αποδεικτικού μέσου στο οποίο συμπεριλαμβάνεται και ο όρκος. Οποιαδήποτε τέτοια τροποποίηση, παραίτηση, συγκατάθεση, άρση (ή οιαδήποτε ενέργεια ή παράλειψη επιφέρει παρόμοια αποτελέσματα) θα δεσμεύει την Εκδότρια και όλους τους Δανειστές.

23.4 Καμία τροποποίηση ή παραίτηση, η οποία σχετίζεται με τα δικαιώματα και τις υποχρεώσεις του Εκπροσώπου των Ομολογιούχων δεν δύναται να πραγματοποιηθεί άνευ της συναίνεσης του Εκπροσώπου των Ομολογιούχων.

23.5 Τυχόν μη άσκηση ή καθυστέρηση στην άσκηση από οποιοδήποτε Μέρος δικαιωμάτων, εξουσιών ή ενδίκων μέσων σε σχέση με τις Ομολογίες ή τα

Έγγραφα του Ομολογιακού Δανείου (έκαστο ένα Δικαίωμα) δεν θα θεωρείται ως παραίτηση από αυτό το Δικαίωμα, ούτε τυχόν μεμονωμένη ή μερική άσκηση ορισμένου Δικαιώματος θα αποκλείει άλλη ή περαιτέρω άσκηση του ιδίου ή άλλου Δικαιώματος.

23.6 Οποιαδήποτε ρητή παραίτηση από δικαίωμα που γεννάται κατόπιν αθέτησης όρου των Ομολογιών ή Εγγράφου του Ομολογιακού Δανείου δεν θα θεωρείται ότι αποτελεί παραίτηση από δικαίωμα σε σχέση με μεταγενέστερη αθέτηση του ιδίου όρου.

24. ΜΕΤΑΒΙΒΑΣΗ ΟΜΟΛΟΓΙΩΝ

24.1 Οι Ομολογίες είναι ελευθέρως διαπραγματεύσιμες και μεταβιβάσιμες, σύμφωνα με τους Κανονισμούς Χρηματιστηρίου και την οικεία νομοθεσία. Οι Ομολογίες θα μεταβιβάζονται/διαπραγματεύονται σε μονάδες ελάχιστης ονομαστικής αξίας διαπραγμάτευσης, ίσες προς μία (1) ακέραιη Ομολογία. Τόσο η μονάδα ελάχιστης ονομαστικής αξίας διαπραγμάτευσης, όσο και η ελάχιστη ποσότητα προσφοράς δύνανται να τροποποιούνται σύμφωνα με τα εφαρμοζόμενα στους Κανονισμούς Χρηματιστηρίου. Η εκκαθάριση συναλλαγών επί Ομολογιών πραγματοποιείται μέσω της ΕΤ.ΕΚ. σύμφωνα με τον Κανονισμό Εκκαθάρισης Συναλλαγών και τις λοιπές νομοθετικές ή κανονιστικές διατάξεις που αφορούν στην εκκαθάριση των πραγματοποιούμενων συναλλαγών επί Ομολογιών.

24.2 Ομολογιούχος θα λογίζεται, έναντι της Εκδότριας, του Εκπροσώπου των Ομολογιούχων, καθώς και έναντι των άλλων Ομολογιούχων, ο δικαιούχος των Ομολογιών κατά την Ημερομηνία Προσδιορισμού Δικαιούχου του σχετικού δικαιώματος και βεβαιώνεται ως δικαιούχος Ομολογιών βάσει εκδιδόμενης από τον Διαχειριστή Σ.Α.Τ. βεβαίωσης/κατάστασης (αρχείο), εφόσον ο Διαχειριστής Σ.Α.Τ. παρέχει υπηρεσίες μητρώου, ή μέσω των Συμμετεχόντων και Εγγεγραμμένων Διαμεσολαβητών στο κεντρικό αποθετήριο τίτλων σε κάθε άλλη περίπτωση (άρθρο 60 παρ. 4 του Νόμου).

24.3 Η Εκδότρια και η Εγγυήτρια απαγορεύεται να εκχωρήσουν ή να μεταβιβάσουν τα δικαιώματα και τις υποχρεώσεις τους σε σχέση με το παρόν Πρόγραμμα ή οποιοδήποτε άλλο Έγγραφο του Ομολογιακού Δανείου.

25. ΕΓΓΥΗΣΗ

25.1 Η Εγγυήτρια δηλώνει ότι εγγυάται προς τους Δανειστές, υπέρ της Εκδότριας, την τήρηση των όρων του Προγράμματος και την απ' αυτήν εξόφληση κάθε οφειλόμενου εκ των Ομολογιών και των Εγγράφων του Ομολογιακού Δανείου ποσού, κατά κεφάλαιο, τόκους και πάσης φύσης έξοδα, αναλαμβάνοντας κύρια και ανεξάρτητη ευθύνη ως πρωτοφειλέτιδα, με αποτέλεσμα τον αποκλεισμό των ενστάσεων διαιρέσεως και διζήσεως

ουτσούκου, Δ.Ν.
.Μ. Δ.Σ.Α. 32374
115 24 Αθήνα
87 - ΔΟΥ: Ψυχικού
;oukou@gmail.com
: 698 9700864

Έγγραφα του Ομολογιακού Δανείου (έκαστο ένα Δικαίωμα) δεν θα θεωρείται ως παραίτηση από αυτό το Δικαίωμα, ούτε τυχόν μεμονωμένη ή μερική άσκηση ορισμένου Δικαιώματος θα αποκλείει άλλη ή περαιτέρω άσκηση του ιδίου ή άλλου Δικαιώματος.

23.6 Οποιαδήποτε ρητή παραίτηση από δικαίωμα που γεννάται κατόπιν αθέτησης όρου των Ομολογιών ή Εγγράφου του Ομολογιακού Δανείου δεν θα θεωρείται ότι αποτελεί παραίτηση από δικαίωμα σε σχέση με μεταγενέστερη αθέτηση του ιδίου όρου.

24. ΜΕΤΑΒΙΒΑΣΗ ΟΜΟΛΟΓΙΩΝ

24.1 Οι Ομολογίες είναι ελευθέρως διαπραγματεύσιμες και μεταβιβάσιμες, σύμφωνα με τους Κανονισμούς Χρηματιστηρίου και την οικεία νομοθεσία. Οι Ομολογίες θα μεταβιβάζονται/διαπραγματεύονται σε μονάδες ελάχιστης ονομαστικής αξίας διαπραγμάτευσης, ίσες προς μία (1) ακέραιη Ομολογία. Τόσο η μονάδα ελάχιστης ονομαστικής αξίας διαπραγμάτευσης, όσο και η ελάχιστη ποσότητα προσφοράς δύνανται να τροποποιούνται σύμφωνα με τα εφαρμοζόμενα στους Κανονισμούς Χρηματιστηρίου. Η εκκαθάριση συναλλαγών επί Ομολογιών πραγματοποιείται μέσω της ΕΤ.ΕΚ. σύμφωνα με τον Κανονισμό Εκκαθάρισης Συναλλαγών και τις λοιπές νομοθετικές ή κανονιστικές διατάξεις που αφορούν στην εκκαθάριση των πραγματοποιούμενων συναλλαγών επί Ομολογιών.

24.2 Ομολογιούχος θα λογίζεται, έναντι της Εκδότριας, του Εκπροσώπου των Ομολογιούχων, καθώς και έναντι των άλλων Ομολογιούχων, ο δικαιούχος των Ομολογιών κατά την Ημερομηνία Προσδιορισμού Δικαιούχου του σχετικού δικαιώματος και βεβαιώνεται ως δικαιούχος Ομολογιών βάσει εκδιδόμενης από τον Διαχειριστή Σ.Α.Τ. βεβαίωσης/κατάστασης (αρχείο), εφόσον ο Διαχειριστής Σ.Α.Τ. παρέχει υπηρεσίες μητρώου, ή μέσω των Συμμετεχόντων και Εγγεγραμμένων Διαμεσολαβητών στο κεντρικό αποθετήριο τίτλων σε κάθε άλλη περίπτωση (άρθρο 60 παρ. 4 του Νόμου).

24.3 Η Εκδότρια και η Εγγυήτρια απαγορεύεται να εκχωρήσουν ή να μεταβιβάσουν τα δικαιώματα και τις υποχρεώσεις τους σε σχέση με το παρόν Πρόγραμμα ή οποιοδήποτε άλλο Έγγραφο του Ομολογιακού Δανείου.

25. ΕΓΓΥΗΣΗ

25.1 Η Εγγυήτρια δηλώνει ότι εγγυάται προς τους Δανειστές, υπέρ της Εκδότριας, την τήρηση των όρων του Προγράμματος και την απ' αυτήν εξόφληση κάθε οφειλόμενου εκ των Ομολογιών και των Εγγράφων του Ομολογιακού Δανείου ποσού, κατά κεφάλαιο, τόκους και πάσης φύσης έξοδα, αναλαμβάνοντας κύρια και ανεξάρτητη ευθύνη ως πρωτοφειλέτιδα, με αποτέλεσμα τον αποκλεισμό των ενστάσεων διαιρέσεως και διζήσεως

Γεωργία Μ
Δικηγόρο
Μενάγ
ΑΦΜ: 125
Email: ggl
Τηλέ

καθώς του συνόλου των δικαιωμάτων, ενστάσεων και ευεργετημάτων που απορρέουν από τις διατάξεις των άρθρων 852, 853, 855, 858, 861, 862, 867 και 868 του Αστικού Κώδικα, τα οποία και δεν εφαρμόζονται. Επίσης, η Εγγυήτρια δηλώνει ότι κάθε αναγνώριση της οφειλής από την Εκδότρια ή αφηρημένη υπόσχεση από αυτήν καταβολής του Χρέους υποχρεώνει και την ίδια.

25.2 Η Εγγυήτρια ευθύνεται έναντι των Δανειστών ανεξαρτήτως του νομότυπου των από την Εκδότρια αναλαμβανομένων με το Πρόγραμμα, τις Ομολογίες και τα λοιπά Έγγραφα του Ομολογιακού Δανείου υποχρεώσεων και ανεξαρτήτως νομικών ή άλλων ελαττωμάτων που αφορούν την εκπροσώπηση αυτής.

25.3 Η Εγγυήτρια δεν ελευθερώνεται έστω και εάν, εξ οιουδήποτε λόγου, συμπεριλαμβανομένης και της πτώχευσης της Εκδότριας ή της υπαγωγής της σε άλλη διαδικασία συλλογικής ικανοποίησης των πιστωτών, ακόμη και αν οφείλεται στους Δανειστές, κατέστη αδύνατη η ικανοποίηση τους από την Εκδότρια, ούτε εάν, για οποιονδήποτε λόγο, οι Δανειστές παραιτήθηκαν οποιωνδήποτε ασφαλειών υπέρ των απαιτήσεών τους, της Εγγυήτριας παρέχουσας από σήμερα προς τους Δανειστές, ανεκκλήτως, την ανεπιφύλακτη συναίνεσή της, όπως οι τελευταίοι παραιτούνται οποτεδήποτε από τις προς εξασφάλιση του Ομολογιακού Δανείου υφιστάμενες ή/και μελλοντικές εμπράγματες ή προσωπικές ασφάλειες. Τυχόν απόσβεση της κυρίας οφειλής άνευ ικανοποίησης των Δανειστών ή τυχόν καθυστέρηση ή αμέλεια σχετικά με την ανάληψη και συνέχιση από τους Δανειστές ή τον εκπρόσωπό τους, της δικαστικής επιδίωξης των απαιτήσεων των Δανειστών, συμφωνείται ότι δεν αποτελούν λόγο ελευθέρωσης της Εγγυήτριας.

25.4 Η Εγγυήτρια παραιτείται έναντι των Δανειστών του δικαιώματος να ασκήσει τα τυχόν εξ αναγωγής δικαιώματά της κατά της Εκδότριας, εφόσον υφίσταται ανεξόφλητο υπόλοιπο των απαιτήσεων των Δανειστών από τις Ομολογίες και τα λοιπά Έγγραφα του Ομολογιακού Δανείου.

25.5 Η Εγγυήτρια αναγνωρίζει ότι η ευθύνη της από την Εγγύηση, συνιστά διαρκή υποχρέωσή της έναντι των Δανειστών, μέχρι την ολοσχερή εξόφληση των απαιτήσεων εκ των Ομολογιών και των λοιπών Έγγραφων του Ομολογιακού Δανείου που ασφαλίζονται με την Εγγύηση. Συναφώς αποδέχεται ότι η συνομολόγηση της αποπληρωμής του Ομολογιακού Δανείου και των Ομολογιών σε συγκεκριμένες ημερομηνίες (έκαστη εξ αυτών δήλη ημέρα) δεν καθιστά ή μετατρέπει την παρούσα Εγγύηση σε εγγύηση ορισμένου χρόνου και συνεπώς στην παρούσα Εγγύηση δεν βρίσκει εφαρμογή η διάταξη του άρθρου 866 του Αστικού Κώδικα.

26. ΑΚΥΡΟΤΗΤΑ

. Κουτσούκου, Δ.Ν.
- Α.Μ. Δ.Σ.Α. 32374
α 9, 115 24 Αθήνα
34187 - ΔΟΥ: Ψυχικού
outsoukou@gmail.com
ωνο: 698 9700864

Αν όρος (ή μέρος αυτού) του παρόντος Προγράμματος ή οποιουδήποτε Εγγράφου του Ομολογιακού Δανείου είναι ή καταστεί άκυρος ή μη εκτελεστός, η ακυρότητα ή η αδυναμία εκτέλεσης δεν θα επηρεάζουν την εγκυρότητα ή την εκτελεστότητα των λοιπών όρων ή του υπολοίπου μέρους του εν λόγω όρου.

27. ΥΠΟΓΡΑΦΗ ΣΕ ΠΕΡΙΣΣΟΤΕΡΑ ΑΝΤΙΤΥΠΑ

Το παρόν Πρόγραμμα δύναται να υπογραφεί σε περισσότερα του ενός αντίτυπα και αυτό θα επιφέρει το ίδιο έννομο αποτέλεσμα ως εάν όλες οι υπογραφές των Μερών ετίθετο επί του μοναδικού πρωτοτύπου του παρόντος Προγράμματος, εφόσον στα αντίτυπα που προορίζονται για κάθε Μέρος τεθούν οι υπογραφές των υπολοίπων Μερών.

28. ΠΑΡΑΓΡΑΦΗ

Οι αξιώσεις από την Ομολογία παραγράφονται, του μεν κεφαλαίου σε είκοσι (20) έτη, των δε τόκων σε πέντε (5) έτη. Η παραγραφή της αξίωσης αρχίζει, ως προς το κεφάλαιο, την επομένη της ημερομηνίας λήξης, επερχόμενης με οποιονδήποτε τρόπο, της Ομολογίας, και ως προς τους τόκους, την επομένη της λήξης του έτους εντός του οποίου λήγει η Περίοδος Εκτοκισμού, κατά την οποία είναι καταβλητέοι οι τόκοι.

29. ΕΠΙΚΟΙΝΩΝΙΑ – ΔΙΟΡΙΣΜΟΣ ΑΝΤΙΚΛΗΤΟΥ

29.1 Οποιαδήποτε επικοινωνία των Ομολογιούχων με την Εκδότρια και/ή την Εγγυήτρια σε σχέση με τις Ομολογίες και οποιοδήποτε Έγγραφο του Ομολογιακού Δανείου πραγματοποιείται εγγράφως και δια του Εκπροσώπου των Ομολογιούχων.

29.2 Τα στοιχεία επικοινωνίας της Εκδότριας για αυτόν τον σκοπό είναι:

Διεύθυνση: The Orbit, Λεωφ. Κηφισίας 115, 115 24 Αθήνα

Αριθμός φαξ: +30 210 3600 069

Τηλέφωνο: +30 210 3607 811

Email: info@koutalidis.gr και nkoritsas@koutalidis.gr και gkoutsoukou@koutalidis.gr

Υπ' όψη: Δικηγορική Εταιρεία Κουταλίδη

29.3 Τα στοιχεία επικοινωνίας της Εγγυήτριας για αυτόν τον σκοπό είναι:

The Orbit, Λεωφ. Κηφισίας 115, 115 24 Αθήνα

Αριθμός φαξ: +30 210 3600 069

Τηλέφωνο: +30 210 3607 811

Email: info@koutalidis.gr και nkoritsas@koutalidis.gr και gkoutsoukou@koutalidis.gr

Υπ' όψη: Δικηγορική Εταιρεία Κουταλίδη

Γεωργία Ν. Κου
Δικηγόρος - Α.Μ
Μενάγια 9, 11
ΑΦΜ: 125134187
Email: ggkoutsou
Τηλέφωνο: 6

29.4 Τα στοιχεία επικοινωνίας του Εκπροσώπου των Ομολογιούχων για αυτόν τον σκοπό είναι:

Διεύθυνση: Παπαδά 4, 11525 Αθήνα

Αριθμός φαξ: +30 210 33 35 390

Τηλέφωνο: +30 210 32 88 000

Email: CustodyGreekInstitutionals@piraeusbank.gr

Υπ' όψη: Τράπεζα Πειραιώς-Θεματοφυλακή

29.5 Ο Εκπρόσωπος των Ομολογιούχων μπορεί να αλλάξει τα στοιχεία επικοινωνίας του με προηγούμενη έγγραφη ειδοποίηση πέντε (5) Εργασίμων Ημερών προς την Εκδότρια και τους Ομολογιούχους, που δημοσιεύεται σύμφωνα με τις διατάξεις του άρθρου 68 του Νόμου.

29.6 Κάθε ειδοποίηση θα τεκμαίρεται ότι παραδόθηκε στον σχετικό παραλήπτη ως ακολούθως:

(α) αν παραδόθηκε δια χειρός, κατά την ώρα της παράδοσης, με την υπογραφή σχετικού πρωτοκόλλου παράδοσης-παραλαβής,

(β) αν εστάλη με συστημένη επιστολή, κατά την παράδοση στην σχετική διεύθυνση με την υπογραφή σχετικού πρωτοκόλλου παράδοσης-παραλαβής,

(γ) αν εστάλη με φαξ, όταν ελήφθη σε ευανάγνωστη μορφή,

(δ) αν εστάλη δια ηλεκτρονικού ταχυδρομείου ή άλλου παρόμοιου μέσου, όταν ελήφθη σε ευανάγνωστη μορφή, υπό τον όρο ότι οποιαδήποτε ειδοποίηση επιδόθηκε ως ανωτέρω αλλά ελήφθη σε μη Εργάσιμη Ημέρα ή εκτός ωραρίου εργασίας στον τόπο παραλαβής, θα θεωρείται ότι παραδόθηκε την επομένη Εργάσιμη Ημέρα σε αυτόν τον τόπο.

29.7 Κάθε ανακοίνωση ή ειδοποίηση της Εκδότριας προς τους Ομολογιούχους δημοσιεύεται, σύμφωνα με τις διατάξεις του άρθρου 68 παρ. 3 του Νόμου, μέσω του επίσημου διαδικτυακού τόπου του Χρηματιστηρίου Αθηνών, και κάθε ανακοίνωση ή ειδοποίηση του Εκπροσώπου των Ομολογιούχων προς τους Ομολογιούχους δημοσιεύεται, σύμφωνα με τις διατάξεις του άρθρου

τσούκου, Α.Ν.
Δ.Σ.Α. 32374
24 Αθήνα
ΔΟΥ: Ψυχικού
ou@gmail.com
8 9700864

68 παρ. 3 του Νόμου, μέσω της Εκδότριας στον επίσημο διαδικτυακό τόπο του Χρηματιστηρίου Αθηνών και στην ιστοσελίδα της Εκδότριας.

29.8 Η Εκδότρια και η Εγγυήτρια δια του παρόντος διορίζουν τη Δικηγορική Εταιρεία Κουταλίδη (Διεύθυνση: The Orbit, Λεωφ. Κηφισίας 115, 115 24 Αθήνα, Τηλ: +30 210 3607 811, Fax: +30 210 3600 069, E-mail: info@koutalidis.gr και nkoritsas@koutalidis.gr και gkoutsoukou@koutalidis.gr) ως αντίκλητο τους, προς την οποία ο Εκπρόσωπος των Ομολογιούχων και οι Ομολογιούχοι θα μπορούν εγκύρως να κοινοποιούν και να επιδίδουν οποιαδήποτε έγγραφα σε σχέση με το παρόν Πρόγραμμα Ομολογιακού Δανείου και τα Έγγραφα του Ομολογιακού Δανείου, περιλαμβανομένων και εγγράφων που αναφέρονται σε εκκίνηση δικαστικών ενεργειών στην Ελλάδα.

30. ΕΦΑΡΜΟΣΤΕΟ ΔΙΚΑΙΟ – ΔΙΚΑΙΟΔΟΣΙΑ

30.1 Το Ομολογιακό Δάνειο και όλες οι απαιτήσεις και τα δικαιώματα που απορρέουν από αυτό, συμπεριλαμβανομένων αδικοπρακτικών αξιώσεων, διέπονται και ερμηνεύονται σύμφωνα με το ελληνικό δίκαιο και, μεταξύ άλλων, τις διατάξεις του Νόμου και του άρθρου 14 του ν. 3156/2003.

30.2 Οποιαδήποτε διαφορά σε σχέση με το Ομολογιακό Δάνειο, περιλαμβανομένων των τυχόν εξωσυμβατικών, επιλύεται αποκλειστικά από τα δικαστήρια των Αθηνών.

ΣΕ ΠΙΣΤΟΠΟΙΗΣΗ ΤΩΝ ΑΝΩΤΕΡΩ ΥΠΕΓΡΑΦΗ ΤΟ ΠΑΡΟΝ ΠΡΟΓΡΑΜΜΑ στις 11 Φεβρουαρίου, 2022 ως ακολούθως,

ΓΙΑ ΤΗΝ ΕΚΔΟΤΡΙΑ

____

Διά: Λουκά Μπαρμπαρή

Στην: Αθήνα

Δικηγόρος - Α.Μ
Μενάγια 9, 1
ΑΦΜ: 12513418
Email: ggkoutso
Τηλέφωνο

ΓΙΑ ΤΗΝ ΕΓΓΥΗΤΡΙΑ

____

Διά: Κωνσταντίνου Αδαμόπουλου

Στην: Αθήνα

ΓΙΑ ΤΟΝ ΕΚΠΡΟΣΩΠΟ ΤΩΝ ΟΜΟΛΟΓΙΟΥΧΩΝ

________________ Κατερίνα Ξένου

Διά: Αικατερίνης Ξένου

____

Διά: Θέμη Ξύδη

Στην: Αθήνα Ευθύμιος Ξύδης

ΠΑΡΑΡΤΗΜΑ Α - ΥΠΟΔΕΙΓΜΑ ΠΙΣΤΟΠΟΙΗΤΙΚΟΥ ΣΥΜΜΟΡΦΩΣΗΣ

Από: «SAFE BULKERS PARTICIPATIONS PLC» (η «Εκδότρια»)

Προς: τον Εκπρόσωπο των Ομολογιούχων

«ΤΡΑΠΕΖΑ ΠΕΙΡΑΙΩΣ ΑΝΩΝΥΜΟΣ ΕΤΑΙΡΕΙΑ»

Αμερικής 4, 10564 Αθήνα

Ημερομηνία: [•]

Αξιότιμοι Κύριοι,

Πρόγραμμα Κοινού Ομολογιακού Δανείου ύψους έως €100.000.000

Αναφερόμαστε στο Πρόγραμμα Έκδοσης Κοινού Ομολογιακού Δανείου έως **€100.000.000** με ημερομηνία έκδοσης [•].2022 (το «**Πρόγραμμα**») με εκδότρια την εταιρία «SAFE BULKERS PARTICIPATIONS PLC» και εγγυήτρια την εταιρία «SAFE BULKERS INC.» (η «**Εγγυήτρια**»), σε σχέση με το οποίο ενεργείτε ως Εκπρόσωπος των Ομολογιούχων.

Όροι με κεφαλαία έχουν την ίδια σημασία που τους αποδίδεται στο Πρόγραμμα. Το παρόν αποτελεί Πιστοποιητικό Συμμόρφωσης βάσει του Όρου 14.1(viii) του Προγράμματος.

Σχετικά σάς δηλώνουμε ότι με Ημερομηνία Αναφοράς την [ΗΜΕΡΟΜΗΝΙΑ], οι Δείκτες είναι ίσοι με [•],

Ο υπολογισμός των Δεικτών έχει γίνει σύμφωνα με τους Όρους του Προγράμματος. Στην παρούσα επιστολή επισυνάπτουμε ως Παράρτημα λεπτομερή περιγραφή των υπολογισμών που έχουν διενεργηθεί βάσει του Όρου 14.1(viii) του Προγράμματος.

Με εκτίμηση,

Για την Εκδότρια

(Υπογραφή)

Προς

το Διοικητικό Συμβούλιο της «SAFE BULKERS INC.» και της «SAFE BULKERS PARTICIPATIONS PLC».

[Δ/ΝΣΗ]

Έκθεση Ευρημάτων από την Εκτέλεση Προσυμφωνημένων Διαδικασιών αναφορικά με την τήρηση του Όρου Error! Reference source not found. **του από [•].[•].2022 Προγράμματος Εκδόσεως Κοινού Ομολογιακού Δανείου έως €100.000.000 της εταιρίας «SAFE BULKERS PARTICIPATION PLC» (το «Πρόγραμμα»)**

Κουτσούκου, Δ.Ν.
Α.Μ. Δ.Σ.Α. 32374
9, 115 24 Αθήνα
4187 - ΔΟΥ: Ψυχικού
ıtsoukou@gmail.com
νο: 698 9700864

Αξιότιμοι Κύριοι,

Σύμφωνα με την εντολή που λάβαμε από το Διοικητικό Συμβούλιο της εταιρίας «SAFE BULKERS Inc.» (η «Εγγυήτρια»), διενεργήσαμε τις προσυμφωνημένες διαδικασίες που αναφέρονται παρακάτω και που έχουμε συμφωνήσει με τη Διοίκηση της Εγγυήτριας και της «SAFE BULKERS PARTICIPATION PLC» (η «Εκδότρια») αναφορικά με τους χρηματοοικονομικούς δείκτες (οι «**Δείκτες**»), βάσει [των ελεγμένων Ενοποιημένων Ετήσιων Χρηματοοικονομικών Καταστάσεων / της ενδιάμεσης συνοπτικής Εξαμηνιαίας Χρηματοοικονομικής Πληροφόρησης] της Εγγυήτριας, όπως αυτοί προβλέπονται από τον Όρο **Error! Reference source not found.** του Προγράμματος.

Ευθύνη της Διοίκησης

Η Διοίκηση της Εγγυήτριας είναι υπεύθυνη για την πληρότητα και ορθότητα των λογιστικών βιβλίων, και η Διοίκηση της Εκδότριας για την ακρίβεια των δηλώσεών της αναφορικά με τον υπολογισμό των Δεικτών του «Παραρτήματος Χρηματοοικονομικών Δεικτών», καθώς και για την γνωστοποίηση πιθανών γεγονότων καταγγελίας του Προγράμματος.

Ευθύνη του Ελεγκτή

Διενεργήσαμε την εργασία αυτή σύμφωνα με το Διεθνές Πρότυπο Συναφών Υπηρεσιών 4400 «Αναθέσεις Εκτέλεσης Προσυμφωνημένων Διαδικασιών Συναφών με Χρηματοοικονομική Πληροφόρηση» που εφαρμόζεται σε έργα προσυμφωνημένων διαδικασιών. Η επάρκεια αυτών των διαδικασιών είναι αποκλειστική ευθύνη της Εκδότριας και της Εγγυήτριας. Ως εκ τούτου, δεν εκφέρουμε άποψη είτε αναφορικά με την επάρκεια των διαδικασιών που περιγράφονται παρακάτω είτε για το σκοπό για τον οποίο έχει ζητηθεί αυτή η έκθεση. Ευθύνη μας είναι να εκτελέσουμε τις κατωτέρω προσυμφωνημένες διαδικασίες και να σας γνωστοποιήσουμε τα ευρήματά μας.

Διαδικασίες που διενεργήθηκαν

Συγκεκριμένα, οι διαδικασίες που διενεργήσαμε συνοψίζονται ως εξής:

1) Παραλάβαμε από την Εγγυήτρια τον υπολογισμό των Δεικτών (βλέπε επισυναπτόμενο «Παράρτημα Χρηματοοικονομικών Δεικτών»).
2) Εξετάσαμε ότι η μέθοδος υπολογισμού των Δεικτών του Παραρτήματος είναι σε συμφωνία με τους όρους του Προγράμματος.

Γεωργία Ν. Κο
Δικηγόρος - Α.Μ
Μενάγια 9, 1
ΑΦΜ: 12513418
Email: ggkoutso
Τηλέφωνο:

3) Αντιπαραβάλαμε τα ποσά που χρησιμοποιήθηκαν στους υπολογισμούς των Δεικτών με βάση: (α) τις [ετήσιες ελεγμένες Ενοποιημένες Χρηματοοικονομικές Καταστάσεις / την ενδιάμεση συνοπτική Εξαμηνιαία Χρηματοοικονομική Πληροφόρηση] της Εγγυήτριας, που συντάχθηκαν με βάση τα [*να συμπληρωθούν τα ισχύοντα λογιστικά πρότυπα ως προς την Εγγυήτρια*] για την [*χρήση/περίοδο*] που έληξε την [•], (β) τα βιβλία και στοιχεία της Εγγυήτριας για την [*χρήση/περίοδο*] που έληξε την [•], και (γ) αναλύσεις και/ή καταστάσεις που ετοιμάστηκαν από την Εγγυήτριας για την [χρήση/περίοδο] που έληξε την [•].
4) Επιβεβαιώσαμε την ορθότητα των αριθμητικών υπολογισμών που διενεργήθηκαν από την Εγγυήτρια για την κατάρτιση των απαιτούμενων Δεικτών, όπως αυτοί προβλέπονται από τον Όρο **Error! Reference source not found.** του Προγράμματος.

Όροι με κεφαλαία έχουν την ίδια σημασία που τους αποδίδεται στο Πρόγραμμα.

Η παρούσα Έκθεση Ευρημάτων συνετάγη βάσει του Όρου **Error! Reference source not found.** του Προγράμματος σε σχέση με την Ημερομηνία Αναφοράς της [•].

ΕΥΡΗΜΑΤΑ

1)..........

2)..........

3).........

Δεδομένου ότι η διενέργεια των προαναφερόμενων διαδικασιών δεν αποτελεί έλεγχο ή επισκόπηση σύμφωνα με τα [Διεθνή Πρότυπα Ελέγχου ή τα Διεθνή Πρότυπα Ανάθεσης Εργασιών Επισκόπησης] δεν εκφράζουμε οποιαδήποτε άλλη διαβεβαίωση πέραν των όσων αναφέρουμε ανωτέρω.

Αν είχαμε διενεργήσει επιπρόσθετες διαδικασίες ή αν είχαμε διενεργήσει έλεγχο ή επισκόπηση σύμφωνα με τα [Διεθνή Πρότυπα Ελέγχου ή τα Διεθνή Πρότυπα Ανάθεσης Εργασιών Επισκόπησης], ενδεχομένως να είχαν υποπέσει στην

τσούκου, Δ.Ν.
. Δ.Σ.Α. 32374
5 24 Αθήνα
- ΔΟΥ: Ψυχικού
kou@gmail.com
98 9700864

αντίληψή μας και άλλα θέματα πέραν των αναφερόμενων στις προηγούμενες παραγράφους, τα οποία θα σας γνωστοποιούσαμε.

Περιορισμός χρήσης

Η Έκθεσή Ευρημάτων συντάχθηκε αποκλειστικά για το σκοπό που αναφέρεται στην πρώτη παράγραφο της παρούσας, απευθύνεται αποκλειστικά προς το Διοικητικό Συμβούλιο της Εκδότριας και της Εγγυήτριας. Ως εκ τούτου, η Έκθεση αυτή δεν επιτρέπεται να χρησιμοποιηθεί για οποιονδήποτε άλλον σκοπό ή να διανεμηθεί σε τρίτους, χωρίς την προηγούμενη γραπτή συγκατάθεσή μας, καθώς περιορίζεται μόνον στους υπολογισμούς και τα κονδύλια που αναφέρονται παραπάνω και δεν επεκτείνεται στις οικονομικές καταστάσεις της Εγγυήτριας στο σύνολό τους, για τις οποίες εκδώσαμε ξεχωριστές Εκθέσεις [Επισκόπησης ή Ελέγχου] με ημερομηνία XX/XX/ 20XX ή σε οποιαδήποτε άλλα έγγραφα της Εγγυήτριας στο σύνολό τους.

Επιτρέπουμε τη γνωστοποίηση της Έκθεσης, στο σύνολό της και μόνο, από εσάς στην «ΤΡΑΠΕΖΑ ΠΕΙΡΑΙΩΣ ΑΝΩΝΥΜΟΣ ΕΤΑΙΡΕΙΑ», υπό την ιδιότητά της ως εκπροσώπου των Ομολογιούχων, καθώς και τη δημοσίευσή της σύμφωνα με τα όσα ορίζονται στον Όρο **Error! Reference source not found.** του Προγράμματος χωρίς την αποδοχή ή την ανάληψη οποιασδήποτε ευθύνης ή υποχρέωσης προς αυτήν εκ μέρους μας.

Έδρα Ελεγκτή [πόλη], [ημερομηνία]

Γεωργία Ν. Κ
Δικηγόρος - Α.
Μενάγια 9,
ΑΦΜ: 12513418
Email: ggkoutsc
Τηλέφωνο:

ΠΑΡΑΡΤΗΜΑ ΧΡΗΜΑΤΟΟΙΚΟΝΟΜΙΚΩΝ ΔΕΙΚΤΩΝ			
Περιγραφή Δείκτη	**Ποσά '000**	**Δείκτης**	**Απαίτηση**
Σύνολο Υποχρεώσεων της Εγγυήτριας σε ενοποιημένο επίπεδο (Σύνολο Ενεργητικού μείον σωρευτική αξία των ιδίων κεφαλαίων της Εγγυήτριας, περιλαμβανομένων δικαιωμάτων μειοψηφίας (total stockholders' equity), μείον αναβαλλόμενα έσοδα που προκύπτουν ως αποτέλεσμα διαφορών ναυλώσεων.			≤ 0,85: 1
Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού της Εγγυήτριας σε ενοποιημένο επίπεδο			
Σύνολο Καθαρής Αξίας Αναπροσαρμοσμένων Ιδίων Κεφαλαίων της Εγγυήτριας σε ενοποιημένο επίπεδο (Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού μείον Σύνολο Υποχρεώσεων)			≥ $150,000,000
EBITDA (Σε σχέση με το δωδεκάμηνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς, και πάντα βάσει ενοποιημένων χρηματοοικονομικών καταστάσεων της Εγγυήτριας τα ενοποιημένα Καθαρά προ Φόρων Κέρδη, μετά: (1) την προσθήκη των ενοποιημένων καθαρών εξόδων από τόκους και την αφαίρεση των ενοποιημένων καθαρών εσόδων από τόκους, (2) την προσθήκη, τυχόν ασύνηθων ή έκτακτων εξόδων και την αφαίρεση τυχών ασύνηθων ή έκτακτων εσόδων, (3) την προσθήκη αποσβέσεων, (4) την αφαίρεση μη χρηματικών κερδών και την προσθήκη μη χρηματικών ζημιών.)			≥ 2 : 1

Καθαροί Χρεωστικοί Τόκοι της Εγγυήτριας σε ενοποιημένο επίπεδο (Σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς και το δωδεκάμηνο που λήγει κατά την Ημερομηνία Αναφοράς, το σύνολο των εξόδων τόκου, αμοιβών ανάληψης υποχρεώσεων καθώς και λοιπών αμοιβών, προμηθειών, και λοιπών εξόδων, χρεώσεων και δαπανών της Εγγυήτριας και των Θυγατρικών αυτής κατά τη διάρκεια της εν λόγω περιόδου, μείον τα εισπραχθέντα έσοδα από τόκους της Εγγυήτριας σε ενοποιημένο επίπεδο σύμφωνα με τα εκάστοτε US GAAP και όπως αποτυπώνονται στα εκάστοτε Λογιστικά Στοιχεία για την εν λόγω περίοδο.)			

Ορισμοί

Λογιστικά Στοιχεία σημαίνει:

(A) σε σχέση με Ημερομηνία Αναφοράς την $31^{η}$ Δεκεμβρίου, τις Ετήσιες Οικονομικές Καταστάσεις της Εγγυήτριας,

(B) σε σχέση με Ημερομηνία Αναφοράς την $30^{η}$ Ιουνίου, τις Εξαμηνιαίες Οικονομικές Καταστάσεις της Εγγυήτριας.

Ναύλωση Γυμνού Πλοίου σημαίνει τη ναύλωση πλοίου δυνάμει της οποίας ο ναυλωτής αποκτά, για τον συμφωνημένο χρόνο, πλήρη έλεγχο και κατοχή επί του πλοίου, έχει τη ναυτική διεύθυνση και διαχείριση του πλοίου, διορίζει και απολύει τον πλοίαρχο και το πλήρωμα του πλοίου, ευθύνεται έναντι τρίτων ως εάν επρόκειτο περί του πλοιοκτήτη και γενικά, για όσο χρόνο διαρκεί η ναύλωση, υποκαθίσταται κατά πάντα στη θέση του πλοιοκτήτη, εξαιρουμένης εξουσίας πώλησης ή υποθήκευσης του πλοίου.

Ναυλωτής Γυμνού Πλοίου σημαίνει τον αντισυμβαλλόμενο ναυλωτή σε Ναύλωση Γυμνού Πλοίου.

Ταμειακά Διαθέσιμα και Ταμειακά Ισοδύναμα σημαίνει σωρευτικά τα εξής:

(1) τα ταμειακά διαθέσιμα και ταμειακά ισοδύναμα, πλέον των δεσμευμένων πιστωτικών υπολοίπων σε κάθε καταθετικό ή τρεχούμενο λογαριασμό, όπως αυτά απεικονίζονται στις ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας κατά την Ημερομηνία Αναφοράς και

(2) τα χρεόγραφα «επενδυτικής διαβάθμισης» (investment grade) (όπως αποτιμώνται και αναφέρονται στις ενοποιημένες οικονομικές καταστάσεις της Εγγυήτριας κατά την Ημερομηνία Αναφοράς).

Πλοία Στόλου σημαίνει συλλογικά, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το σύνολο των πλοίων, τα οποία (ολικώς ή μερικώς, άμεσα ή έμμεσα) ανήκουν σε Θυγατρικές της Εγγυήτριας ή αποτελούν αντικείμενο Ναύλωσης Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) από Θυγατρικές της Εγγυήτριας, τα οποία πλοία κατά την Ημερομηνία Αναφοράς περιλαμβάνονται στο Συνολικό Ενεργητικό σύμφωνα με τα σχετικά Λογιστικά Στοιχεία και στον ενικό σημαίνει οποιοδήποτε εξ αυτών.

Πλοιοκτήτης σημαίνει τον εγγεγραμμένο κύριο Πλοίου Στόλου το οποίο δεν έχει ναυλωθεί δυνάμει Ναύλωσης Γυμνού Πλοίου.

Σύνολο Υποχρεώσεων Σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το Σύνολο Ενεργητικού αφαιρούμενης της σωρευτικής αξίας των ιδίων κεφαλαίων της Εγγυήτριας, περιλαμβανομένων δικαιωμάτων μειοψηφίας (total stockholders' equity) όπως αποτυπώνονται, σε κάθε περίπτωση, στις Οικονομικές Καταστάσεις για την εν λόγω Ημερομηνία Αναφοράς, εξαιρουμένου κάθε ποσού αναβαλλόμενων εσόδων που προκύπτουν ως αποτέλεσμα διαφορών ναυλώσεων.

Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς: (Α) το Σύνολο Ενεργητικού, αναπροσαρμοσμένο ούτως ώστε να λαμβάνεται υπόψη η Αγοραία Αξία του συνόλου των Πλοίων Στόλου (διά αντικατάστασης της λογιστικής αξίας εκάστου Πλοίου Στόλου, όπως προσδιορίζεται στα σχετικά Λογιστικά Στοιχεία, με την Αγοραία Αξία εκάστου Πλοίου Στόλου κατά τη συγκεκριμένη Ημερομηνία Αναφοράς) και (Β) το Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών για όλα τα Πλοία Συμμετοχών (διά αντικαταστάσεως της λογιστικής αξίας του Πλοίου Συμμετοχών, όπως προσδιορίζεται στα σχετικά Λογιστικά Στοιχεία κατά την εν λόγω Ημερομηνία Αναφοράς, με το Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών για όλα τα Πλοία Συμμετοχών κατά τη συγκεκριμένη Ημερομηνία Αναφοράς).

Σύνολο Καθαρής Αξίας Αναπροσαρμοσμένων Ιδίων Κεφαλαίων σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το ποσό κατά το οποίο το Σύνολο Αξίας Αναπροσαρμοσμένου Ενεργητικού υπερβαίνει το Σύνολο Υποχρεώσεων, σε κάθε περίπτωση κατά την εν λόγω Ημερομηνία Αναφοράς.

EBITDA σημαίνει, σε σχέση με την Ημερομηνία Αναφοράς και πάντα βάσει ενοποιημένων χρηματοοικονομικών καταστάσεων της Εγγυήτριας, το ποσό σε Δολάρια ΗΠΑ των ενοποιημένων Καθαρών προ Φόρων Κερδών σε σχέση με το δωδεκάμηνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς, μετά:

(1) την προσθήκη των ενοποιημένων καθαρών εξόδων από τόκους και την αφαίρεση των ενοποιημένων καθαρών εσόδων από τόκους,

Γεωργία Ν. Κο
Δικηγόρος - Α.Ι
Μενάγια 9,
ΑΦΜ: 12513418
Email: ggkoutsc
Τηλέφωνο:

υτσούκου, Δ.Ν.
1. Δ.Σ.Α. 32374
15 24 Αθήνα
7 - ΔΟΥ: Ψυχικού
ukou@gmail.com
698 9700864

(2) την προσθήκη, τυχόν ασύνηθων ή έκτακτων εξόδων και την αφαίρεση τυχών ασύνηθων ή έκτακτων εσόδων,

(3) την προσθήκη αποσβέσεων,

(4) την αφαίρεση μη χρηματικών κερδών και την προσθήκη μη χρηματικών ζημιών

σε κάθε περίπτωση, όπως αποδεικνύονται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω χρονική περίοδο.

Ρητά διευκρινίζεται ότι το υπό (4) σημείο ανωτέρω αφορά και τυχόν αναπροσαρμογή ενός περιουσιακού στοιχείου και οποιαδήποτε απώλεια ή κέρδος σε σχέση με τη λογιστική αξία που προκύπτει από τη διάθεση ενός περιουσιακού στοιχείου η και από την απομείωση της λογιστικής αξίας ενός περιουσιακού στοιχείου ως αποτέλεσμα συμμόρφωσης με τα US GAAP.

Ενοποιημένα Καθαρά προ Φόρων Κέρδη σημαίνει, πάντα βάσει ενοποιημένων χρηματοοικονομικών καταστάσεων της Εγγυήτριας, το ποσό σε Δολάρια ΗΠΑ των ενοποιημένων καθαρών προ φόρων κερδών σε σχέση με το δωδεκαμήνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς, σε κάθε περίπτωση, όπως αποδεικνύονται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω χρονική περίοδο.

Καθαροί Χρεωστικοί Τόκοι σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς και το δωδεκάμηνο που λήγει κατά την Ημερομηνία Αναφοράς, το σύνολο των εξόδων τόκου, αμοιβών ανάληψης υποχρεώσεων καθώς και λοιπών αμοιβών, προμηθειών, και λοιπών εξόδων, χρεώσεων και δαπανών της Εγγυήτριας και των Θυγατρικών αυτής κατά τη διάρκεια της εν λόγω περιόδου, αφαιρουμένων των εισπραχθέντων εσόδων από τόκους της Εγγυήτριας σε ενοποιημένο επίπεδο, σύμφωνα με τα εκάστοτε US GAAP και όπως αποτυπώνονται στα εκάστοτε Λογιστικά Στοιχεία για την εν λόγω περίοδο.

Συνολικά Έσοδα σημαίνει, σε σχέση με την Εγγυήτρια και για την εκάστοτε Ημερομηνία Αναφοράς, τα έσοδα που αποτυπώνονται στα σχετικά Λογιστικά Στοιχεία για το δωδεκάμηνο που λήγει κατά την εν λόγω Ημερομηνία Αναφοράς.

Σύνολο Ενεργητικού σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, τη σωρευτική αξία όλων των στοιχείων ενεργητικού της Εγγυήτριας, εξαιρουμένου κάθε ποσού δεδουλευμένων εσόδων που προκύπτουν ως αποτέλεσμα διαφορών ναυλώσεων, όπως αποδεικνύεται από τα σχετικά Λογιστικά Στοιχεία για την εν λόγω Ημερομηνία Αναφοράς.

Πλοία Συμμετοχών σημαίνει συλλογικά, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς, το σύνολο των πλοίων τα οποία από κοινού ανήκουν ή αποτελούν αντικείμενο Ναύλωσης Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) από (1) την Εγγυήτρια ή/και οποιαδήποτε άλλη Θυγατρική της Εγγυήτριας και (2) τρίτο μέρος κατά την εν λόγω Ημερομηνία Αναφοράς, και στον ενικό σημαίνει οποιοδήποτε εξ αυτών.

Σύνολο Αναπροσαρμοσμένης Αξίας Πλοίου Συμμετοχών σημαίνει, σε σχέση με την εκάστοτε Ημερομηνία Αναφοράς και έκαστο Πλοίο Συμμετοχών, το Ποσοστό επί του αθροίσματος (i) της Αγοραίας Αξίας του εν λόγω Πλοίου Συμμετοχών πλέον (ii) της αξίας του συνόλου ενεργητικού του καταχωρημένου Πλοιοκτήτη ή του Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης) του εν λόγω Πλοίου Συμμετοχών, εκτός της λογιστικής αξίας του εν λόγω Πλοίου Συμμετοχών, όπως έκαστο στοιχείο ενεργητικού παρουσιάζεται στις αντίστοιχες χρηματοοικονομικές καταστάσεις του Πλοιοκτήτη ή (κατά περίπτωση) Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), αφαιρουμένων (iii) των συνολικών υποχρεώσεων του καταχωρημένου Πλοιοκτήτη ή του Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), όπως παρουσιάζονται στις αντίστοιχες χρηματοοικονομικές καταστάσεις του Πλοιοκτήτη ή (κατά περίπτωση) Ναυλωτή Γυμνού Πλοίου (μέσω χρηματοδοτικής μίσθωσης), σε κάθε περίπτωση κατά την εν λόγω Ημερομηνία Αναφοράς.

Δικαίωμα Επιμήκυνσης Περιόδου Ναύλωσης σημαίνει το δικαίωμα ενός εκάστου των αντισυμβαλλομένων σε Εγκεκριμένη Σύμβαση Ναύλωσης να επιμηκύνει τη ναύλωση αυτή για προκαθορισμένο χρονικό διάστημα.

Εγκεκριμένη Σύμβαση Ναύλωσης σημαίνει, σε σχέση με ένα Πλοίο Στόλου, κατά την εκάστοτε Ημερομηνία Αναφοράς κάθε σύμβαση χρονοναύλωσης ή άλλη σύμβαση ναύλωσης, η οποία έχει υπολειπόμενη διάρκεια μεγαλύτερη των δώδεκα (12) μηνών (εξαιρουμένου τυχόν Δικαιώματος Επιμήκυνσης Περιόδου Ναύλωσης, πλην Δικαιώματος Επιμήκυνσης Περιόδου Ναύλωσης που εξασκείται από τον αντίστοιχο Πλοιοκτήτη ή Ναυλωτή Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης), και συνάφθηκε έως και την εν λόγω Ημερομηνία Αναφοράς από τον Πλοιοκτήτη ή Ναυλωτή Γυμνού Πλοίου (μόνο μέσω χρηματοδοτικής μίσθωσης) του εν λόγω Πλοίου Στόλου με τον ναυλωτή, όπως εκάστοτε αυτή τροποποιείται και/ή συμπληρώνεται.

True and accurate copy of the document provided to the undersigned pursuant to Article 36 of the Greek Lawyers' Code

Athens 24 March 2022

Γεωργία Ν. Κουτσούκου Δ.Ν.
Δικηγόρος - Α.Μ. Δ.Σ.Α. 32374
Μενάνδρου 9, 115 24 Αθήνα
ΑΦΜ: 125134187 - ΔΟΥ: Ψυχικού
Email: ggkoutsoukou@gmail.com
Τηλέφωνο: 698 9700864